                                                                  EXECUTION COPY





================================================================================


                           FEDERAL-MOGUL CORPORATION
                       THE FOREIGN SUBSIDIARY BORROWERS



                        _______________________________



                                $2,056,000,000

                 FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

                         Dated as of December 29, 2000



                        _______________________________



                           THE CHASE MANHATTAN BANK,
                      as Lead Arranger, Book Manager and
                             Administrative Agent


================================================================================

                               TABLE OF CONTENTS

                                                                                                               Page
ARTICLE I DEFINITIONS........................................................................................     3
         SECTION 1.1.   Defined Terms........................................................................     3
         SECTION 1.2.   Other Definitional Provisions........................................................    34

ARTICLE II AMOUNT AND TERMS OF US$ REVOLVING CREDIT COMMITMENTS  AND SWING LINE COMMITMENT...................    34
         SECTION 2.1.   US$ Revolving Credit Commitments.....................................................    34
         SECTION 2.2.   Repayment of US$ Revolving Credit Loans; Evidence of Debt............................    35
         SECTION 2.3.   Procedure for US$ Revolving Credit Borrowing.........................................    36
         SECTION 2.4.   Termination or Reduction of US$ Revolving Credit Commitments.........................    36
         SECTION 2.5.   Swing Line Commitments...............................................................    37
         SECTION 2.6.   Procedure for Swing Line Borrowings; Interest Rate...................................    37
         SECTION 2.7.   Repayment of Swing Line Loans; Evidence of Debt......................................    37
         SECTION 2.8.   Refunding of Swing Line Borrowings...................................................    38
         SECTION 2.9.   Participating Interests..............................................................    38
         SECTION 2.10.  Special Procedures Applicable During Six-Month Period Following Restatement
                         Effective Date......................................................................    39

ARTICLE III AMOUNT AND TERMS OF TERM LOANS...................................................................    40
         SECTION 3.1.   Term Loans and Term Loan Commitments.................................................    40
         SECTION 3.2.   Repayment of Term Loans; Evidence of Debt............................................    40
         SECTION 3.3.   Procedure for Tranche C Term Loan Borrowing..........................................    43

ARTICLE IV AMOUNT AND TERMS OF MULTICURRENCY REVOLVING CREDIT COMMITMENTS....................................    43
         SECTION 4.1.   Multicurrency Revolving Credit Commitments...........................................    43
         SECTION 4.2.   Procedure for Multicurrency Revolving Credit Borrowing...............................    44
         SECTION 4.3.   Spot Exchange Rate Calculations......................................................    44
         SECTION 4.4.   Commitment Reallocations.............................................................    44
         SECTION 4.5.   Redenomination and Alternative Currencies............................................    45

ARTICLE V AMOUNT AND TERMS OF SUPPLEMENTAL REVOLVING CREDIT COMMITMENTS......................................    46
         SECTION 5.1.   Supplemental Revolving Credit Commitments............................................    46
         SECTION 5.2.   Repayment of Supplemental Revolving Credit Loans; Evidence of Debt...................    46
         SECTION 5.3.   Procedure for Supplemental Revolving Credit Borrowing................................    47
         SECTION 5.4.   Termination or Reduction of Supplemental Revolving Credit Commitments................    48

ARTICLE VI LETTERS OF CREDIT.................................................................................    48
         SECTION 6.1.   L/C Commitment.......................................................................    48
         SECTION 6.2.   Procedure for Issuance of Letter of Credit...........................................    49
         SECTION 6.3.   Fees and Other Charges...............................................................    49
         SECTION 6.4.   L/C Participations...................................................................    49
         SECTION 6.5.   Reimbursement Obligations............................................................    51
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         SECTION 6.6.   Obligations Absolute.................................................................    51
         SECTION 6.7.   Letter of Credit Payments............................................................    51
         SECTION 6.8.   Applications.........................................................................    52
         SECTION 6.9.   Letters of Credit Denominated in Available Foreign Currencies........................    52

ARTICLE VII GENERAL PROVISIONS APPLICABLE TO THE LOANS.......................................................    52
         SECTION 7.1.   Interest Rates and Payment Dates.....................................................    52
         SECTION 7.2.   Conversion and Continuation Options..................................................    53
         SECTION 7.3.   Minimum Amounts of Tranches..........................................................    54
         SECTION 7.4.   Optional and Mandatory Prepayments, Supplemental Revolving Credit Loans..............    54
         SECTION 7.5.   Facility Fees; Other Fees............................................................    57
         SECTION 7.6.   Computation of Interest and Fees.....................................................    58
         SECTION 7.7.   Inability to Determine Interest Rate.................................................    58
         SECTION 7.8.   Pro Rata Treatment and Payments......................................................    59
         SECTION 7.9.   Illegality...........................................................................    62
         SECTION 7.10.  Requirements of Law..................................................................    63
         SECTION 7.11.  Taxes................................................................................    64
         SECTION 7.12.  Indemnity............................................................................    67
         SECTION 7.13.  Use of Proceeds......................................................................    68
         SECTION 7.14.  Change of Lending Office; Replacement of Lenders.....................................    68

ARTICLE VIII REPRESENTATIONS AND WARRANTIES..................................................................    68
         SECTION 8.1.   Financial Condition..................................................................    68
         SECTION 8.2.   No Change............................................................................    69
         SECTION 8.3.   Corporate Existence; Compliance with Law.............................................    69
         SECTION 8.4.   Corporate Power; Authorization; Enforceable Obligations..............................    70
         SECTION 8.5.   No Legal Bar.........................................................................    70
         SECTION 8.6.   No Material Litigation...............................................................    70
         SECTION 8.7.   No Default...........................................................................    70
         SECTION 8.8.   Ownership of Property; Liens.........................................................    70
         SECTION 8.9.   Intellectual Property................................................................    71
         SECTION 8.10.  No Burdensome Restrictions...........................................................    71
         SECTION 8.11.  Taxes................................................................................    71
         SECTION 8.12.  Federal Regulations..................................................................    71
         SECTION 8.13.  ERISA................................................................................    71
         SECTION 8.14.  Investment Company Act; Other Regulations............................................    72
         SECTION 8.15.  Subsidiaries.........................................................................    72
         SECTION 8.16.  Environmental Matters................................................................    72
         SECTION 8.17.  Accuracy and Completeness of Information.............................................    73
         SECTION 8.18.  Other Unsubordinated Indebtedness....................................................    74
         SECTION 8.19.  Foreign Subsidiary Borrowers and L/C Subsidiaries....................................    74
         SECTION 8.20.  Security Documents...................................................................    74
         SECTION 8.21.  Solvency.............................................................................    75
         SECTION 8.22.  Regulation H.........................................................................    75
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ARTICLE IX CONDITIONS PRECEDENT.............................................................................     75
         SECTION 9.1.   Conditions to Effectiveness of Amendment and Restatement and Initial Extension
                                of Credit on or after the Restatement Effective Date........................     75
         SECTION 9.2.   Conditions to Each Extension of Credit..............................................     77

ARTICLE X AFFIRMATIVE COVENANTS.............................................................................     78
         SECTION 10.1.   Financial Statements...............................................................     78
         SECTION 10.2.   Certificates; Other Information....................................................     79
         SECTION 10.3.   Accrual of Liabilities; Payment of Obligations.....................................     80
         SECTION 10.4.   Maintenance of Corporate Existence; Maintenance of Properties......................     80
         SECTION 10.5.   Insurance..........................................................................     80
         SECTION 10.6.   Notices............................................................................     80
         SECTION 10.7.   Compliance with Contractual Obligations and Laws...................................     81
         SECTION 10.8.   Access to Books and Inspection.....................................................     81
         SECTION 10.9.   Use of Proceeds....................................................................     81
         SECTION 10.10.   Environmental Laws................................................................     81
         SECTION 10.11.   Additional Collateral and Guaranties..............................................     82
         SECTION 10.12.   Foreign Collateral Matters........................................................     84
         SECTION 10.13.   Mortgages, etc....................................................................     84

ARTICLE XI NEGATIVE COVENANTS...............................................................................     86
         SECTION 11.1.   Cash Flow Coverage.................................................................     86
         SECTION 11.2.   Consolidated Leverage Ratio........................................................     86
         SECTION 11.3.   Maintenance of Consolidated Net Worth..............................................     87
         SECTION 11.4.   Limitation on Liens................................................................     87
         SECTION 11.5.   Limitation on Indebtedness.........................................................     89
         SECTION 11.6.   Limitation on Guaranties...........................................................     90
         SECTION 11.7.   Limitation on Fundamental Changes..................................................     91
         SECTION 11.8.   Limitation on Sale of Assets.......................................................     92
         SECTION 11.9.   Limitation on Restricted Payments..................................................     93
         SECTION 11.10.   Restrictions on Special Purpose Subsidiaries......................................     93
         SECTION 11.11.   Limitation on Investments, Loans and Advances.....................................     94
         SECTION 11.12.   Limitation on Optional Payments and Modifications of Debt Instruments, Certain
                                Derivative Transactions, etc................................................     95
         SECTION 11.13.   Limitation on Sales and Leasebacks................................................     96
         SECTION 11.14.   Limitation on Restrictions on Subsidiary Distributions............................     96
         SECTION 11.15.   Multiemployer Plans...............................................................     96
         SECTION 11.16.   Limitation on More Restrictive Covenants..........................................     96
         SECTION 11.17.   Affiliates........................................................................     97
         SECTION 11.18.   Hedge Agreements..................................................................     97
         SECTION 11.19.   Cash Equivalents..................................................................     97
         SECTION 11.20.   Shell Subsidiaries................................................................     97

ARTICLE XII GUARANTEE.......................................................................................     97
         SECTION 12.1.   Guarantee..........................................................................     97
         SECTION 12.2.   Right of Set-off...................................................................     98
         SECTION 12.3.   No Subrogation.....................................................................     98
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                                      iii
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         SECTION 12.4.   Amendments, etc. with respect to the Obligations; Waiver of Rights.................     99
         SECTION 12.5.   Guarantee Absolute and Unconditional...............................................     99
         SECTION 12.6.   Reinstatement......................................................................    100
         SECTION 12.7.   Payments...........................................................................    100

ARTICLE XIII EVENTS OF DEFAULT..............................................................................    100

ARTICLE XIV THE ADMINISTRATIVE AGENT........................................................................    104
         SECTION 14.1.   Appointment........................................................................    104
         SECTION 14.2.   Delegation of Duties...............................................................    104
         SECTION 14.3.   Exculpatory Provisions.............................................................    104
         SECTION 14.4.   Reliance by Administrative Agent...................................................    105
         SECTION 14.5.   Notice of Default..................................................................    105
         SECTION 14.6.   Non-Reliance on Administrative Agent and Other Lenders.............................    105
         SECTION 14.7.   Indemnification....................................................................    106
         SECTION 14.8.   Administrative Agent in Its Individual Capacity....................................    106
         SECTION 14.9.   Successor Administrative Agent.....................................................    106
         SECTION 14.10.   Authorization to Release Liens....................................................    107
         SECTION 14.11.   Authorization to Execute Agreements...............................................    107
         SECTION 14.12.   Power of Attorney.................................................................    107

ARTICLE XV MISCELLANEOUS....................................................................................    107
         SECTION 15.1.   Amendments and Waivers.............................................................    107
         SECTION 15.2.   Notices............................................................................    109
         SECTION 15.3.   No Waiver; Cumulative Remedies.....................................................    110
         SECTION 15.4.   Survival of Representations and Warranties.........................................    110
         SECTION 15.5.   Payment of Expenses and Taxes......................................................    110
         SECTION 15.6.   Successors and Assigns; Participations and Assignments.............................    111
         SECTION 15.7.   Adjustments; Set-Off...............................................................    115
         SECTION 15.8.   Counterparts.......................................................................    115
         SECTION 15.9.   Severability.......................................................................    115
         SECTION 15.10.   Integration.......................................................................    115
         SECTION 15.11.   GOVERNING LAW.....................................................................    116
         SECTION 15.12.   Submission To Jurisdiction; Waivers...............................................    116
         SECTION 15.13.   Acknowledgements..................................................................    116
         SECTION 15.14.   WAIVERS OF JURY TRIAL.............................................................    117
         SECTION 15.15.   Power of Attorney.................................................................    117
         SECTION 15.16.   Judgment..........................................................................    117
         SECTION 15.17.   Confidentiality...................................................................    118
         SECTION 15.18.   L/C Subsidiaries..................................................................    118
         SECTION 15.19.   Hedge Agreement Cap Amounts.......................................................    118
         SECTION 15.20.   Post Closing Restructuring Transactions...........................................    119
         SECTION 15.21.   Purchase Agreement................................................................    119

ANNEXES:
Annex A  Pricing Grid
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                                      iv

SCHEDULES:
I           Commitments; Addresses
I-A         Currency Sublimits
II          Subsidiaries; Foreign Subsidiary Borrowers;
            Insignificant Subsidiaries
III         Existing Liens
IV          Existing Indebtedness and Existing Guaranties
V           Shell Subsidiaries; Excluded Joint Ventures
VI          Excluded Foreign Subsidiaries
VII         Mortgaged Properties
VIII        Existing Letters of Credit
IX          Surety Bonds
X           Existing Hedge Agreements
XI          Excluded Real Properties
8.20(a)     Perfection Actions
8.20(b)     Mortgage Filing Jurisdictions
11.5(c)     Indebtedness of Special Purpose Subsidiaries
11.11(n)    Existing Investments
15.20       Post Closing Restructuring Transactions


EXHIBITS:
A-1         Form of US$ Revolving Credit Note
A-2         Form of Term Note
A-3         Form of Supplemental Revolving Credit Note
B           Form of Domestic Subsidiary Guarantee
C           Form of Domestic Pledge Agreement
D           Form of Security Agreement
E           Form of Mortgage
F-1         Form of Trust Agreement (First Union)
F-2         Form of Trust Agreement (ABN AMRO)
F-3         Form of New Trust Agreement
G           Form of Joinder Agreement
H           Form of Responsible Officer's Certificate
I           Form of Assignment and Acceptance
J-1         Form of Opinion of David M. Sherbin, Esq., Deputy General Counsel of
            the Company
J-2         Form of Opinion of Sidley & Austin
K           Matters to be Covered by Foreign Subsidiary Opinion
L           Form of Reallocation Notice
M           Form of L/C Subsidiary Joinder Agreement

                                       V

          FOURTH AMENDED AND RESTATED CREDIT AGREEMENT, dated as of December 29, 2000, among FEDERAL-MOGUL CORPORATION, a Michigan corporation (the "Company"),
                                                                    -------
each FOREIGN SUBSIDIARY BORROWER (as hereinafter defined) (together with the Company, the "Borrowers"), the several banks and other financial institutions
              ---------
from time to time parties hereto (the "Lenders") and THE CHASE MANHATTAN BANK, a
                                       -------
New York banking corporation ("Chase"), as administrative agent for the Lenders
                               -----
hereunder.

                             W I T N E S S E T H:
                             --------------------

          WHEREAS, the Company is a party to the Third Amended and Restated Credit Agreement, dated as of February 24, 1999 (as heretofore amended or otherwise modified, the "Existing Credit Agreement"), among the Company, the
                         -------------------------
Foreign Subsidiary Borrowers parties thereto, the lenders parties thereto and Chase, as administrative agent;

          WHEREAS, to amend and restate the Existing Credit Agreement, to provide for additional working capital financing for the Company and its Subsidiaries and to provide for the granting of additional security interests in certain assets to secure certain obligations of the Borrowers, including under the Loan Documents, the Company is entering into this Agreement;

          WHEREAS, certain Lenders will be making available the Supplemental Revolving Credit Facility and the Tranche C Term Loans pursuant to this Agreement, and certain Lenders or Lender Affiliates may be entering into Specified Hedge Agreements; and the obligations of the Company and its Subsidiaries in respect of the Supplemental Revolving Credit Facility, the Tranche C Term Loan Facility and the Specified Hedge Agreements will be secured by a first priority security interest in the additional collateral being made available pursuant to this Agreement; and

          WHEREAS, the obligations of the Company and its Subsidiaries under this Agreement and the other Loan Documents (other than such obligations with respect to the Supplemental Revolving Credit Facility, the Tranche C Term Loan Facility and the Specified Hedge Agreements), as well as the Cash Management Obligations and the obligations with respect to the Surety Bonds, will be secured by a second priority security interest in the additional collateral being made available pursuant to this Agreement; and all obligations of the Company and its Subsidiaries under this Agreement and the other Loan Documents, under Specified Hedge Agreements and in respect of Cash Management Obligations and the obligations with respect to the Surety Bonds will be secured by the existing collateral that currently secures the obligations of the Company and its Subsidiaries under the Existing Credit Agreement;

          NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the parties hereto agree that on the Restatement Effective Date the Existing Credit Agreement shall be amended and restated in its entirety as follows:

                             ARTICLE I DEFINITIONS
                                       -----------

          SECTION 1.1. Defined Terms
          --------------------------

          As used in this Agreement, the following terms shall have the following meanings:

          "Accumulated Funding Deficiency": any accumulated funding deficiency
           ------------------------------
within the meaning of Section 412 of the Code or Section 302 of ERISA.

          "Additional Foreign Credit Facilities": as defined in Section 11.5(j).
           ------------------------------------

          "Additional US$ Revolving Credit Commitments": as defined in Section
           -------------------------------------------
4.4.

          "Additional US$ Revolving Credit Facility": as defined in the
           ----------------------------------------
definition of "Facility".

          "Additional US$ Revolving Credit Loans": any revolving credit loans
           -------------------------------------
made to the Company under the Additional US$ Revolving Commitments. Each Additional US$ Revolving Credit Loan shall be a Eurodollar Loan or a Base Rate Loan.

          "Additional US$ Revolving Credit Percentage": as to any Multicurrency
           ------------------------------------------
Revolving Credit Lender at any time, the percentage which such Lender's Additional US$ Revolving Credit Commitment then constitutes of the aggregate Additional US$ Revolving Credit Commitments (or, at any time after the Additional US$ Revolving Credit Commitments shall have expired or terminated, the percentage which the aggregate principal amount of such Lender's Additional US$ Revolving Credit Loans then outstanding constitutes of the aggregate principal amount of the Additional US$ Revolving Credit Loans then outstanding).

          "Adjustment Date": as defined in the Pricing Grid.
           ---------------

          "Administrative Agent": Chase, together with its affiliates, as
           --------------------
arranger of the Commitments and as administrative agent for the Lenders under this Agreement or any successor thereto appointed pursuant to Section 14.9.

          "Affiliate": of any Person, shall mean any Person that, directly or
           ---------
indirectly, controls or is controlled by or is under common control with such Person, or in the case of any Lender which is an investment fund, (i) the investment advisor thereof and (ii) any other investment fund having the same investment advisor. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

          "Aggregate Exposure": with respect to each Lender, the sum of (a) the
           ------------------
outstanding principal amount of such Lender's Term Loans, (b) the outstanding principal and/or face amount of such Lender's US$ Revolving Extensions of Credit, Additional US$ Revolving Credit Loans and Supplemental Revolving Extensions of Credit, (c) the amount of the Multicurrency Revolving Credit Exposure of such Lender and (d) the undrawn amount, if any, of such Lender's Revolving Credit Commitments.

          "Aggregate Exposure Percentage": with respect to each Lender, the
           -----------------------------
ratio (expressed as a percentage) of (a) the Aggregate Exposure of such Lender to (b) the Aggregate Exposure of all Lenders.

          "Aggregate Multicurrency Revolving Credit Exposure": the aggregate
           -------------------------------------------------
amount of the Multicurrency Revolving Credit Exposure of all Lenders.

          "Agreement": this Fourth Amended and Restated Credit Agreement, as
           ---------
the same may be amended, supplemented or otherwise modified from time to time.

          "Agreement Currency": as defined in Section 15.16(b).
           ------------------

          "Applicable Margin": (a) for Tranche B Term Loans, Tranche C Term
           -----------------
Loans and Supplemental Revolving Credit Loans, the applicable rate per annum set forth under the relevant column heading below:

                                      Base                 Eurodollar Loans/
                                   Rate Loans           Multicurrency Revolving
                                   ----------           -----------------------
                                                              Credit Loans
                                                              ------------

    Supplemental Revolving            2.00%                     3.00%
     Credit Loans
    Tranche B Term Loans              1.50%                     2.50%
    Tranche C Term Loans              2.75%                     3.75%

; and (b) for each other Class of Loans, the rate per annum determined pursuant to the Pricing Grid.

          "Application": an application, in such form as the relevant Issuing
           -----------
Lender may specify from time to time, requesting such Issuing Lender to open a Letter of Credit.

          "Asset Sale": any Disposition of Property or series of related
           ----------
Dispositions of Property (excluding (i) any such Disposition permitted by clauses (a), (b), (c), (d), (e), (f) or (i) of Section 11.8 and (ii) any Disposition of any Excluded Real Property, but only to the extent that all such Dispositions of Excluded Real Property yield proceeds (net of similar types of fees, commissions and reserves described in the definition of "Net Cash Proceeds") to the Company and its Subsidiaries not exceeding $15,000,000 in the aggregate) that yields proceeds (net of similar types of fees, commissions and reserves described in the definition of "Net Cash Proceeds") to the Company or any Subsidiary (valued at the initial principal amount thereof in the case of non-cash proceeds consisting of notes or other debt securities and valued at fair market value in the case of other non-cash proceeds) in excess of $500,000.

          "Asset Sale Prepayment Percentage": (i) with respect to the first
           --------------------------------
$300,000,000 of Net Cash Proceeds from Asset Sales and Recovery Events on or after the Restatement Effective Date, 0%, (ii) with respect to the following $400,000,000 of Net Cash Proceeds from Asset Sales and Recovery Events on or after the Restatement Effective Date, 50% and (iii) with respect to the remaining Net Cash Proceeds from Asset Sales and Recovery Events on or after the Restatement Effective Date, 100%. For purposes of this definition, "Net Cash Proceeds" shall exclude any amounts used to prepay any Indebtedness of parents or Subsidiaries of a Foreign Subsidiary owing to any Person other than the Company or any Subsidiary thereof as permitted by Section 7.4(f).

          "Assigned Dollar Value": in respect of any Multicurrency Revolving
           ---------------------
Credit Borrowing, the amount thereof expressed in Dollars in the initial borrowing request with respect thereto. Thereafter, Assigned Dollar Value shall mean, in respect of any Multicurrency Revolving Credit Borrowing, the Dollar Equivalent of the principal amount of the Loans relating to such Multicurrency Revolving Credit Borrowing as determined on the most recent Reset Date based on the Spot Exchange Rate.

          "Assignee": as defined in Section 15.6(c).
           --------

          "Available Additional US$ Revolving Credit Commitment": as to any
           ----------------------------------------------------
Multicurrency Revolving Credit Lender at any time, an amount equal to (a) such Lender's Additional US$ Revolving Credit Commitments minus (b) such Lender's
                                                     -----
outstanding Additional US$ Revolving Credit Loans.

          "Available Foreign Currencies": Pounds Sterling, Swiss Francs,
           ----------------------------
Australian Dollars, Swedish Kroner, euro units and any other available and freely-convertible non-Dollar currency selected by the Company and approved by the Administrative Agent and the Majority Multicurrency Revolving Credit Facility Lenders (including such approval with respect to the Currency Sublimit applicable to such currency).

          "Available Multicurrency Revolving Credit Commitment": as to any
           ---------------------------------------------------
Multicurrency Revolving Credit Lender at any time, an amount equal to (a) such Lender's Multicurrency Revolving Credit Commitment minus (b) such Lender's
                                                   -----
Multicurrency Revolving Credit Exposure.

          "Available Supplemental Revolving Credit Commitment": as to any
           --------------------------------------------------
Supplemental Revolving Credit Lender at any time, an amount equal to (a) such Lender's Supplemental Revolving Credit Commitment minus (b) such Lender's
                                                  -----
Supplemental Revolving Extensions of Credit.

          "Available US$ Revolving Credit Commitment": as to any US$ Revolving
           -----------------------------------------
Credit Lender at any time, an amount equal to (a) such Lender's US$ Revolving Credit Commitment minus (b) such Lender's US$ Revolving Extensions of Credit.
                  -----

          "Base Rate": for any day, a rate per annum (rounded upwards, if
           ---------
necessary, to the next 1/16 of 1%) equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. If for any reason the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate for any reason, including the inability or failure of the Administrative Agent to obtain sufficient quotations in accordance with the terms thereof, the Base Rate shall be determined without regard to clause (b) of the first sentence of this definition until the circumstances giving rise to such inability no longer exist. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective on the effective day of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

          "Base Rate Loans": Loans the rate of interest applicable to which is
           ---------------
based upon the Base Rate.

          "Benefitted Lender": as defined in Section 15.7.
           -----------------

          "Blue Ridge": Blue Ridge Asset Funding Corporation.
           ----------

          "Blue Ridge Agent": Wachovia Bank, N.A. and its successors and
           ----------------
assigns.

          "Board": the Board of Governors of the Federal Reserve System (or any
           -----
successor thereto).

          "Borrowers": as defined in the preamble hereto.
           ---------

          "Borrowing Date": any Business Day specified in a notice pursuant to
           --------------
Section 2.3, 2.7, 3.3, 4.2 or 5.3 as a date on which a Borrower requests the Lenders to make Loans hereunder.

          "Business": as defined in Section 8.16.
           --------

          "Business Day": (a) when such term is used in respect of any amount
           ------------
denominated or to be denominated in (i) any Available Foreign Currency or Dollars under the Multicurrency Revolving Credit Commitments, a London Banking Day which is also a day other than a Saturday or Sunday on which banks are open for general banking business in (x) the city which is the principal financial center of the country of issuance of such Available Foreign Currency (or, in the case of Pounds Sterling, Paris), (y) in the case of euro only, Frankfurt am Main, Germany (or such other principal financial center as the Administrative Agent may from time to time nominate for this purpose) and (z) New York City and
(ii) Dollars under the US$ Revolving Credit Commitments, the Additional US$ Revolving Credit Commitments or the Supplemental Revolving Credit Commitments, a London Banking Day which is also a day other than a Saturday or Sunday on which banks are open for general banking business in New York City and (b) when such term is used for the purpose of determining the date on which the Eurocurrency Base Rate is determined under this Agreement for any Loan denominated in euro for any Interest Period therefor and for purposes of determining the first and last day of any Interest Period, references in this Agreement to Business Days shall be deemed to be references to Target Operating Days.

          "Calculation Date": (a) the last Business Day of each March, June,
           ----------------
September and December and (b) at any time when the Aggregate Multicurrency Revolving Credit Exposure exceeds 85% of the Total Multicurrency Revolving Credit Commitments or at any time when a Default or Event of Default shall have occurred and be continuing, any other date which the Administrative Agent may determine in its discretion to be a Calculation Date.

          "Capital Expenditures": all expenditures of the Company and its
           --------------------
Subsidiaries on a consolidated basis for any fixed assets or improvements, or for replacements, substitutions or additions thereto, which have a useful life of more than one year, including, but not limited to, the direct or indirect acquisition of such assets by way of increased product or service charges, offset items or otherwise, including all expenditures under capital leases, all determined in accordance with GAAP. Without limiting the generality of the foregoing, any Investment made pursuant to Section 11.11(e) shall be deemed to be a Capital Expenditure.

          "Capital Stock": any and all shares, interests, participations or
           -------------
other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person other than a corporation and any and all warrants or options to purchase any of the foregoing. For all purposes of this Agreement, "Capital Stock" shall include the 11,500,000 7% Trust Convertible Preferred Securities (Liquidation Amount $50 Per Convertible Preferred Security) issued by Federal-Mogul Financing Trust on December 1, 1997 and any other substantially equivalent securities hereafter issued by a financing vehicle for the benefit of the

Company, and such Trust Convertible Securities and substantially equivalent securities will be treated as preferred stock of the Company and the Company shall not be deemed to have issued any Indebtedness or Guarantee in connection therewith (except for purposes of calculating Interest Expense, as provided in the definition of "Interest Expense" in this Section).

          "Cash Equivalents": (a) securities with maturities of one year or less
           ----------------
from the date of acquisition issued or fully guaranteed or insured by the United States Government or any agency thereof, (b) certificates of deposit and eurodollar time deposits with maturities of one year or less from the date of acquisition and overnight bank deposits of any Lender or of any commercial bank having capital and surplus in excess of $500,000,000, (c) repurchase obligations of any Lender or of any commercial bank satisfying the requirements of clause
(b) of this definition, having a term of not more than 30 days with respect to securities issued or fully guaranteed or insured by the United States Government, (d) commercial paper of a domestic issuer rated at least A-2 by S&P or P-2 by Moody's, (e) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least A by S&P or A by Moody's (or an equivalent rating for such foreign securities),
(f) securities with maturities of one year or less from the date of acquisition backed by standby letters of credit issued by any Lender or any commercial bank satisfying the requirements of clause (b) of this definition or (g) shares of money market mutual or similar funds which invest exclusively in assets satisfying the requirements of clauses (a) through (f) of this definition, provided that, in the case of any investment by a Foreign Subsidiary, "Cash
--------
Equivalents" shall also include: (i) direct obligations of the sovereign nation (or any agency thereof) in which such Foreign Subsidiary is organized and is conducting business or in obligations fully and unconditionally guaranteed by such sovereign nation (or any agency thereof), (ii) investments of the type and maturity described in clauses (a) through (f) above of foreign obligors, which Investments or obligors (or the parents of such obligors) have ratings described in such clauses or equivalent ratings from comparable foreign rating agencies and (iii) shares of money market mutual or similar funds which invest exclusively in assets otherwise satisfying the requirements of this definition (including this proviso).

          "Cash Flow Coverage": for any period, the ratio of (a) Consolidated
           ------------------
EBITDA less Capital Expenditures, divided by (b) (i) Interest Expense plus (ii) dividends paid on any class of the Company's Capital Stock, in each case determined for such period.

          "Cash Management Obligations": all obligations of the Company or any
           ---------------------------
Subsidiary in respect of overdrafts and related liabilities owed to any Lender, any Lender Affiliate or the Administrative Agent arising from treasury, depositary and cash management services or in connection with any automated clearinghouse transfer of funds.

          "Change of Control": (a) any "person" or "group" within the meaning
           -----------------
of Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended, shall become the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of more than 50% of the then outstanding voting stock of the Company other than in a transaction having the approval of the board of directors of the Company at least a majority of which members are Continuing Directors or (b) Continuing Directors shall cease to constitute at least a majority of the directors constituting the board of directors of the Company.

          "Chase":  The Chase Manhattan Bank, a New York banking corporation.
           -----

          "Class": the collective reference to Loans outstanding under a single
           -----
Facility.

          "Code":  the Internal Revenue Code of 1986, as amended from time to
           ----
time.

          "Collateral": all Property of the Loan Parties, now owned or
           ----------
hereafter acquired, upon which a Lien is purported to be created by any Security Document.

          "Commitment": as to any Lender, the sum of the Tranche C Term Loan
           ----------
Commitment, the US$ Revolving Credit Commitment, the Supplemental Revolving Credit Commitment, the Multicurrency Revolving Credit Commitment and, without duplication, the Additional US$ Revolving Credit Commitment of such Lender.

          "Commonly Controlled Entity": an entity, whether or not incorporated,
           --------------------------
which is under common control with the Company within the meaning of Section 4001 of ERISA or is part of a group which includes the Company and which is treated as a single employer under Section 414 of the Code.

          "Company": as defined in the preamble hereto.
           -------

          "Company Guaranty": the guarantee contained in Article XII.
           ----------------

          "Conduit Lender": any special purpose corporation organized and
           --------------
administered by any Lender for the purpose of making Loans otherwise required to be made by such Lender and designated by such Lender in a written instrument, subject to the consent of the Administrative Agent and the Company (which consent shall not be unreasonably withheld); provided, that the designation by
                                             --------
any Lender of a Conduit Lender shall not relieve the designating Lender of any of its obligations to fund a Loan under this Agreement if, for any reason, its Conduit Lender fails to fund any such Loan, and the designating Lender (and not the Conduit Lender) shall have the sole right and responsibility to deliver all consents and waivers required or requested under this Agreement with respect to its Conduit Lender, and provided, further, that no Conduit Lender shall (a) be
                        --------  -------
entitled to receive any greater amount pursuant to Section 7.10, 7.11, 7.12 or
15.5 than the designating Lender would have been entitled to receive in respect of the extensions of credit made by such Conduit Lender or (b) be deemed to have any Commitment.

          "Confidential Information Memorandum": the Confidential Information
           -----------------------------------
Memorandum dated November 2000 and furnished to certain Lenders.

          "Consolidated Current Assets": at any date, all amounts (other than
           ---------------------------
cash and Cash Equivalents) which would, in conformity with GAAP, be set forth opposite the caption "total current assets" (or any like caption) on a consolidated balance sheet of the Company and its Subsidiaries at such date.

          "Consolidated Current Liabilities": at any date, all amounts which
           --------------------------------
would, in conformity with GAAP, be set forth opposite the caption "total current liabilities" (or any like caption) on a consolidated balance sheet of the Company and its Subsidiaries at such date, but excluding (a) the current portion of any Funded Debt of the Company and its Subsidiaries and

(b) without duplication of clause (a) above and to the extent otherwise included therein, all Indebtedness consisting of Revolving Credit Loans and Multicurrency Revolving Credit Loans.

          "Consolidated EBITDA": for any period, the sum of (a) the
           -------------------
consolidated net income (or loss) of the Company and its Subsidiaries for such period before deduction of income and franchise taxes and depreciation, determined in conformity with GAAP, but excluding the income of any Person (other than Subsidiaries of the Company) in which the Company or any of its Subsidiaries has an ownership interest, until such income has been received by the Company or a Subsidiary in a cash distribution, plus (b) any Interest
                                                    ----
Expenses reported during such period, plus (c) amortization of Intangible Assets
                                      ----
deducted in determining net income for such period, plus (d) extraordinary or
                                                    ----
non-recurring losses recorded during such period in respect of the Company's six "Strategic Global Initiatives" described in the Confidential Information Memorandum, minus (e) extraordinary or non-recurring gains recorded during such
            -----
period in respect of the Company's six "Strategic Global Initiatives" described in the Confidential Information Memorandum, plus (f) any non-cash charges
                                            ----
deducted in determining net income for such period; provided, that if in any
                                                    --------
later period such non-cash charges become a cash expenditure (other than the "Specified Expenditures" as defined below), the amount of such cash expenditure shall be deducted in determining Consolidated EBITDA for such later period. For purposes of this definition, "Specified Expenditures" shall mean cash expenditures, in an aggregate amount not exceeding $175,000,000, made after September 30, 2000 relating to the Company's six "Strategic Global Initiatives" described in the Confidential Information Memorandum.

          "Consolidated Leverage Ratio": as at the last day of any period of
           ---------------------------
four consecutive fiscal quarters, the ratio of (a) Consolidated Total Debt on such day to (b) Consolidated EBITDA for such period; provided, that for purposes
                                                     --------
of calculating Consolidated EBITDA for any period of four consecutive fiscal quarters, the Consolidated EBITDA of any Person acquired by the Company or its Subsidiaries during such period shall be included on a pro forma basis for such
                                                       ---------
period (assuming the consummation of each such acquisition and the incurrence or assumption of any Indebtedness in connection therewith occurred on the first day of such period) if the consolidated balance sheet of such acquired Person and its consolidated Subsidiaries as at the end of the period preceding the acquisition of such Person and the related consolidated statements of income and stockholders' equity and of cash flows for the period in respect of which Consolidated EBITDA is to be calculated (i) have been provided to the Administrative Agent and the Lenders and (ii) either (A) have been reported on without a qualification arising out of the scope of the audit (other than a "going concern" or like qualification or exception) by independent certified public accountants of nationally recognized standing or (B) have been found acceptable by the Administrative Agent.

          "Consolidated Net Income": for any period, the consolidated net
           -----------------------
income (or loss) of the Company and its Subsidiaries for such period, determined in conformity with GAAP, but excluding the income of any Person (other than Subsidiaries of the Company) in which the Company or any of its Subsidiaries has an ownership interest, until such income has been received by the Company or a Subsidiary in a cash distribution.

          "Consolidated Net Worth": at any date, shareholders equity
           ----------------------
(including, but not limited to, Capital Stock, additional paid-in capital and retained earnings after deducting treasury stock and unearned compensation) of the Company and its Subsidiaries on a consolidated basis as at such date determined in accordance with GAAP; provided, that Consolidated Net Worth
                                    --------
shall not reflect any additions or deductions resulting from foreign currency translation gains or losses.

          "Consolidated Total Debt": all Indebtedness of the Company and its
           -----------------------
Subsidiaries, determined on a consolidated basis.

          "Consolidated Working Capital": at any date, the excess of
           ----------------------------
Consolidated Current Assets on such date over Consolidated Current Liabilities on such date.

          "Continuing Directors": the collective reference to (a) all members
           --------------------
of the board of directors of the Company who have held office continually since September 30, 2000, and (b) all members of the board of directors of the Company who were elected as directors after September 30, 2000 and whose nomination for election by the Company's shareholders was approved by a vote of at least 50% of the Continuing Directors.

          "Contractual Obligation": as to any Person, any provision of any
           ----------------------
security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

          "Cooper Automotive Acquisition": the acquisition by the Company of
           -----------------------------
Cooper Industries' Automotive Division, consisting of the common stock of Champion Spark Plug Company, Cooper Automotive Company, Moog Automotive Company, Champion Aviation and the common stock of the Related Companies and certain assets and liabilities of the Canadian Division, all as described in the Cooper Automotive Acquisition Agreement.

          "Cooper Automotive Acquisition Agreement": the Purchase and Sale
           ---------------------------------------
Agreement, dated as of August 17, 1998, between Cooper Industries, Inc. and the Company and certain of the Subsidiaries of the Company.

          "Currency Sublimit": with respect to any Available Foreign Currency,
           -----------------
the amount from time to time equal to the amount of Dollars set forth under the heading "Currency Sublimit" opposite such Available Foreign Currency on Schedule I-A or, with respect to any Available Foreign Currency approved after the date hereof, the amount of Dollars approved by the Administrative Agent and the Majority Multicurrency Revolving Credit Facility Lenders as the "Currency Sublimit" applicable to such Available Foreign Currency.

          "Default": any of the events specified in Article XIII whether or not
           -------
any requirement for the giving of notice, the lapse of time, or both, or any other condition has been satisfied.

          "Disposition": with respect to any Property, any sale, lease, sale
           -----------
and leaseback, assignment, conveyance, transfer or other disposition thereof; and the terms "Dispose" and "Disposed of" shall have correlative meanings.
               -------       -----------

          "Dollar Equivalent": with respect to an amount of any Available
           -----------------
Foreign Currency on any date, the amount of Dollars that may be purchased with such amount of Available Foreign Currency at the Spot Exchange Rate on such date.

          "Dollars": dollars in lawful currency of the United States of
           -------
America.

          "$": dollars in lawful currency of the United States of America.
           -

          "Domestic Pledge Agreement": the Amended and Restated Domestic Pledge
           -------------------------
Agreement, substantially in the form of Exhibit C, as the same may from time to time be amended, supplemented or otherwise modified.

          "Domestic Subsidiary": any Subsidiary of the Company organized under
           -------------------
the laws of any jurisdiction within the United States, other than any Subsidiary which is a Subsidiary of an Excluded Foreign Subsidiary; provided that,
                                                         --------
notwithstanding the foregoing, the Subsidiaries listed on Schedule II under the heading "T & N Subsidiaries" shall be deemed to be "Domestic Subsidiaries".

          "Domestic Subsidiary Guarantee": the Amended and Restated Domestic
           -----------------------------
Subsidiary Guarantee, substantially in the form of Exhibit B, to be executed and delivered by each Domestic Subsidiary (other than the Receivables Subsidiary, any Shell Subsidiary and any Excluded Joint Venture), as the same may from time to time be amended, supplemented or otherwise modified.

          "EMU": Economic and Monetary Union as contemplated in the Treaty on
           ---
European Union.

          "EMU Legislation": legislative measures of the European Union for the
           ---------------
introduction of, changeover to or operation of the euro in one or more member states.

          "Environmental Laws": any and all foreign, Federal, state, local or
           ------------------
municipal, laws, rules, orders, regulations, statutes, ordinances, codes, decrees, requirements of any Governmental Authority or other Requirements of Law (including common law) regulating, relating to or imposing liability or standards of conduct concerning protection of human health or the environment, as now or may at any time hereafter be in effect.

          "ERISA": the Employee Retirement Income Security Act of 1974, as
           -----
amended from time to time.

          "euro": the single currency of the European Union as constituted by
           ----
the Treaty on European Union and as referred to in EMU Legislation.

          "euro unit": the currency unit of the euro as defined in the EMU
           ---------
Legislation.

          "Eurocurrency Base Rate": (a) with respect to each Interest Period
           ----------------------
pertaining to a Multicurrency Revolving Credit Loan denominated in any currency other than Pounds Sterling, the rate per annum determined by the Administrative Agent to be the offered rate for deposits in such currency with a term comparable to such Interest Period that appears on the applicable Dow Jones Markets Page at approximately 11:00 A.M., London time, two Business Days prior to the beginning of such Interest Period; provided, however, that if at any time
                                          --------  -------
for any reason such offered rate for any such currency does not appear on a Dow Jones Markets Page, "Eurocurrency Base Rate" shall mean, with respect to each day during each Interest Period pertaining to a Multicurrency Revolving Credit Loan denominated in such currency, the rate per annum equal to the average (rounded upward to the nearest 1/16th of 1%) of the respective rates notified to the Administrative Agent by each of the Multicurrency Reference Lenders as the rate at which such Multicurrency Reference Lender is offered deposits in such currency at or about 11:00 A.M.,

London time, two Business Days prior to the beginning of such Interest Period in the London interbank market for delivery on the first day of such Interest Period for the number of days comprised therein; and (b) with respect to each day during each Interest Period pertaining to a Multicurrency Revolving Credit Loan denominated in Pounds Sterling, the rate per annum equal to the average (rounded upward to the nearest 1/16th of 1%) of the respective rates notified to the Administrative Agent by each of the Multicurrency Reference Lenders as the rate at which such Multicurrency Reference Lender is offered deposits in Pounds Sterling at or about 11:00 A.M., London time, two Business Days prior to the beginning of such Interest Period in the Paris interbank market for delivery on the first day of such Interest Period for the number of days comprised therein.

          "Eurocurrency Rate":  with respect to each day during each Interest
           -----------------
Period pertaining to a Multicurrency Revolving Credit Loan, a rate per annum determined for such day in accordance with the following formula (rounded upward to the nearest 1/100th of 1%):

                            Eurocurrency Base Rate
                  --------------------------------------------

                   1.00 - Eurocurrency Reserve Requirements


          "Eurocurrency Reserve Requirements":  for any day as applied to a
           ---------------------------------
Eurodollar Loan or a Multicurrency Revolving Credit Loan, the aggregate (without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including, without limitation, basic, supplemental, marginal and emergency reserves) under any regulations of the Board of Governors of the Federal Reserve System or other Governmental Authority having jurisdiction with respect thereto dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of such Board) maintained by a member bank of such System.

          "Eurodollar Base Rate":  with respect to each day during each Interest
           --------------------
Period pertaining to a Eurodollar Loan, the rate per annum determined by the Administrative Agent to be the offered rate for Dollar deposits with a term comparable to such Interest Period that appears on the applicable Dow Jones Markets Page at approximately 11:00 A.M., London time, two Business Days prior to the beginning of such Interest Period.

          "Eurodollar Loans":  Loans the rate of interest applicable to which is
           ----------------
based upon the Eurodollar Rate.

          "Eurodollar Rate":  with respect to each day during each Interest
           ---------------
Period pertaining to a Eurodollar Loan, a rate per annum determined for such day in accordance with the following formula (rounded upward to the nearest 1/100th of 1%):

                             Eurodollar Base Rate
                  --------------------------------------------

                   1.00 - Eurocurrency Reserve Requirements

          "Event of Default":  any of the events specified in Article XIII,
           ----------------
provided that all requirements for the giving of notice, the lapse of time, or
--------
both, or any other condition, have been satisfied.

          "Excluded Foreign Subsidiaries":  the collective reference to (i) any
           -----------------------------
Foreign Subsidiary which is not a Significant Subsidiary, (ii) any Foreign Subsidiary listed under the heading "Excluded Foreign Subsidiaries on the Restatement Effective Date" in Schedule VI, (iii) any Foreign Subsidiary (and any Domestic Subsidiary which is a Subsidiary of an Excluded Foreign Subsidiary) if the pledge of more than 65% of the Capital Stock of such Foreign Subsidiary (or Domestic Subsidiary, as the case may be) or the execution by such Foreign Subsidiary (or Domestic Subsidiary, as the case may be) of a Subsidiary Guarantee would, in the good faith judgment of the Company, result in adverse tax consequences to the Company or would be unlawful for such Foreign Subsidiary (or Domestic Subsidiary, as the case may be) and (iv) any other Foreign Subsidiary, if the Administrative Agent has determined that the value of the security afforded by a pledge of the stock thereof would be disproportionate to the expense or difficulty of obtaining such security interest.

          "Excluded Joint Ventures":  the Subsidiaries of the Company listed
           -----------------------
under the heading "Excluded Joint Ventures" in Schedule V.

          "Excluded Real Properties":  the real properties listed on Schedule
           ------------------------
XI, which have been listed for sale prior to the date hereof.

          "Existing Accounts Receivable Financing Program":  the collective
           ----------------------------------------------
reference to (i) the Purchase Agreement; (ii) the Fourth Amended and Restated Receivables Sale and Contribution Agreement dated as of June 26, 2000, between the Receivables Subsidiary, as the purchaser, and the Company, as the seller;
(iii) the First Amended and Restated Receivables Purchase Agreement dated as of June 26, 2000, among the Company, as the purchaser, and certain of its Affiliates, each as a seller; and (iv) all other documents entered into in connection with any of the foregoing, as each of the foregoing are amended, restated, supplemented, renewed, refinanced or otherwise modified from time to time.

          "Existing Credit Agreement":  as defined in the recitals hereto.
           -------------------------

          "Existing Hedge Agreements":  the collective reference to the Hedge
           -------------------------
Agreements described in Schedule X.

          "Existing Letters of Credit":  as defined in Section 6.1(a).
           --------------------------

          "Existing Plan":  any Plan existing on the date of this Agreement
           -------------
without giving effect to any amendment thereof made after the date of this Agreement.

          "Facility":  each of (a) the Tranche A Term Loans (the "Tranche A Term
           --------                                               --------------
Loan Facility"), (b) the Tranche B Term Loans (the "Tranche B Term Loan
-------------                                       -------------------
Facility"), (c) the Tranche C Term Loan Commitments and the Tranche C Term Loans
--------
made thereunder (the "Tranche C Term Loan Facility"), (d) the US$ Revolving
                      ----------------------------
Credit Commitments and the extensions of credit (including the Swing Line Loans and the US$ Letters of Credit) made thereunder (the "US$ Revolving Credit
                                                     --------------------
Facility"), (e) the Multicurrency Revolving Credit Commitments and the
--------
Multicurrency Revolving Credit Loans made thereunder (the "Multicurrency
                                                           -------------
Revolving Credit
----------------

Facility"), (f) the Additional US$ Revolving Credit Commitments and the
--------
Additional US$ Revolving Credit Loans made thereunder (the "Additional US$
                                                            --------------
Revolving Credit Facility") and (g) the Supplemental Revolving Credit
-------------------------
Commitments and the extensions of credit (including the Supplemental Letters of Credit) made thereunder (the "Supplemental Revolving Credit Facility").
                              --------------------------------------

          "Facility Fee Rate":  the rate per annum determined pursuant to the
           -----------------
Pricing Grid.

          "Falcon":  Falcon Asset Securitization Corporation.
           ------

          "Falcon Agent":  Bank One, NA and its successors and assigns.
           ------------

          "Federal Funds Effective Rate":  for any day, the weighted average of
           ----------------------------
the rates per annum on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it, in each case rounded up to the nearest 1/100th of 1%.

          "Foreign Credit Facilities":  credit facilities to be made available
           -------------------------
to certain Foreign Subsidiaries of the Company to fund operations in England, Germany, Italy and France; provided, that such credit facilities are not secured
                           --------
by any domestic assets of the Company or any Domestic Subsidiary of the Company.

          "Foreign Subsidiary":  any Subsidiary of the Company other than a
           ------------------
Domestic Subsidiary.

          "Foreign Subsidiary Borrower":  each Foreign Subsidiary listed as a
           ---------------------------
Foreign Subsidiary Borrower in Schedule II as amended from time to time in accordance with Section 15.1(b).

          "Foreign Subsidiary Opinion":  with respect to any Foreign Subsidiary
           --------------------------
Borrower, a legal opinion of counsel to such Foreign Subsidiary Borrower addressed to the Administrative Agent and the Lenders concluding that such Foreign Subsidiary Borrower and the Loan Documents to which it is a party substantially comply with the matters listed on Exhibit K, with such assumptions, qualifications and deviations therefrom as the Administrative Agent shall approve (such approval not to be unreasonably withheld).

          "Funded Debt":  all Indebtedness of the Company and its Subsidiaries
           -----------
on a consolidated basis maturing one year or more after incurrence thereof or that matures within one year from the date on which it was created, but is renewable or extendible under terms such that under GAAP such Indebtedness would be treated as long-term indebtedness.

          "GAAP":  generally accepted accounting principles in the United States
           ----
of America in effect from time to time; provided, that if at any time after the
                                        --------
date hereof there shall occur any change in respect of such generally accepted accounting principles from those used in the preparation of the audited financial statements of the Company for the fiscal year ended December 31, 1999 in a manner which would have a material effect on any matter which is material to Article XI, the Company and the Administrative Agent will, within five Business

Days of a notice from the Administrative Agent or the Company, as the case may be, to that effect, commence, and continue in good faith, negotiations with a view towards making appropriate amendments to the provisions hereof acceptable to the Required Lenders, to reflect as nearly as possible the effect of the provisions of Article XI as in effect on the date hereof.

          "Governmental Authority":  any nation or government, any state, or
           ----------------------
other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "Guaranty":  any guaranty by any Person of Indebtedness or other
           --------
obligations of any other Person that is not a consolidated subsidiary of such Person or any assurance with respect to the financial condition of any other Person that is not a consolidated subsidiary of such Person (including, without limitation, any purchase or repurchase agreement, any indemnity or any keep-well, take-or-pay, through-put or other arrangement having the effect of assuring or holding harmless any third Person against loss with respect to any Indebtedness or other obligation of such other Person) except endorsements of negotiable instruments for collection in the ordinary course of business.

          "Hedge Agreement Obligations":  all obligations of the Company or any
           ---------------------------
Subsidiary under any Hedge Agreement.

          "Hedge Agreements":  all interest rate, foreign currency and commodity
           ----------------
swaps, caps or collar agreements or similar arrangements dealing with interest rates, currency exchange rates or commodities or the exchange of nominal interest, currency or commodity obligations, either generally or under specific contingencies.

          "Indebtedness":  with respect to any Person, without duplication, (a)
           ------------
all indebtedness for borrowed money of such Person which in accordance with GAAP would be shown as a liability on the balance sheet of such Person, (b) obligations of such Person under leases which, in accordance with GAAP, are to be recorded as capital leases, (c) all unreimbursed amounts owing by such Person in respect of letters of credit and (d) all indebtedness of such Person evidenced by bonds, debentures, notes or similar instruments; provided, however,
                                                              --------  -------
that the term "Indebtedness" shall not include short-term obligations payable to suppliers incurred in the ordinary course of business or indebtedness incurred by a special purpose, Wholly Owned Subsidiary of the Company that purchases accounts receivable from the Company and its other Subsidiaries to the extent that such indebtedness is nonrecourse to the Company and each such other Subsidiary and is not required under GAAP to be reflected on the consolidated balance sheet of the Company.

          "Indentures":  (i) the Indenture, dated as of August 12, 1994, between
           ----------
the Company and U.S. Bank Trust National Association (as successor to Continental Bank), as trustee, together with the First Supplemental Indenture thereto, dated as of July [8], 1998, and the Second Supplemental Indenture thereto, dated as of October 9, 1998, (ii) the Indenture, dated as of June 29, 1998, between the Company and The Bank of New York, as trustee, together with the First Supplemental Indenture thereto, dated as of June 30, 1998, the Second Supplemental Indenture thereto, dated as of July [21], 1998, and the Third Supplemental Indenture thereto, dated as of October 9, 1998, and (iii) the Indenture, dated as of January 20, 1999, among the Company, the guarantors and The Bank of New York, as trustee, each as subsequently amended in accordance with the terms hereof and thereof.

          "Individual Prepayment Percentage":  as to any Lender at any time, the
           --------------------------------
percentage which the sum of such Lender's (i) Tranche A Term Loans, (ii) Tranche B Term Loans, (iii) US$ Revolving Credit Commitments, (iv) Multicurrency Revolving Credit Commitments and (v) Additional US$ Revolving Credit Commitments, in each case, outstanding at such time then constitutes of the sum of (i) the total amount of Tranche A Term Loans, (ii) the total amount of Tranche B Term Loans, (iii) the Total US$ Revolving Credit Commitments, (iv) the Total Multicurrency Revolving Credit Commitments and (v) the total amount of the Additional US$ Revolving Credit Commitments, in each case, outstanding at such time; provided, that, at any time after any Revolving Credit Commitments shall
      --------
have expired or terminated, the foregoing references to such Revolving Credit Commitments shall be deemed to be references to the principal and/or face amounts of the extensions of credit made under such Revolving Credit Commitments (including any L/C Obligations) and outstanding at such time.

          "Insignificant Subsidiary":  any Subsidiary designated as such by
           ------------------------
written notice from the Company to the Administrative Agent; provided, that (i)
                                                             --------
no Subsidiary may be designated as an Insignificant Subsidiary unless (A) as at the end of the fiscal quarter most recently ended prior to such designation the aggregate book value of the assets of such Subsidiary (including stock of Subsidiaries of such Subsidiary) constitutes not more than 2%, in the case of a Domestic Subsidiary, and 5%, in the case of a Foreign Subsidiary, of the book value of the consolidated assets of the Company and its Subsidiaries taken as a whole and (B) during the period of four consecutive fiscal quarters most recently ended prior to the date of such designation the contribution of such Subsidiary to Consolidated EBITDA was not more than 2%, in the case of a Domestic Subsidiary, and 5%, in the case of a Foreign Subsidiary, and (ii) no Subsidiary may be designated as an Insignificant Subsidiary if, after giving effect thereto, (A) the total book value of all assets of all Insignificant Subsidiaries (including stock of Subsidiaries of such Subsidiary) as of the end of the fiscal quarter most recently ended constituted more than 5% (for all Insignificant Subsidiaries that are Domestic Subsidiaries) or 15% (for all Insignificant Subsidiaries) of the book value of the consolidated assets of the Company and its Subsidiaries taken as a whole or (B) the total contribution of all Insignificant Subsidiaries to Consolidated EBITDA for the four consecutive fiscal quarters most recently ended was more than 5% (for all Insignificant Subsidiaries that are Domestic Subsidiaries) or 15% (for all Insignificant Subsidiaries).

          "Insolvency":  with respect to any Multiemployer Plan, the condition
           ----------
that such Plan is insolvent within the meaning of Section 4245 of ERISA.

          "Insolvent":  pertaining to a condition of Insolvency.
           ---------

          "Intangible Assets":  assets having no physical existence and that, in
           -----------------
conformity with GAAP, should be classified as intangible assets, including, without limitation, patents, patent rights, trademarks, trade names, copyrights, franchises, licenses, customer lists, organizational expenses and goodwill.

          "Intellectual Property":  as defined in Section 8.9.
           ---------------------

          "Interest Expense":  with respect to any period, the aggregate of all
           ----------------
interest expense reported by the Company and its Subsidiaries in accordance with GAAP during such period. As used in this definition, the term "interest" shall include, without limitation, all interest, fees and costs payable with respect to the obligations under this Agreement (other than fees and costs which may be capitalized as transaction costs in accordance with
GAAP), any discount in respect of sales of accounts receivable and/or related contract rights, the interest portion of capitalized lease payments during such period and net costs under Hedge Agreements in respect of interest rates, all as determined in accordance with GAAP; and without duplication of the foregoing, "Interest Expense" shall also include the amount of dividends paid in respect of the 11,500,000 7% Trust Convertible Preferred Securities issued by Federal-Mogul Financing Trust on December 1, 1997 and any other substantially equivalent securities hereafter issued by a financing vehicle for the benefit of the Company.

          "Interest Payment Date":  (a) as to any Base Rate Loan, the last day
           ---------------------
of each March, June, September and December to occur while such Loan is outstanding, (b) as to any Eurodollar Loan or Multicurrency Revolving Credit Loan having an Interest Period of three months or less, the last day of such Interest Period and (c) as to any Eurodollar Loan or Multicurrency Revolving Credit Loan having an Interest Period longer than three months, (i) each day which is three months, or a whole multiple thereof, after the first day of such Interest Period and (ii) the last day of such Interest Period.

          "Interest Period":  with respect to any Eurodollar Loan or
           ---------------
Multicurrency Revolving Credit Loan:

          (a) initially, the period commencing on the borrowing or conversion date, as the case may be, with respect to such Eurodollar Loan or Multicurrency Revolving Credit Loan and ending one, two, three, or six or (if available to all relevant Lenders) twelve months thereafter, as selected by the relevant Borrower in its notice of borrowing or notice of conversion, as the case may be, given with respect thereto; and

          (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Eurodollar Loan or Multicurrency Revolving Credit Loan and ending one, two, three, six or (if available to all relevant Lenders) twelve months thereafter, as selected by the relevant Borrower by irrevocable notice to the Administrative Agent not less than three Business Days prior to the last day of the then current Interest Period with respect thereto;

     provided that, all of the foregoing provisions relating to Interest Periods
     --------
     are subject to the following:

              (i) if any Interest Period pertaining to a Eurodollar Loan or Multicurrency Revolving Credit Loan would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

              (ii) any Interest Period applicable to a Eurodollar Loan or Multicurrency Revolving Credit Loan that would otherwise extend beyond the Revolving Credit Termination Date shall end on the Revolving Credit Termination Date;

               (iii) any Interest Period pertaining to a Eurodollar Loan or Multicurrency Revolving Credit Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month; and

               (iv) each Borrower shall use reasonable efforts to select Interest Periods which permit the required installments to be made on the Term Loans so as not to require a payment or prepayment of any Eurodollar Loan during an Interest Period for such Eurodollar Loan.

          "Investments":  as defined in Section 11.11.
           -----------

          "Issuing Lenders":  Chase, Bank One, NA and Comerica Bank or any
           ---------------
Affiliate of any thereof in their respective capacities as issuers of any Letter of Credit; such term shall also include, in respect of each Existing Letter of Credit, the Lender or Affiliate thereof that issued such Existing Letter of Credit.

          "Joinder Agreement":  the Joinder Agreement to be entered into by each
           -----------------
Foreign Subsidiary Borrower subsequent to the date hereof pursuant to Section 15.1(b)(i), substantially in the form of Exhibit G.

          "Judgment Currency":  as defined in Section 15.16(b).
           -----------------

          "L/C Commitment":  $200,000,000.
           --------------

          "L/C Fee Payment Date":  the last day of each March, June, September
           --------------------
and December and the last day of the Revolving Credit Commitment Period.

          "L/C Obligations":  the collective reference to the US$ L/C
           ---------------
Obligations and the Supplemental L/C Obligations.

          "L/C Participant":  the individual or collective reference to the US$
           ---------------
L/C Participants and the Supplemental L/C Participants.

          "L/C Subsidiary":  any Subsidiary of the Company which, pursuant to
           --------------
Section 6.1, becomes a joint and several account party on any Letter of Credit and which by virtue thereof becomes a party to this Agreement pursuant to
Section 15.18.

          "L/C Subsidiary Joinder Agreement":  the L/C Subsidiary Joinder
           --------------------------------
Agreement to be entered into by each L/C Subsidiary subsequent to the date hereof pursuant to Section 15.18, substantially in the form of Exhibit M.

          "Lenders":  as defined in the preamble hereto; provided, that unless
           -------                                       --------
the context otherwise requires, each reference herein to the Lenders shall be deemed to include any Conduit Lender.

          "Lender Affiliate":  (a) any Affiliate of any Lender, (b) any Person
           ----------------
that is administered or managed by any Lender and that is engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business and (c) with respect to any Lender which is a fund that invests in commercial loans and similar extensions of credit, any other fund that invests in commercial loans and similar extensions of credit and is managed or advised by the same investment advisor as such Lender or by an Affiliate of such Lender or investment advisor.

          "Letters of Credit":  the collective reference to the US$ Letters of
           -----------------
Credit (including the Existing Letters of Credit) and the Supplemental Letters of Credit.

          "Lien":  (i)  any judgment lien or execution, attachment, levy,
           ----
distraint or similar legal process and (ii) any mortgage, pledge, hypothecation, assignment, lien, charge, encumbrance or other security interest of any kind or nature whatsoever (including, without limitation, the interest of the lessor under any capital lease and the interest of the seller under any conditional sale or other title retention agreement), which secures or purports to secure any Indebtedness or other indebtedness or obligations.

          "Loan Documents":  this Agreement, any Notes, any Applications, the
           --------------
Security Documents, the Subsidiary Guarantees and the Trust Agreement.

          "Loan Parties":  the Company and each Subsidiary of the Company
           ------------
(including any L/C Subsidiary) which is a party to a Loan Document.

          "Loans":  the collective reference to the US$ Revolving Credit Loans,
           -----
the Swing Line Loans, the Supplemental Revolving Credit Loans, the Term Loans, the Multicurrency Revolving Credit Loans and the Additional US$ Revolving Credit Loans.

          "London Banking Day":  any day on which banks in London are open for
           ------------------
general banking business, including dealings in foreign currency and exchange.

          "Majority Additional US$ Revolving Credit Facility Lenders":  the
           ---------------------------------------------------------
Majority Facility Lenders in respect of the Additional US$ Revolving Credit Facility.

          "Majority Aggregate Revolving Credit Facility Lenders":  the holders
           ----------------------------------------------------
of more than 50% of the aggregate unpaid principal amount of the total US$ Revolving Extensions of Credit, the Aggregate Multicurrency Revolving Credit Exposure and the Additional US$ Revolving Credit Loans (or, prior to any termination of the US$ Revolving Credit Commitments, the Multicurrency Revolving Credit Commitments or the Additional US$ Revolving Credit Commitments, the holders of more than 50% of the aggregate US$ Revolving Credit Commitments, the Multicurrency Revolving Credit Commitments and the Additional US$ Revolving Credit Commitments).

          "Majority Facility Lenders":  with respect to any Facility, the
           -------------------------
holders of more than 50% of the aggregate unpaid principal amount of the Term Loans, the total US$ Revolving Extensions of Credit, the total Supplemental Revolving Extensions of Credit, the Aggregate Multicurrency Revolving Credit Exposure or the Additional US$ Revolving Credit Loans, as the case may be, outstanding under such Facility (or, in the case of (a) the US$ Revolving Credit Facility, prior to any termination of the US$ Revolving Credit Commitments, the holders of more than 50% of the aggregate US$ Revolving Credit Commitments, (b) the Supplemental Revolving Credit Facility, prior to any termination of the Supplemental Revolving Credit Commitments, the holders of more than 50% of the aggregate Supplemental Revolving Credit

Commitments, (c) the Multicurrency Revolving Credit Facility, prior to any termination of the Multicurrency Revolving Credit Commitments, the holders of more than 50% of the aggregate Multicurrency Revolving Credit Commitments or (d) the Additional US$ Revolving Credit Facility, prior to any termination of the Additional US$ Revolving Credit Commitments, the holders of more than 50% of the aggregate Additional US$ Revolving Credit Commitments).

          "Majority Multicurrency Revolving Credit Facility Lenders":  the
           --------------------------------------------------------
Majority Facility Lenders in respect of the Multicurrency Revolving Credit Facility.

          "Majority Supplemental Revolving Credit Facility Lenders":  the
           -------------------------------------------------------
Majority Facility Lenders in respect of the Supplemental Revolving Credit Facility.

          "Majority US$ Revolving Credit Facility Lenders":  the Majority
           ----------------------------------------------
Facility Lenders in respect of the US$ Revolving Credit Facility.

          "Material Adverse Effect":  a material adverse effect on (a) the
           -----------------------
business, operations, property, condition (financial or otherwise) or prospects of the Company and its Subsidiaries taken as a whole, (b) the ability of any Borrower to perform its obligations under this Agreement or any of the Notes or any of the other Loan Documents to which it is a party or (c) the validity or enforceability of this Agreement or any of the Notes or any of the other Loan Documents or the rights or remedies of the Administrative Agent or the Lenders hereunder or thereunder.

          "Material Indebtedness":  any Indebtedness of the Company or any
           ---------------------
Subsidiary in a principal amount of $25,000,000 or more.

          "Material Guaranty":  any Guaranty by the Company or any Subsidiary of
           -----------------
Indebtedness or other obligations in an amount of $25,000,000 or more.

          "Material Hedge Agreement Obligation":  any Hedge Agreement Obligation
           -----------------------------------
in an amount of $5,000,000 or more.

          "Materials of Environmental Concern":  any gasoline or petroleum
           ----------------------------------
(including crude oil or any fraction thereof) or petroleum products or any hazardous or toxic substances, materials or wastes, defined or regulated as such in or under any Environmental Law, including, without limitation, asbestos, polychlorinated biphenyls and urea-formaldehyde insulation.

          "Minority Interest":  the minority interest of Persons other than the
           -----------------
Company and its Subsidiaries in the Company's Subsidiaries as shown from time to time in the most recent consolidated balance sheet of the Company and its Subsidiaries.

          "Moody's":  Moody's Investor Service, Inc.
           -------

          "Mortgaged Properties":  the real properties listed on Schedule VII,
           --------------------
which shall exclude the Excluded Real Properties, as to which the New Trustee for the benefit of the Lenders shall be granted a Lien pursuant to the Mortgages, together with any other Property that may be subjected to a Mortgage pursuant to Section 10.11(e).

          "Mortgages":  each of the mortgages and deeds of trust made by any
           ---------
Loan Party in favor of, or for the benefit of, the New Trustee for the benefit of the Lenders, substantially in the form of Exhibit E (with such changes thereto as shall be advisable or are customary under the law of the jurisdiction in which such mortgage or deed of trust is to be recorded, including, without limitation, changes (i) granting to the New Trustee state and local remedies available to the New Trustee in each such jurisdiction and (ii) modifying the form of mortgage attached hereto as Exhibit E to create with respect to each Mortgaged Property one mortgage as a first priority Lien securing the First Priority Secured Obligations (as defined in the Security Agreement) and a second mortgage as a second priority Lien securing the Other Secured Obligations (as defined in the Security Agreement)).

          "Multicurrency Reference Lenders":  Chase, [Fleet Boston National Bank
           -------------------------------
N.A.] and Credit Lyonnais Chicago Branch.

          "Multicurrency Revolving Credit Borrowing":  a borrowing comprised of
           ----------------------------------------
Multicurrency Revolving Credit Loans.

          "Multicurrency Revolving Credit Commitment":  with respect to any
           -----------------------------------------
Lender at any time, the commitment (if any) of such Lender to make Loans pursuant to Section 4.1. The amount of each Lender's Multicurrency Revolving Credit Commitment is the amount set forth opposite such Lender's name in
Schedule I under the caption "Multicurrency Revolving Credit Commitment", as such amount may be changed from time to time pursuant to this Agreement. The Multicurrency Revolving Credit Commitment of each Lender shall always be expressed in Dollars.

          "Multicurrency Revolving Credit Exposure":  with respect to any
           ---------------------------------------
Multicurrency Revolving Credit Lender at any time, the Assigned Dollar Value at such time of all outstanding Multicurrency Revolving Credit Loans of such Lender.

          "Multicurrency Revolving Credit Facility":  as defined in the
           ---------------------------------------
definition of "Facility".

          "Multicurrency Revolving Credit Lender":  a Lender with a
           -------------------------------------
Multicurrency Revolving Credit Commitment or holding Multicurrency Revolving Credit Loans.

          "Multicurrency Revolving Credit Loan":  as defined in Section 4.1(a).
           -----------------------------------

          "Multicurrency Revolving Credit Percentage":  as to any Multicurrency
           -----------------------------------------
Revolving Credit Lender at any time, the percentage which such Lender's Multicurrency Revolving Credit Commitment then constitutes of the Total Multicurrency Revolving Credit Commitments (or, at any time after the Multicurrency Revolving Credit Commitments shall have expired or terminated, the percentage which the aggregate principal amount of such Lender's Multicurrency Revolving Credit Loans then outstanding constitutes of the aggregate principal amount of the Multicurrency Revolving Credit Loans then outstanding).

          "Multiemployer Plan":  a Plan which is a multiemployer plan as defined
           ------------------
in Section 4001(a)(3) of ERISA or any successor statute.

          "National Currency Unit":  the unit of currency (other than a euro
           ----------------------
unit) of a Participating Member State.

          "Net Cash Proceeds":  (a) in connection with any Asset Sale or any
           -----------------
Recovery Event, the proceeds thereof in the form of cash and Cash Equivalents (including any such proceeds received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise, but only as and when received) of such Asset Sale or Recovery Event, net of attorneys' fees, accountants' fees, brokerage fees or commissions, investment banking fees, amounts required to be applied to the repayment of Indebtedness secured by a Lien expressly permitted hereunder on any asset that is the subject of such Asset Sale or Recovery Event (other than any Lien pursuant to a Security Document) and other customary fees and expenses actually incurred in connection therewith and net of taxes paid or reasonably estimated to be payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements) and net of appropriate amounts set up as a reserve against liabilities associated with the assets or business so disposed of and retained by the selling entity after such Asset Sale, as reasonably determined by the Company, including, without limitation, pension and other post-employment benefit liabilities, liabilities related to environmental matters, liabilities related to post-closing purchase price adjustments and liabilities related to any other indemnification obligation associated with the assets or business so disposed of, provided, that upon any termination of such reserve, all amounts not paid-out in connection therewith shall be deemed to be "Net Cash Proceeds" of such Asset Sale, and (b) in connection with any incurrence of Indebtedness, the cash proceeds received from such incurrence, net of attorneys' fees, investment banking fees, accountants' fees, underwriting discounts and commissions and other customary fees and expenses actually incurred in connection therewith.

          "Netherlands BV I":   Federal-Mogul Holdings B.V., a Netherlands
           ----------------
corporation.

          "Netherlands BV II":  Federal-Mogul Global B.V., a Netherlands
           -----------------
corporation.

          "Netherlands BV III": Federal-Mogul Investments B.V., a Netherlands
           ------------------
corporation.

          "Netherlands BV IV":  Federal-Mogul Growth B.V., a Netherlands
           -----------------
corporation.

          "New Trust Agreement":  the Trust Agreement, substantially in the form
           -------------------
of Exhibit F-3, to be executed and delivered in connection with the Restatement Effective Date.

          "New Trustee":  Wilmington Trust Company, as trustee under the New
           -----------
Trust Agreement.

          "Non-Excluded Taxes":  as defined in Section 7.11(a).
           ------------------

          "Notes":  the collective reference to any promissory note evidencing
           -----
Loans.

          "Obligations":  the collective reference to the unpaid principal of
           -----------
and interest on the Loans and all other obligations and liabilities of each Foreign Subsidiary Borrower to the Administrative Agent or any Lender (or, in the case of any Existing Hedge Agreement or Specified Hedge Agreement, any Lender Affiliate) (including, without limitation, interest accruing at the then applicable rate provided in this Agreement or any other applicable Loan Document after the maturity of the Loans and Reimbursement Obligations and interest accruing at the then applicable rate provided in this Agreement or any other applicable Loan Document after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Company, any L/C Subsidiary or any Foreign Subsidiary Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, the Notes, the Letters of Credit, the other Loan Documents, any Existing Hedge Agreement or Specified Hedge Agreement (to the extent provided in the Trust Agreement), or any other document made, delivered or given in connection therewith, and all obligations of each Foreign Subsidiary Borrower in respect of Cash Management Obligations, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or to the Lenders that are required to be paid by any Borrower pursuant to the terms of this Agreement or any other Loan Document).

          "Other Permitted Obligations":  the sum, without duplication of, (i)
           ---------------------------
the aggregate outstanding principal amount of Indebtedness permitted by Section 11.5(h), (ii) the aggregate outstanding principal amount of all obligations guaranteed pursuant to Section 11.6(i), and (iii) the aggregate attributable debt (determined in accordance with GAAP) of all sale and leaseback transactions consummated pursuant to clause (ii) of the proviso to Section 11.13.

          "Participants":  as defined in Section 15.6(b).
           ------------

          "Participating Member State":  any member state which has the euro as
           --------------------------
its lawful currency.

          "PBGC":  the Pension Benefit Guaranty Corporation established pursuant
           ----
to Subtitle A of Title IV of ERISA or any successor corporation.

          "Person":  an individual, partnership, corporation, business trust,
           ------
joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

          "Plan":  at a particular time, any employee benefit plan which is
           ----
covered by ERISA and in respect of which the Company or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

          "Pledge Agreements":  the collective reference to (i) the Domestic
           -----------------
Pledge Agreement, (ii) the Pledge Agreements described on Annex I to each of the Trust Agreements and (iii) other pledge agreements in form and substance reasonably satisfactory to the Administrative Agent pursuant to which shares of Subsidiaries may be pledged from time to time, in each case, as the same may be amended, supplemented or otherwise modified.

          "Pledged Stock":  the Capital Stock pledged pursuant to a Pledge
           -------------
Agreement.

          "Pricing Grid":  the pricing grid attached hereto as Annex A.
           ------------

          "Prime Rate":  the rate of interest per annum publicly announced from
           ----------
time to time by Chase as its prime rate in effect at its principal office in New York City (each change in the Prime Rate to be effective on the date such change is publicly announced). The Prime Rate is not intended to be the lowest rate of interest charged by Chase in connection with extensions of credit to debtors.

          "Prohibited Transaction":  any "prohibited transaction" as defined in
           ----------------------
Section 406 of ERISA or Section 4975 of the Code.

          "Properties":  as defined in Section 8.16(a).
           ----------

          "Property":  any right or interest in or to property of any kind
           --------
whatsoever, whether real, personal or mixed and whether tangible or intangible, including without limitation, Capital Stock.

          "Purchase Agreement":  the Fifth Amended and Restated Receivable
           ------------------
Interest Purchase Agreement, dated as of December 27, 2000, among the Receivables Subsidiary, as the seller, the Company, as the servicer, Blue Ridge and Falcon, as purchasers, the financial institutions from time to time party thereto, as investors, Bank One, NA, as the administrative agent and as agent for Falcon, and Wachovia Bank, N.A., as agent for Blue Ridge, as amended, modified, supplemented or amended and restated from time to time.

          "Receivables Subsidiary":  Federal-Mogul Funding Corporation, a
           ----------------------
Michigan corporation.

          "Recovery Event":  any settlement of or payment in respect of, or any
           --------------
casualty insurance claim or any condemnation proceeding relating to, any property, the Disposition of which would constitute an Asset Sale, in each case that yields Net Cash Proceeds to the Company or any Subsidiary in excess of $500,000.

          "Register":  as defined in Section 15.6(d).
           --------

          "Reimbursement Obligation":  the obligation of the Company and, if a
           ------------------------
joint account party on the relevant Letter of Credit, the relevant L/C Subsidiary, jointly and severally, to reimburse the relevant Issuing Lender pursuant to Section 6.5 for amounts drawn under one or more Letters of Credit.

          "Reinvestment Deferred Amount":  with respect to any Reinvestment
           ----------------------------
Event, the difference between (i) the aggregate Net Cash Proceeds received by the Company or any Subsidiary in connection therewith and (ii) the amount of such Net Cash Proceeds which are required to be applied to the reduction of the Revolving Credit Commitments and the prepayment of the Term Loans pursuant to
Section 7.4(d)(i) (without giving effect to the proviso thereto), to the extent such difference is not applied to reduce the Revolving Credit Commitments or prepay the Term Loans pursuant to Section 7.4(d)(i).

          "Reinvestment Event":  any Asset Sale or Recovery Event in respect of
           ------------------
which the Company has delivered or intends to deliver a Reinvestment Notice.

          "Reinvestment Notice":  for any period, a written notice executed by a
           -------------------
Responsible Officer of the Company describing the use or intended use of all or a specified portion (to the extent permitted in this Agreement) of the Net Cash Proceeds of Asset Sales or Recovery Events that have occurred during such period to acquire or repair assets useful in the business of the Company and its Subsidiaries.

          "Reinvestment Prepayment Amount":  with respect to any Reinvestment
           ------------------------------
Event, the Reinvestment Deferred Amount relating thereto less any amount expended prior to the relevant Reinvestment Prepayment Date to acquire or repair assets useful in the business of the Company and its Subsidiaries.

          "Reinvestment Prepayment Date":  with respect to any Reinvestment
           ----------------------------
Event, the earlier of (a) the date occurring eighteen months after such Reinvestment Event and (b) the date on which the Company shall have determined not to, or shall have otherwise ceased to, acquire or repair assets useful in the business of the Company and its Subsidiaries with all or any portion of the relevant Reinvestment Deferred Amount.

          "Reorganization":  with respect to any Multiemployer Plan, the
           --------------
condition that such plan is in reorganization within the meaning of Section 4241 of ERISA.

          "Replacement Lender":  a bank or financial institution (other than a
           ------------------
Subsidiary of the Company) acceptable to the Administrative Agent and the Company.

          "Reportable Event":  any of the events set forth in Section 4043(b) of
           ----------------
ERISA or the regulations thereunder.

          "Required Lenders":  the holders of more than 50% of the sum of (a)
           ----------------
the aggregate unpaid principal amount of the Term Loans, Additional US$ Revolving Credit Loans, Multicurrency Revolving Credit Loans, US$ Revolving Extensions of Credit and Supplemental Revolving Extensions of Credit and (b) the unutilized Additional US$ Revolving Credit Commitments, Multicurrency Revolving Credit Commitments, US$ Revolving Credit Commitments and Supplemental Revolving Credit Commitments; provided, that, for purposes of approving any amendment,
                    --------
waiver or other modification to Section 10.13 or Section 11.19, the Required Lenders shall be the Supermajority Lenders.

          "Requirement of Law":  as to any Person, the certificate of
           ------------------
incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

          "Reset Date":  as defined in Section 4.3(b).
           ----------

          "Responsible Officer":  (i) as to the Company, the chief executive
           -------------------
officer, the president, the chief financial officer, the treasurer, any assistant treasurer or the controller of the Company and (ii) as to any other Borrower, those of its officers or representatives whose signatures and incumbency shall have been certified to the Administrative Agent and the Lenders pursuant to Section 9.1(c) or 9.2(e).

          "Restatement Effective Date":  the date, on or before December 31,
           --------------------------
2000, on which the conditions precedent set forth in Section 9.1 are satisfied or waived in accordance with this Agreement.

          "Revolving Credit Commitments":  the collective reference to the US$
           ----------------------------
Revolving Credit Commitments, the Additional US$ Revolving Credit Commitments, the Multicurrency Revolving Credit Commitments and the Supplemental Revolving Credit Commitments. The original aggregate amount of the Revolving Credit Commitments (excluding the Supplemental Revolving Credit Commitments) as of the Restatement Effective Date is $1,000,000,000.

          "Revolving Credit Commitment Period":  the period from and including
           ----------------------------------
the Restatement Effective Date to but not including the Revolving Credit Termination Date, or such earlier date on which the Revolving Credit Loans shall terminate as provided herein.

          "Revolving Credit Facilities":  the collective reference to the US$
           ---------------------------
Revolving Credit Facility, the Multicurrency Revolving Credit Facility, the Additional US$ Revolving Credit Facility and the Supplemental Revolving Credit Facility.

          "Revolving Credit Lender":  each Lender which has a Revolving Credit
           -----------------------
Commitment or which has made Revolving Credit Loans.

          "Revolving Credit Loans":  the collective reference to US$ Revolving
           ----------------------
Credit Loans, Multicurrency Revolving Credit Loans, Additional US$ Revolving Credit Loans and Supplemental Revolving Credit Loans.

          "Revolving Credit Termination Date":  February 24, 2004.
           ---------------------------------

          "S&P":  Standard & Poor's Ratings Service.
           ---

          "Secured Obligations":  as defined in each Security Document, as
           -------------------
applicable.

          "Security Agreement":  the Security Agreement, substantially in the
           ------------------
form of Exhibit D, to be executed by the Company and each Domestic Subsidiary (other than the Receivables Subsidiary, any Shell Subsidiary and any Excluded Joint Venture).

          "Security Documents":  the collective reference to the Pledge
           ------------------
Agreements, the Trust Agreement, the Security Agreement, the Mortgages and all other security documents hereafter delivered to the Administrative Agent (or the Trustee, as the case may be) granting a Lien on any Property of any Person to secure the obligations and liabilities of any Loan Party under any Loan Document and the other classes of obligations secured under the Security Documents.

          "Shell Subsidiaries":  any Subsidiary of the Company that is a "shell"
           ------------------
company having (a) assets (either directly or through any Subsidiary or other Capital Stock) with an aggregate value not exceeding $100,001 and (b) no operations. The Shell Subsidiaries as of the Restatement Effective Date are listed under the heading "Shell Subsidiaries" in Schedule V.

          "Significant Subsidiary":  any Subsidiary other than an Insignificant
           ----------------------
Subsidiary.

          "Single Employer Plan":  any Plan which is covered by Title IV of
           --------------------
ERISA, but which is not a Multiemployer Plan.

          "Solvent":  when used with respect to any Person, means that, as of
           -------
any date of determination, (a) the amount of the "present fair saleable value" of the assets of such Person will, as of such date, exceed the amount of all "liabilities of such Person, contingent or otherwise", as of such date, as such quoted terms are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors, (b) the present fair saleable value of the assets of such Person will, as of such date, be greater than the amount that will be required to pay the liability of such Person on its debts as such debts become absolute and matured, (c) such Person will not have, as of such date, an unreasonably small amount of capital with which to conduct its business, and (d) such Person will be able to pay its debts as they mature. For purposes of this definition, (i) "debt" means liability on a "claim", and
(ii) "claim" means any (x) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (y) right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured or unmatured, disputed, undisputed, secured or unsecured.

          "Special Purpose Subsidiaries":  the collective reference to U.S.
           ----------------------------
Finance Subsidiary I, U.S. Finance Subsidiary II, U.S. Finance Subsidiary III, Netherlands BV I, Netherlands BV II, Netherlands BV III, Netherlands BV IV, U.K. Acquisition I and U.K. Acquisition II.

          "Specified Hedge Agreement":  each Hedge Agreement (a) entered into by
           -------------------------
the Company or any Domestic Subsidiary of the Company and any Lender or Lender Affiliate after the date of this Agreement and (b) that has been designated by the relevant Lender and the Company as a Specified Hedge Agreement in accordance with Section 15.19. The designation of any Hedge Agreement as a Specified Hedge Agreement shall not create in favor of such Lender or Lender Affiliate any rights in connection with the management or release of any Collateral or of the obligations of any Loan Party under any Subsidiary Guarantee or under any Security Document.

          "Spot Exchange Rate": with respect to any Available Foreign Currency,
           ------------------
at any date of determination thereof, the spot rate of exchange in London that appears on the display page applicable to such Available Foreign Currency on the Reuters System (or such other page as may replace such page on such service for the purpose of displaying the spot rate of exchange in London) for the conversion of such Available Foreign Currency into Dollars; provided that if
                                                            --------
there shall at any time no longer exist such a page on such service, the spot rate of exchange shall be determined by reference to another similar rate publishing service selected by the Administrative Agent and if no such similar rate publishing service is available, by reference to the published rate of the Administrative Agent in effect at such date for similar commercial transactions.

          "Subordinated Debt":  the collective reference to (a) the subordinated
           -----------------
debentures issued under the Indenture between the Company, as issuer, and The Bank of New York, as trustee, dated as of December 1, 1997, together with the First Supplemental Indenture thereto, dated as of December 1, 1997, as the same may be amended, supplemented or otherwise modified from time to time, and (b) other unsecured Indebtedness of the Company having a final maturity date at least 91 days after the final maturity date of the Tranche B Term Loans and a weighted average life at least as long as the weighted average life of the Tranche B Term Loans, and having subordination terms acceptable to the Administrative Agent, acting reasonably.

          "Subsequent Participant":  any member state that adopts the euro as
           ----------------------
its lawful currency after January 1, 1999.

          "Subsidiary":  at any particular time, any Person which could be
           ----------
included as a consolidated subsidiary of the Company in the financial statements prepared and filed with the Company's annual reports on Form 10-K under the Securities Exchange Act of 1934, as amended, if such financial statements were prepared at, and as of, such time. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Company.

          "Subsidiary Guarantees":  the collective reference to the Domestic
           ---------------------
Subsidiary Guarantee and the U.K. Acquisition I Guarantee, and any other guarantee by a Subsidiary of the Indebtedness and obligations of the Borrowers hereunder that may be executed and delivered to the Administrative Agent hereunder.

          "Supermajority Lenders":  the holders of 75% or more of the sum of (a)
           ---------------------
the aggregate unpaid principal amount of the Term Loans, Additional US$ Revolving Credit Loans, Multicurrency Revolving Credit Loans, US$ Revolving Extensions of Credit and Supplemental Revolving Extensions of Credit and (b) the unutilized Additional US$ Revolving Credit Commitments, Multicurrency Revolving Credit Commitments, US$ Revolving Credit Commitments and Supplemental Revolving Credit Commitments.




          "Supplemental L/C Obligations":  at any time, an amount equal to the
           ----------------------------
sum of (a) the aggregate then undrawn and unexpired amount of the then outstanding Supplemental Letters of Credit and (b) the aggregate amount of drawings under Supplemental Letters of Credit that have not then been reimbursed pursuant to Section 6.5.

          "Supplemental L/C Participants": the collective reference to all the
           -----------------------------
Supplemental Revolving Credit Lenders other than the relevant Issuing Lender.

          "Supplemental Letters of Credit":  as defined in Section 6.1(a).
           ------------------------------

          "Supplemental Revolving Credit Borrowing":  a borrowing comprised of
           ---------------------------------------
Supplemental Revolving Credit Loans.

          "Supplemental Revolving Credit Commitment":  with respect to any
           ----------------------------------------
Lender, the commitment (if any) of such Lender to make Supplemental Revolving Credit Loans pursuant to Section 5.1, and to acquire participations in Supplemental Letters of Credit pursuant to Section 6.4. The amount of each Lender's Supplemental Revolving Credit Commitment is the amount set forth opposite such Lender's name in Schedule I under the caption "Supplemental Revolving Credit Commitment", as such amount may be changed from time to time pursuant to this Agreement. The original aggregate amount of the Supplemental Revolving Credit Commitments is $200,000,000.

          "Supplemental Revolving Credit Facility":  as defined in the
           --------------------------------------
definition of "Facility".

          "Supplemental Revolving Credit Lender":  a Lender with a Supplemental
           ------------------------------------
Revolving Credit Commitment or holding Supplemental Revolving Credit Loans or participating interests in Supplemental Letters of Credit.

          "Supplemental Revolving Credit Loan":  as defined in Section 5.1(a).
           ----------------------------------

          "Supplemental Revolving Credit Note":  as defined in Section 5.2(e).
           ----------------------------------

          "Supplemental Revolving Credit Percentage":  as to any Supplemental
           ----------------------------------------
Revolving Credit Lender at any time, the percentage which such Lender's Supplemental Revolving Credit Commitment then constitutes of the Total Supplemental Revolving Credit Commitments or, at any time after the Supplemental Revolving Credit Commitments shall have expired or terminated, the percentage which the aggregate principal amount of such Lender's Supplemental Revolving Credit Loans then outstanding constitutes of the aggregate principal amount of the Supplemental Revolving Credit Loans then outstanding, provided, that, in the
                                                          --------
event that the Supplemental Revolving Credit Loans are paid in full prior to the reduction to zero of the total Supplemental Revolving Extensions of Credit, the Supplemental Revolving Credit Percentages shall be determined in a manner designed to ensure that the other outstanding Supplemental Revolving Extensions of Credit shall be held by the Supplemental Revolving Credit Lenders on a comparable basis.

          "Supplemental Revolving Extensions of Credit":  as to any Supplemental
           -------------------------------------------
Revolving Credit Lender at any time, an amount equal to the sum of (a) the aggregate principal amount of all Supplemental Revolving Credit Loans made by such Lender then outstanding and (b) such Lender's Supplemental Revolving Credit Percentage of the Supplemental L/C Obligations then outstanding.

          "Surety Bonds": the collective reference to the Surety Bonds described
           ------------
on Schedule IX.

          "Swing Line Commitment":  as to the Swing Line Lenders, in their
           ---------------------
respective capacities as Swing Line Lenders, their obligation to make Swing Line Loans to the Company in an aggregate principal amount not to exceed for all Swing Line Lenders at any one time outstanding $100,000,000.

          "Swing Line Lenders":  the collective reference to Chase and Bank One,
           ------------------
NA, in their respective capacities as providers of the Swing Line Loans.

          "Swing Line Loan":  as defined in Section 2.5.
           ---------------

          "Swing Line Loans": as defined in Section 2.5.
           ----------------

          "Target Operating Day":  any day that is not (a) a Saturday or Sunday,
           --------------------
(b) Christmas Day or New Year's Day or (c) any other day on which the Trans-European Real-time Gross Settlement Operating System (or any successor settlement system) is not operating (as determined by the Administrative Agent).

          "T & N":  T & N Ltd., a company organized under the laws of England.
           -----

          "Term Loan Lenders":  the collective reference to the Tranche A Term
           -----------------
Loan Lenders, the Tranche B Term Loan Lenders and the Tranche C Term Loan
Lenders.

          "Term Loans":  the collective reference to the Tranche A Term Loans,
           ----------
the Tranche B Term Loans and the Tranche C Term Loans.

          "Total Multicurrency Revolving Credit Commitments":  at any time, the
           ------------------------------------------------
aggregate amount of the Multicurrency Revolving Credit Commitments, as in effect at such time. The amount of the Total Multicurrency Revolving Credit Commitments on the Restatement Effective Date is $125,000,000.

          "Term Note":  as defined in Section 3.2(h).
           ---------

          "Total Supplemental Revolving Credit Commitments":  at any time, the
           -----------------------------------------------
aggregate amount of the Supplemental Revolving Credit Commitments of all Lenders, as in effect at such time.

          "Total US$ Revolving Credit Commitments":  at any time, the aggregate
           --------------------------------------
amount of the US$ Revolving Credit Commitments, as in effect at such time. The amount of the Total US$ Revolving Credit Commitments on the Restatement Effective Date is $875,000,000.

          "Tranche":  the collective reference to Eurodollar Loans or
           -------
Multicurrency Revolving Credit Loans of any Class the then current Interest Periods with respect to all of which begin on the same date and end on the same later date (whether or not such Loans shall originally have been made on the same day).

          "Tranche A Term Loans":  as defined in Section 3.1.
           --------------------

          "Tranche A Term Loan Exposure":  as to any Tranche A Term Loan Lender
           ----------------------------
at any time, the aggregate outstanding principal amount of the Tranche A Term Loans of such Tranche A Term Loan Lender at such time.

          "Tranche A Term Loan Lender":  each Lender which has made a Tranche A
           --------------------------
Term Loan.

          "Tranche A Term Loan Percentage":  as to any Tranche A Term Loan
           ------------------------------
Lender at any time, the percentage which such Lender's Tranche A Term Loan Exposure then constitutes of the aggregate Tranche A Term Loan Exposures.

          "Tranche B Term Loans":  as defined in Section 3.1.
           --------------------

          "Tranche B Term Loan Exposure":  as to any Tranche B Term Loan Lender
           ----------------------------
at any time, the aggregate outstanding principal amount of the Tranche B Term Loans of such Tranche B Term Loan Lender at such time.

          "Tranche B Term Loan Lender":  each Lender which has made a Tranche B
           --------------------------
Term Loan.

          "Tranche B Term Loan Percentage":  as to any Tranche B Term Loan
           ------------------------------
Lender at any time, the percentage which such Lender's Tranche B Term Loan Exposure then constitutes of the aggregate Tranche B Term Loan Exposures.

          "Tranche C Term Loans":  as defined in Section 3.1.
           --------------------

          "Tranche C Term Loan Commitment":  as to any Lender, the obligation of
           ------------------------------
such Lender, if any, to make a Tranche C Term Loan to the Company hereunder in a principal amount not to exceed the amount set forth under the heading "Tranche C Term Loan Commitment" opposite such Lender's name on Schedule I. The original aggregate amount of the Tranche C Term Loan Commitments is $150,000,000.

          "Tranche C Term Loan Exposure":  as to any Tranche C Term Loan Lender
           ----------------------------
at any time, the aggregate outstanding principal amount of the Tranche C Term Loans of such Tranche C Term Loan Lender at such time.

          "Tranche C Term Loan Lender":  each Lender which has a Tranche C Term
           --------------------------
Loan Commitment or which has made a Tranche C Term Loan.

          "Tranche C Term Loan Percentage":  as to any Tranche C Term Loan
           ------------------------------
Lender at any time, the percentage which such Lender's Tranche C Term Loan Exposure then constitutes of the aggregate Tranche C Term Loan Exposures.

          "Transferee":  as defined in Section 15.6(f).
           ----------

          "Treaty on European Union":  the Treaty of Rome of March 25, 1957, as
           ------------------------
amended by the Single European Act 1986 and the Maastricht Treaty (which was signed at Maastricht on February 7, 1992, and came into force on November 1,
1993), as amended from time to time.

          "Trust Agreement":  each of (or, where the context requires, all of):
           ---------------
(i) the Second Amended and Restated Trust Agreement among the Company, certain Subsidiaries of the Company and First Union National Bank, as Trustee, substantially in the form of Exhibit F-1, (ii) the Second Amended and Restated Trust Agreement among the Company, certain Subsidiaries of the Company, and ABN AMRO Trust Company (Jersey) Limited, as Trustee, substantially in the form of Exhibit F-2, and (iii) the New Trust Agreement, in each case as amended, amended and restated, supplemented or otherwise modified from time to time.

          "Trustee":  each of (or, where the context requires, all of): (i) ABN
           -------
AMRO Trust Company (Jersey) Limited, (ii) First Union National Bank, and (iii) Wilmington Trust Company, in its respective capacity as Trustee under a Trust Agreement.

          "Type":  as to any Revolving Credit Loan or Term Loan, its nature as a
           ----
Base Rate Loan or a Eurodollar Loan.

          "U.K. Acquisition I":  F-M UK Holding Limited, a company organized
           ------------------
under the laws of England.

          "U.K. Acquisition I Guarantee":  the Guarantee to be executed and
           ----------------------------
delivered by U.K. Acquisition I in favor of the Administrative Agent, as amended, amended and restated, supplemented or otherwise modified from time to time.

          "U.K. Acquisition II":  Federal-Mogul Global Growth Limited, a company
           -------------------
organized under the laws of England.

          "US$ L/C Obligations":  at any time, an amount equal to the sum of (a)
           -------------------
the aggregate then undrawn and unexpired amount of the then outstanding US$ Letters of Credit and (b) the aggregate amount of drawings under US$ Letters of Credit that have not then been reimbursed pursuant to Section 6.5.

          "US$ L/C Participants":  the collective reference to all the US$
           --------------------
Revolving Credit Lenders other than the relevant Issuing Lender.

          "US$ Letters of Credit":  as defined in Section 6.1(a).
           ---------------------

          "US$ Revolving Credit Borrowing":  a borrowing comprised of US$
           ------------------------------
Revolving Credit Loans.

          "US$ Revolving Credit Commitment":  with respect to any Lender, the
           -------------------------------
commitment (if any) of such Lender to make US$ Revolving Credit Loans pursuant to Section 2.1, and to acquire participations in Swing Line Loans pursuant to
Section 2.9 and US$ Letters of Credit pursuant to Section 6.4. The amount of each Lender's US$ Revolving Credit Commitment is the amount set forth opposite such Lender's name in Schedule I under the caption "US$ Revolving Credit Commitment", as such amount may be changed from time to time pursuant to this Agreement.

          "US$ Revolving Credit Facility":  as defined in the definition of
           -----------------------------
"Facility".

          "US$ Revolving Credit Lender":  a Lender with a US$ Revolving Credit
           ---------------------------
Commitment or holding US$ Revolving Credit Loans or participating interests in Swing Line Loans.

          "US$ Revolving Credit Loan":  as defined in Section 2.1(a).
           -------------------------

          "US$ Revolving Credit Note":  as defined in Section 2.2(e).
           -------------------------

          "US$ Revolving Credit Percentage":  as to any US$ Revolving Credit
           -------------------------------
Lender at any time, the percentage which such Lender's US$ Revolving Credit Commitment then constitutes of the Total US$ Revolving Credit Commitments or, at any time after the US$ Revolving Credit Commitments shall have expired or terminated, the percentage which the aggregate principal amount of such Lender's US$ Revolving Credit Loans then outstanding constitutes of the aggregate principal amount of the US$ Revolving Credit Loans then outstanding, provided,
                                                                     --------
that, in the event that the US$ Revolving Credit Loans are paid in full prior to the reduction to zero of the total US$ Revolving Extensions of Credit, the US$ Revolving Credit Percentages shall be determined in a manner designed to ensure that the other outstanding US$ Revolving Extensions of Credit shall be held by the US$ Revolving Credit Lenders on a comparable basis.

          "US$ Revolving Extensions of Credit":  as to any US$ Revolving Credit
           ----------------------------------
Lender at any time, an amount equal to the sum of (a) the aggregate principal amount of all US$ Revolving Credit Loans made by such Lender then outstanding,
(b) such Lender's US$ Revolving Credit Percentage of the aggregate principal amount of Swing Line Loans then outstanding and (c) such Lender's US$ Revolving Credit Percentage of the US$ L/C Obligations then outstanding.

          "U.S. Finance Subsidiary I":  Federal-Mogul Dutch Holdings Inc., a
           -------------------------
Delaware corporation.

          "U.S. Finance Subsidiary II":  Federal-Mogul Global Inc., a Delaware
           --------------------------
corporation.

          "U.S. Finance Subsidiary III":  Federal-Mogul U.K. Holdings Inc., a
           ---------------------------
Delaware corporation.

          "Wholly Owned Subsidiary":  as to any Person, any other Person all of
           -----------------------
the Capital Stock of which (other than directors' qualifying shares required by law) is owned by such Person directly and/or through other Wholly Owned Subsidiaries.

          SECTION 1.2. Other Definitional Provisions. (a) Unless otherwise
          ------------------------------------------
specified therein, all terms defined in this Agreement shall have the defined meanings when used in the Notes, the other Loan Documents or any certificate or other document made or delivered pursuant hereto.

          (b) As used herein and in the Notes and any other Loan Document, and any certificate or other document made or delivered pursuant hereto or thereto, accounting terms relating to the Company and its Subsidiaries not defined in Section 1.1 and accounting terms partly defined in Section 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP.

          (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, subsection, Schedule and Exhibit references are to this Agreement unless otherwise specified.

          (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

          ARTICLE II  AMOUNT AND TERMS OF US$ REVOLVING CREDIT COMMITMENTS
                      ----------------------------------------------------
                              AND SWING LINE COMMITMENT
                              -------------------------

          SECTION 2.1. US$ Revolving Credit Commitments. (a) Pursuant to Section
          ---------------------------------------------
2.1 of the Existing Credit Agreement, the US$ Revolving Credit Lenders have made revolving credit loans in Dollars to the Company ("Existing US$ Revolving Credit
                                                   -----------------------------
Loans"), and on the date of this Agreement, Existing US$ Revolving Credit Loans
-----
in an aggregate principal amount equal to $734,500,000 are outstanding. Each US$ Revolving Credit Lender severally agrees, in consideration of the Collateral to be granted as provided herein and subject to the terms and conditions hereof, to make additional revolving credit loans in Dollars ("New US$ Revolving Credit
                                                    ------------------------
Loans"; together with the Existing US$ Revolving Credit Loans, the "US$
-----                                                               ---
Revolving
---------

Credit Loans") to the Company from time to time during the Revolving Credit
------------
Commitment Period, subject to the terms and conditions hereof, in an aggregate principal amount at any one time outstanding which, when added to (i) such Lender's Existing US$ Revolving Credit Loans, (ii) such Lender's US$ Revolving Credit Percentage of the aggregate principal amount of the Swing Line Loans then outstanding (after giving effect to the use of proceeds of such US$ Revolving Credit Loans) and (iii) such Lender's US$ Revolving Credit Percentage of the US$ L/C Obligations then outstanding, does not exceed the amount of such Lender's US$ Revolving Credit Commitment. During the Revolving Credit Commitment Period the Company may use the US$ Revolving Credit Commitments by borrowing, prepaying the US$ Revolving Credit Loans in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof.

          (b) The US$ Revolving Credit Loans may from time to time be (i) Eurodollar Loans, (ii) Base Rate Loans or (iii) a combination thereof, as determined by the Company and notified to the Administrative Agent in accordance with Sections 2.3 and 7.2, provided that no US$ Revolving Credit Loan shall be
                           --------
made as a Eurodollar Loan after the day that is one month prior to the Revolving Credit Termination Date.

          SECTION 2.2.    Repayment of US$ Revolving Credit Loans; Evidence of
          --------------------------------------------------------------------
Debt. (a)  The Company hereby unconditionally promises to pay to the
----
Administrative Agent for the account of each US$ Revolving Credit Lender the then unpaid principal amount of each US$ Revolving Credit Loan of such US$ Revolving Credit Lender on the Revolving Credit Termination Date and on such other dates and in such other amounts as may be required from time to time pursuant to this Agreement. The Company hereby further agrees to pay interest on the unpaid principal amount of the US$ Revolving Credit Loans from time to time outstanding until payment thereof in full at the rates per annum, and on the dates, set forth in Section 7.1.

      (b) Each US$ Revolving Credit Lender shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of the Company to such US$ Revolving Credit Lender resulting from each US$ Revolving Credit Loan of such US$ Revolving Credit Lender from time to time, including the amounts of principal and interest payable thereon and paid to such US$ Revolving Credit Lender from time to time under this Agreement.

      (c)  The Administrative Agent shall maintain the Register pursuant to
Section 15.6(d), and a subaccount therein for each US$ Revolving Credit Lender, in which Register and subaccounts shall be recorded (i) the amount of each US$ Revolving Credit Loan made hereunder, the Type thereof and each Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Company to each US$ Revolving Credit Lender hereunder in respect of the US$ Revolving Credit Loans and (iii) both the amount of any sum received by the Administrative Agent hereunder from the Company in respect of the US$ Revolving Credit Loans and each US$ Revolving Credit Lender's share thereof.

      (d) The entries made in the Register and the accounts of each US$ Revolving Credit Lender maintained pursuant to Section 2.2(b) shall, to the extent permitted by applicable law, be prima facie evidence of the existence and
                                       ----- -----
amounts of the obligations of the Company therein recorded; provided, however,
                                                            --------  -------
that the failure of any US$ Revolving Credit Lender or the Administrative Agent to maintain the Register or any such account, or any error therein, shall not in any manner affect the obligation of the Company to repay (with applicable interest) the US$ Revolving Credit Loans made to the Company by such US$ Revolving Credit Lender in accordance with the terms of this Agreement.

          (e) The Company agrees that, upon the request to the Administrative Agent by any US$ Revolving Credit Lender, the Company will execute and deliver to such US$ Revolving Credit Lender a promissory note of the Company evidencing the US$ Revolving Credit Loans of such US$ Revolving Credit Lender, substantially in the form of Exhibit A-1 with appropriate insertions as to date and principal amount (each, a "US$ Revolving Credit Note"); provided, that the
                               -------------------------    --------
delivery of such US$ Revolving Credit Notes shall not be a condition precedent to the Restatement Effective Date.

          SECTION 2.3.    Procedure for US$ Revolving Credit Borrowing. The
          ------------------------------------------------------------
Company may borrow under the US$ Revolving Credit Commitments during the Revolving Credit Commitment Period on any Business Day, provided that the Company shall give the Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent prior to 10:00 A.M., New York City time and must be promptly confirmed in writing by the Company, (a) three Business Days prior to the requested Borrowing Date, if all or any part of the requested US$ Revolving Credit Loans are to be initially Eurodollar Loans, or
(b) on the requested Borrowing Date, otherwise), specifying in each case (i) the amount to be borrowed, (ii) the requested Borrowing Date, (iii) whether the borrowing is to be of Eurodollar Loans, Base Rate Loans or a combination thereof and (iv) if the borrowing is to be entirely or partly of Eurodollar Loans, the amount of such Type of Loan and the length of the initial Interest Periods therefor. Each borrowing under the US$ Revolving Credit Commitments shall be in an amount equal to (A) in the case of Base Rate Loans, $1,000,000 or a whole multiple of $1,000,000 in excess thereof (or, if the then aggregate Available US$ Revolving Credit Commitments are less than $1,000,000, such lesser amount) and (B) in the case of Eurodollar Loans, $10,000,000 or a whole multiple of $1,000,000 in excess thereof. Upon receipt of any such notice from the Company, the Administrative Agent shall promptly notify each US$ Revolving Credit Lender thereof. Not later than 11:00 A.M., New York City time, on each requested Borrowing Date each US$ Revolving Credit Lender shall make an amount equal to its US$ Revolving Credit Percentage of the principal amount of the US$ Revolving Credit Loans requested to be made on such Borrowing Date available to the Administrative Agent at its New York office specified in Section 15.2 in Dollars and in immediately available funds. The Administrative Agent shall on such date credit the account of the Company on the books of such office with the aggregate of the amounts made available to the Administrative Agent by the US$ Revolving Credit Lenders and in like funds as received by the Administrative Agent.

          SECTION 2.4.    Termination or Reduction of US$ Revolving Credit
          ----------------------------------------------------------------
Commitments. The relevant Borrower shall have the right, upon not less than
-----------
three Business Days' notice to the Administrative Agent, to terminate the US$ Revolving Credit Commitments or, from time to time, to reduce the amount of the US$ Revolving Credit Commitments or the Multicurrency Revolving Credit Commitments; provided that no such termination or reduction of such Revolving
             --------
Credit Commitments shall be permitted if, after giving effect thereto and to any prepayments of the Loans made on the effective date thereof, (i) the aggregate US$ Revolving Extensions of Credit would exceed the Total US$ Revolving Credit Commitments then in effect, (ii) the Aggregate Multicurrency Revolving Credit Exposure would exceed the Total Multicurrency Revolving Credit Commitments then in effect or (iii) any Supplemental Revolving Credit Commitments are outstanding at such time. Any such reduction shall be in an amount equal to $10,000,000 or a whole multiple of $1,000,000 in excess thereof and shall reduce permanently the relevant Revolving Credit Commitments then in effect.

          SECTION 2.5.    Swing Line Commitments. Subject to the terms and
          --------------------------------------
conditions hereof, each Swing Line Lender agrees to make swing line loans (individually, a "Swing Line Loan"; collectively, the "Swing Line Loans") in
                  ---------------                      ----------------
Dollars to the Company under the US$ Revolving Credit Commitments from time to time during the Revolving Credit Commitment Period in an aggregate principal amount at any one time outstanding which, together with the aggregate outstanding principal amount of Swing Line Loans made by all other Swing Line Lenders, does not exceed the amount of the Swing Line Commitment, so long as after giving effect thereto the aggregate amount of the Available US$ Revolving Credit Commitments is greater than or equal to zero. Amounts borrowed by the Company under this Section 2.5 may be repaid and, during the Revolving Credit Commitment Period, reborrowed.

          SECTION 2.6.    Procedure for Swing Line Borrowings; Interest Rate.
          ------------------------------------------------------------------
(a) The Company shall give the relevant Swing Line Lender (with a copy to the Administrative Agent and each other Swing Line Lender) irrevocable notice (which notice must be received by such Swing Line Lender prior to 10:00 A.M., New York City time on the requested Borrowing Date and must be promptly confirmed in writing by the Company) specifying the amount of the requested Swing Line Loan, which shall be in an aggregate principal amount of not less than $5,000,000 or a whole multiple of $100,000 in excess thereof. Before making a Swing Line Loan each Swing Line Lender will confirm with the Administrative Agent that such Swing Line Loan will not exceed the limitations set forth in Section 2.5. The proceeds of the requested Swing Line Loan will be made available by such Swing Line Lender to the Company at the office of the Swing Line Lender by crediting the account of the Company at such office with such proceeds in Dollars.

          (b) All Swing Line Loans shall be either (i) Base Rate Loans bearing interest at the same rate as Revolving Credit Loans which are Base Rate Loans under the US$ Revolving Credit Facility (provided that Swing Line Loans in
                                         --------
respect of which participating interests are purchased by the Supplemental Revolving Credit Lenders pursuant to Section 2.10(b) shall bear interest at the same rate as Revolving Credit Loans which are Base Rate Loans under the Supplemental Revolving Credit Facility) or (ii) bear interest at such rate as shall be agreed from time to time by the Company and the relevant Swing Line Lender. No Swing Line Loan may be converted into a Eurodollar Loan.

          SECTION 2.7.    Repayment of Swing Line Loans; Evidence of Debt. (a)
          ---------------------------------------------------------------
The Company hereby unconditionally promises to pay to each Swing Line Lender the then unpaid principal amount of the Swing Line Loans made by such Swing Line Lender on the Revolving Credit Termination Date and on such other dates and in such other amounts as may be required from time to time pursuant to this Agreement. The Company hereby further agrees to pay interest on the unpaid principal amount of the Swing Line Loans from time to time outstanding until payment thereof in full at the rates per annum, and on the dates, set forth in
Section 7.1.

          (b) Each Swing Line Lender shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of the Company resulting from each Swing Line Loan made by it from time to time, including the amounts of principal and interest payable thereon and paid from time to time under this Agreement.

          (c)  The Administrative Agent shall maintain the Register pursuant to
Section 15.6(d), and a subaccount therein for each Swing Line Lender, in which shall be recorded (i) the date and amount of each Swing Line Loan made hereunder and (ii) the amount of each US$ Revolving Credit Lender's participating interest in Swing Line Loans.

          (d) The entries made in the Register and the accounts of each Swing Line Lender maintained pursuant to this Section 2.7 shall, to the extent permitted by applicable law, be prima facie evidence of the existence and
                                ----- -----
amounts of the obligations of the Company therein recorded; provided, however,
                                                            --------  -------
that the failure of a Swing Line Lender or the Administrative Agent to maintain the Register or any such account, or any error therein, shall not in any manner affect the obligation of the Company to repay (with applicable interest) the Swing Line Loans made to the Company by such Swing Line Lender in accordance with the terms of this Agreement.

          SECTION 2.8.    Refunding of Swing Line Borrowings. Each Swing Line
          --------------------------------------------------
Lender, at any time in its sole and absolute discretion may, on behalf of the Company (which hereby irrevocably directs and authorizes each Swing Line Lender to act on its behalf), request each US$ Revolving Credit Lender (including such Swing Line Lender in its capacity as a US$ Revolving Credit Lender), to make a US$ Revolving Credit Loan (which shall be a Base Rate Loan) in an amount equal to such US$ Revolving Credit Lender's US$ Revolving Credit Percentage of the principal amount of the Swing Line Loans (the "Refunded Swing Line Loans") owing
                                               -------------------------
to such Swing Line Lender and outstanding on the date such notice is given; provided that the provisions of this Section shall not affect the Company's
--------
obligations to repay Swing Line Loans in accordance with the provisions of Sections 2.7 and 7.4(c) and (h). Unless the US$ Revolving Credit Commitments shall have expired or terminated (in which event the procedures of Section 2.9 shall apply), each US$ Revolving Credit Lender will make the proceeds of the US$ Revolving Credit Loan made by it pursuant to the immediately preceding sentence available to the Administrative Agent at the office of the Administrative Agent specified in Section 15.2 prior to 10:00 A.M., New York City time, in funds immediately available on the Business Day next succeeding the date such notice is given. The proceeds of such US$ Revolving Credit Loans shall be immediately made available by the Administrative Agent to the relevant Swing Line Lender for application to the payment in full of the Refunded Swing Line Loans. Upon any request by a Swing Line Lender to the US$ Revolving Credit Lenders pursuant to this Section 2.8, the Administrative Agent shall promptly give notice to the Company of such request.

          SECTION 2.9.    Participating Interests. (a) If the US$ Revolving
          ---------------------------------------
Credit Commitments shall expire or terminate at any time while Swing Line Loans are outstanding and owing to any Swing Line Lender, at the request of such Swing Line Lender in its sole discretion, either (i) each US$ Revolving Credit Lender (including such Swing Line Lender in its capacity as a US$ Revolving Credit Lender) shall, notwithstanding the expiration or termination of the US$ Revolving Credit Commitments, make a US$ Revolving Credit Loan (which shall be a Base Rate Loan) or (ii) each US$ Revolving Credit Lender (other than such Swing Line Lender in its capacity as a US$ Revolving Credit Lender) shall purchase an undivided participating interest in the Swing Line Loans of such Swing Line Lender, in either case in an amount equal to such US$ Revolving Credit Lender's US$ Revolving Credit Percentage (determined on the date of, and immediately prior to, expiration or termination of the US$ Revolving Credit Commitments) of the aggregate principal amount of, and accrued and unpaid interest on, such Swing Line Loans. Each US$ Revolving Credit Lender will make the proceeds of any US$ Revolving Credit Loan made by it pursuant to the immediately preceding sentence available to the Administrative Agent for the account of such Swing Line Lender at the office of the Administrative Agent specified in Section 15.2 prior to 10:00 A.M., New York City time, in funds immediately available on the Business Day next succeeding the date of the request by such Swing Line Lender. The proceeds of such US$ Revolving Credit Loans shall be immediately applied to repay the Swing Line Loans owing to such Swing Line Lender and outstanding on the date of termination or expiration of the US$ Revolving Credit Commitments. In the event that any of the US$ Revolving Credit Lenders purchase undivided participating interests pursuant to the first sentence of this Section 2.9(a), each US$ Revolving Credit Lender shall immediately transfer to the relevant Swing Line Lender, in immediately available funds, the amount of its participation in such Swing Line Loans of Swing Line Lender and upon receipt thereof the Swing Line Lender will deliver to any such US$ Revolving Credit Lender that so requests a confirmation of such US$ Revolving Credit Lender's undivided participating interest in the Swing Line Loans of such Swing Line Lender dated the date of receipt of such funds and in such amount.

          (b) Whenever, at any time after a Swing Line Lender has received payment from any US$ Revolving Credit Lender in respect of such US$ Revolving Credit Lender's participating interest in a Swing Line Loan of such Swing Line Lender, such Swing Line Lender receives any payment on account thereof, such Swing Line Lender will distribute to such US$ Revolving Credit Lender its participating interest in such amount; provided, however, that in the event that
                                       --------  -------
any such payment received by such Swing Line Lender is required to be returned, such US$ Revolving Credit Lender will return to such the Swing Line Lender any portion thereof previously distributed by such Swing Line Lender to it.

SECTION 2.10.    Special Procedures Applicable During Six-Month Period Following
--------------------------------------------------------------------------------
Restatement Effective Date. Notwithstanding any other provision of this
--------------------------
Agreement, during the six-month period following the Restatement Effective Date, the following shall be applicable to all Swing Line Loans:

          (a) Any request by a Swing Line Lender, pursuant to Section 2.8, for the refunding of Swing Line Loans with the proceeds of Revolving Credit Loans shall be deemed to be a request for such Swing Line Loans to be refunded with the proceeds of (i) Supplemental Revolving Credit Loans in an aggregate principal amount equal to the lesser of (A) the principal amount of such Swing Line Loans and (B) the aggregate amount of the Available Supplemental Revolving Credit Commitments and (ii) US$ Revolving Credit Loans in an aggregate principal amount equal to the excess, if any, of the amount described in clause (i)(A) of this sentence over the amount described in clause (i)(B) of this sentence; and the procedures set forth in Section 2.8 applicable to US$ Revolving Credit Loans shall be applicable, mutatis mutandis, to such Supplemental Revolving Credit
                     ------- --------
Loans as if such procedures were stated to be applicable to Supplemental Revolving Credit Loans.

          (b) If the Supplemental Revolving Credit Commitments terminate pursuant to Article XIII while any Swing Line Loans are outstanding, the Supplemental Revolving Credit Lenders shall purchase from the Swing Line Lenders participating interests in outstanding Swing Line Loans in an aggregate principal amount equal to the lesser of (i) the aggregate outstanding principal amount of the Swing Line Loans and (ii) the aggregate amount of the Available Supplemental Revolving Credit Commitments (determined immediately prior to the termination of the Supplemental Revolving Credit Commitments pursuant to Article
XIII); and the procedures set forth in Section 2.9
     applicable to participating interests purchased by US$ Revolving Credit Lenders shall be applicable, mutatis mutandis, to such participating
                                  ------- --------
     interests purchased by Supplemental Revolving Credit Lenders as if such procedures were stated to be applicable to such participating interests.

               ARTICLE III  AMOUNT AND TERMS OF TERM LOANS
                            ------------------------------

          SECTION 3.1.    Term Loans and Term Loan Commitments. (a) Pursuant to
          ----------------------------------------------------
the terms and conditions of the Existing Credit Agreement, (i) each Tranche A Term Loan Lender made a term loan ("Tranche A Term Loans") to the Company and
                                    --------------------
(ii) each Tranche B Term Loan Lender made term loans ("Tranche B Term Loans") to
                                                       --------------------
the Company. On the date of this Agreement, the aggregate outstanding principal amount of Tranche A Term Loans is $360,000,000, and the aggregate outstanding principal amount of Tranche B Term Loans is $346,000,000. From and after the Restatement Effective Date, such Term Loans shall be outstanding under this Agreement and shall be governed by the terms hereof. The Tranche A Term Loans and the Tranche B Term Loans may from time to time be Eurodollar Loans or Base Rate Loans, as determined by the Company and notified to the Administrative Agent in accordance with Section 7.2.

          (b) Subject to the terms and conditions hereof, each Tranche C Term Loan Lender severally agrees to make a term loan ("Tranche C Term Loans") to the
                                                   --------------------
Company in an aggregate principal amount not to exceed the amount of the Tranche C Term Loan Commitment of such Lender. The Tranche C Term Loans shall be made in a single drawing on the Restatement Effective Date. The Tranche C Term Loans may from time to time be Eurodollar Loans or Base Rate Loans, as determined by the Company and notified to the Administrative Agent in accordance with Sections 3.3 and 7.2.

          SECTION 3.2.    Repayment of Term Loans; Evidence of Debt. (a) The
          ---------------------------------------------------------
Tranche A Term Loan of each Tranche A Term Loan Lender shall mature in 17 consecutive quarterly installments, commencing on February 24, 2000, each of which shall be in an amount equal to such Lender's Tranche A Term Loan Percentage multiplied by the amount set forth below opposite such installment:





             Installment                          Principal Amount
             -----------------                    ----------------
             February 24, 2000                    $10,000,000
             May 24, 2000                         $10,000,000
             August 24, 2000                      $10,000,000
             November 24, 2000                    $10,000,000
             February 24, 2001                    $10,000,000
             May 24, 2001                         $25,000,000
             August 24, 2001                      $25,000,000
             November 24, 2001                    $25,000,000
             February 24, 2002                    $25,000,000
             May 24, 2002                         $25,000,000
             August 24, 2002                      $25,000,000
             November 24, 2002                    $25,000,000
             February 24, 2003                    $25,000,000

             May 24, 2003                         $35,000,000
             August 24, 2003                      $35,000,000
             November 24, 2003                    $35,000,000
             February 24, 2004                    $45,000,000



          The first four installments listed above were paid prior to the date of this Agreement.

          (b) The Tranche B Term Loan of each Tranche B Term Loan Lender shall mature in 21 consecutive quarterly installments, commencing on February 24, 2000, each of which shall be in an amount equal to such Lender's Tranche B Term Loan Percentage multiplied by the amount set forth below opposite such installment:


             Installment                          Principal Amount
             -----------                          ----------------
             February 24, 2000                    $  1,000,000
             May 24, 2000                         $  1,000,000
             August 24, 2000                      $  1,000,000
             November 24, 2000                    $  1,000,000
             February 24, 2001                    $  1,000,000
             May 24, 2001                         $  1,000,000
             August 24, 2001                      $  1,000,000
             November 24, 2001                    $  1,000,000
             February 24, 2002                    $  1,000,000
             May 24, 2002                         $  1,000,000
             August 24, 2002                      $  1,000,000
             November 24, 2002                    $  1,000,000
             February 24, 2003                    $  1,000,000
             May 24, 2003                         $  1,000,000
             August 24, 2003                      $  1,000,000
             November 24, 2003                    $  1,000,000
             February 24, 2004                    $  1,000,000
             May 24, 2004                         $ 50,000,000
             August 24, 2004                      $ 50,000,000
             November 24, 2004                    $ 50,000,000
             February 24, 2005                    $183,000,000


          The first four installments listed above were paid prior to the date of this Agreement.

          (c) The Tranche C Term Loan of each Tranche C Term Loan Lender shall mature in 13 consecutive quarterly installments, commencing on February 24, 2001, each of which shall be in an amount equal to such Lender's Tranche C Term Loan Percentage multiplied by the amount set forth below opposite such installment:


             Installment                          Principal Amount
             -----------                          ----------------
             February 24, 2001                    $  1,500,000
             May 24, 2001                         $  1,500,000

             August 24, 2001                      $  1,500,000
             November 24, 2001                    $  1,500,000
             February 24, 2002                    $  1,500,000
             May 24, 2002                         $  1,500,000
             August 24, 2002                      $  1,500,000
             November 24, 2002                    $  1,500,000
             February 24, 2003                    $  1,500,000
             May 24, 2003                         $  1,500,000
             August 24, 2003                      $  1,500,000
             November 24, 2003                    $  1,500,000
             February 24, 2004                    $132,000,000



          (d) The Company hereby unconditionally promises to pay to the Administrative Agent for the account of the appropriate Term Loan Lender the principal amount of each Term Loan of such Term Loan Lender in installments according to the amortization schedule set forth in paragraphs (a), (b) or (c) above, as applicable (or on such earlier date on which the Loans become due and payable pursuant to Article XIII). The Company hereby further agrees to pay interest on the unpaid principal amount of the Term Loans from time to time outstanding from the date hereof until payment in full thereof at the rates per annum, and on the dates, set forth in Section 7.1.

          (e) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of the Company to such Lender resulting from each Term Loan of such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time in respect of such Term Loans under this Agreement.

          (f) The Administrative Agent, on behalf of the Company, shall maintain the Register pursuant to Section 15.6(d), and a subaccount therein for each Lender, in which shall be recorded (i) the amount of each Term Loan made hereunder and any Note evidencing such Term Loan, the Type thereof and each Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Company to each Lender hereunder and (iii) both the amount of any sum received by the Administrative Agent hereunder from the Company and each Lender's share thereof.

          (g) The entries made in the Register and the accounts of each Lender maintained pursuant to Section 3.2(e) shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the
                   ----- -----
obligations of the Company therein recorded; provided, however, that the failure
                                             --------  -------
of any Lender or the Administrative Agent to maintain the Register or any such account, or any error therein, shall not in any manner affect the obligation of the Company to repay (with applicable interest) the Term Loans by such Lender in accordance with the terms of this Agreement.

          (h) The Company agrees that, upon the request to the Administrative Agent by any Lender, the Company will execute and deliver to such Lender a promissory note of the Company evidencing any Term Loans of such Lender, substantially in the form of Exhibit A-2, with appropriate insertions as to date and principal amount (each, a "Term Note"); provided, that
                               ---------    --------
the delivery of such Term Notes shall not be a condition precedent to the Restatement Effective Date.

          SECTION 3.3.   Procedure for Tranche C Term Loan Borrowing.  The
          ----------------------------------------------------------
Company may borrow the Tranche C Term Loans on the Restatement Effective Date, provided that the Company shall give the Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent prior to 10:00 A.M., New York City time, (a) three Business Days prior to the Restatement Effective Date, if all or any part of the requested Tranche C Term Loans are to be initially Eurodollar Loans, or (b) one Business Day prior to the Restatement Effective Date, otherwise), specifying in each case (i) the amount to be borrowed, (ii) the requested Restatement Effective Date, (iii) whether the borrowing is to be of Eurodollar Loans, Base Rate Loans or a combination thereof and (iv) if the borrowing is to be entirely or partly of Eurodollar Loans, the amount of such Type of Loan and the length of the initial Interest Periods therefor. Upon receipt of any such notice from the Company, the Administrative Agent shall promptly notify each Tranche C Term Loan Lender thereof. Not later than 11:00 A.M., New York City time, on the Restatement Effective Date each Tranche C Term Loan Lender shall make the amount of the Tranche C Term Loans to be made by it on such Borrowing Date available to the Administrative Agent at its New York office specified in Section 15.2 in Dollars and in immediately available funds. The Administrative Agent shall on such date credit the account of the Company on the books of such office with the aggregate of the amounts made available to the Administrative Agent by the Tranche C Term Loan Lenders and in like funds as received by the Administrative Agent.

  ARTICLE IV  AMOUNT AND TERMS OF MULTICURRENCY REVOLVING CREDIT COMMITMENTS
              --------------------------------------------------------------

          SECTION 4.1.  Multicurrency Revolving Credit Commitments.  (a)  Each
          --------------------------------------------------------
Multicurrency Revolving Credit Lender severally agrees, in consideration of the Collateral to be granted as provided herein and subject to the terms and conditions hereof, to make revolving credit loans (the "Multicurrency Revolving
                                                        -----------------------
Credit Loans") to any Borrower, at any time and from time to time on and after
------------
the date hereof and until the earlier of the Revolving Credit Termination Date and the termination of the Multicurrency Revolving Credit Commitment of such Lender in accordance with the terms hereof, in Dollars or in any Available Foreign Currency, in an aggregate principal amount at any time outstanding that will not result in (i) such Lender's Multicurrency Revolving Credit Exposure at such time exceeding its Multicurrency Revolving Credit Commitment or (ii) the amount of Multicurrency Revolving Credit Loans denominated in any such Available Foreign Currency exceeding the Currency Sublimit applicable to such Available Foreign Currency.

          (b) Each Multicurrency Revolving Credit Lender shall make each Multicurrency Revolving Credit Loan to be made by it hereunder on the proposed date thereof by wire transfer to such account as the Administrative Agent may designate in immediately available funds not later than 11:00 a.m., London time, and the Administrative Agent shall credit the amounts so received to an account designated by the relevant Borrower in the applicable borrowing request.

          (c) The Administrative Agent shall notify the Company and the Multicurrency Revolving Credit Lenders of the amount of the Aggregate Multicurrency Revolving Credit Exposure, promptly following each Calculation Date.

          (d) Each Borrower which has borrowed Multicurrency Revolving Credit Loans shall repay all such Loans made to it in the currency in which such Loans were made on the Revolving Credit Termination Date.

          SECTION 4.2.  Procedure for Multicurrency Revolving Credit Borrowing.
          --------------------------------------------------------------------
In order to request a Multicurrency Revolving Credit Loan, the relevant Borrower shall hand deliver or telecopy to the Administrative Agent a duly completed borrowing request, not later than 12:00 (noon), London time, three Business Days (or, in the case of a borrowing denominated in Australian Dollars, four Business
Days) before such proposed borrowing. Each borrowing request shall be irrevocable. The Administrative Agent shall promptly advise the applicable Lenders of any notice given pursuant to this Section 4.2 and of each Lender's portion of the requested borrowing and the Spot Exchange Rate utilized. Each borrowing under the Multicurrency Revolving Credit Commitments shall be in a minimum amount in Dollars equal to, or an amount in an Available Foreign Currency of which the Dollar Equivalent is $10,000,000 or a whole multiple of $1,000,000 in excess thereof (or, if the Dollar Equivalent of the then aggregate Available Multicurrency Revolving Credit Commitments is less than $10,000,000, such lesser amount) as rounded upwards to the nearest 100,000 units in the relevant Available Foreign Currency.

          SECTION 4.3.  Spot Exchange Rate Calculations.  (a)  Not later than
          ---------------------------------------------
2:00 p.m., London time, on each Calculation Date, the Administrative Agent shall
(A) determine the Spot Exchange Rate as of such Calculation Date with respect to each of the Available Foreign Currencies in which Multicurrency Revolving Credit Loans are then outstanding and (B) give notice thereof to the Company and the Multicurrency Revolving Credit Lenders.

          (b) The Spot Exchange Rates determined pursuant to Section 4.3(a) shall become effective on the second Business Day immediately following the relevant Calculation Date (a "Reset Date") and shall remain effective until the
                              ----------
next succeeding Reset Date.

          (c) Not later than 2:00 p.m., London time, on the Business Day immediately following the delivery of any notice in connection with the repayment of Multicurrency Revolving Credit Loans, the Administrative Agent shall (A) determine as of such date the Assigned Dollar Value, based on the Spot Exchange Rate then in effect, of each Multicurrency Revolving Credit Loan then outstanding (after giving effect to any Multicurrency Revolving Credit Loan repaid in connection therewith) and (B) notify the Company and the Multicurrency Revolving Credit Lenders of the results of such determination.

          SECTION 4.4.  Commitment Reallocations.  (a)  The Borrowers may, from
          --------------------------------------
time to time, but not more than once per calendar quarter (unless otherwise agreed by each Multicurrency Revolving Credit Lender), from and after the Restatement Effective Date until the earlier of the Revolving Credit Termination Date and the termination of the Multicurrency Revolving Credit Commitments, upon giving an irrevocable joint written notice substantially in the form of Exhibit L (each, a "Reallocation Notice") to the Administrative Agent at least ten
            -------------------
Business Days prior to the beginning of the next following calendar quarter, temporarily reduce, in whole or in part, or increase, the Multicurrency Revolving Credit Commitments. Any reductions or increases in the Multicurrency Revolving Credit Commitments or the Additional US$ Revolving Credit Commitments (as defined below) shall take effect on the first day of the next following calendar quarter. Each reduction or increase in the Multicurrency Revolving Credit Commitments shall result in an automatic corresponding increase or reduction in the

Additional US$ Revolving Credit Commitments; provided that the Total Multicurrency Revolving Credit Commitments shall not, at any time, (i) be reduced to an amount that is less than the Dollar Equivalent of the aggregate Multicurrency Revolving Credit Loans outstanding at such time or (ii) exceed $125,000,000. The Revolving Credit Commitments from time to time resulting from a reallocation of Multicurrency Revolving Credit Commitments pursuant to this
Section 4.4 at any time are the "Additional US$ Revolving Credit Commitments". Any amount of the Multicurrency Revolving Credit Commitments reallocated under this Section 4.4 as Additional US$ Revolving Credit Commitments will only be available to the Company until such amounts are reallocated back to the Multicurrency Revolving Credit Commitments in accordance with the terms and conditions of this Section 4.4.

          The ability of the Borrowers to reallocate the relevant Revolving Credit Commitments in accordance with this Section 4.4 shall be subject to the conditions that (A) the representations and warranties set forth in each Loan Document shall be true and correct in all material respects on and as of the date of such reallocation with the same effect as though made on and as of such date, except to the extent that such representations and warranties expressly relate to an earlier date and (B) at the time of and immediately following such reallocation, no Event of Default or Default shall have occurred and be continuing. Each Reallocation Notice shall specify the amount (expressed in Dollars) of any reduction or increase in the Multicurrency Revolving Credit Commitments and the corresponding increase or reduction in the Additional US$ Revolving Credit Commitments. Each reallocation requested under this Section
4.4 shall be in a minimum aggregate principal amount of $50,000,000 (or, if less, the remaining amount of the relevant Revolving Credit Commitments) and in integral multiples of $5,000,000 in excess thereof. Each reduction or increase in the Multicurrency Revolving Credit Commitments under this Section 4.4 shall be made ratably among the Multicurrency Revolving Credit Lenders based on their respective Multicurrency Revolving Credit Commitments. Each reduction or increase in the Additional US$ Revolving Credit Commitments under this Section
4.4 shall be made ratably among the Multicurrency Revolving Credit Lenders based on their respective Multicurrency Revolving Credit Commitments. The Administrative Agent shall promptly after receiving a Reallocation Notice notify each Multicurrency Revolving Credit Lender of the amount of its Multicurrency Revolving Credit Commitment or Additional US$ Revolving Credit Commitment, as the case may be, to be reallocated and the date of such reallocation.

          (b) The Additional US$ Revolving Credit Commitments shall be available to the Company on the same terms (except as provided in this paragraph
(b)), mutatis mutandis, as the US$ Revolving Credit Commitments. Without
      ------- --------
limiting the generality of the foregoing, (i) the Company may borrow for its account under the Additional US$ Revolving Credit Commitments to the same extent as it may utilize the US$ Revolving Credit Commitments (subject to the same interest rate options, minimum borrowing and repayment amounts and maturities), provided that the aggregate principal amount of Additional US$ Revolving Credit
--------
Loans shall not exceed the aggregate Additional US$ Revolving Credit Commitments, (ii) Swing Line Loans are not available under the Additional US$ Revolving Credit Commitments, and (iii) the Multicurrency Revolving Credit Lenders shall be entitled to the same rights (including acceleration rights) and subject to the same obligations with respect to the Additional US$ Revolving Credit Commitments as are the US$ Revolving Credit Lenders with respect to the US$ Revolving Credit Commitments.

          SECTION 4.5.  Redenomination and Alternative Currencies.  Each
          -------------------------------------------------------
obligation under this Agreement of a party to this Agreement which has been denominated in the national currency unit of a Subsequent Participant state shall be redenominated into the euro unit in accordance with EMU legislation immediately upon such Subsequent Participant becoming a Participating Member State (but otherwise in accordance with EMU Legislation).


   ARTICLE V  AMOUNT AND TERMS OF SUPPLEMENTAL REVOLVING CREDIT COMMITMENTS
              -------------------------------------------------------------

          SECTION 5.1.  Supplemental Revolving Credit Commitments.  (a)  Subject
          -------------------------------------------------------
to the terms and conditions hereof, each Supplemental Revolving Credit Lender severally agrees to make revolving credit loans in Dollars ("Supplemental
                                                             ------------
Revolving Credit Loans") to the Company from time to time during the Revolving
----------------------
Credit Commitment Period in an aggregate principal amount at any one time outstanding which, when added to such Lender's Supplemental Revolving Credit Percentage of the Supplemental L/C Obligations then outstanding, does not exceed the amount of such Lender's Supplemental Revolving Credit Commitment. During the Revolving Credit Commitment Period the Company may use the Supplemental Revolving Credit Commitments by borrowing, prepaying the Supplemental Revolving Credit Loans in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof.

          (b)  The Supplemental Revolving Credit Loans may from time to time be
(i) Eurodollar Loans, (ii) Base Rate Loans or (iii) a combination thereof, as determined by the Company and notified to the Administrative Agent in accordance with Sections 5.3 and 7.2, provided that no Supplemental Revolving Credit Loan
                           --------
shall be made as a Eurodollar Loan after the day that is one month prior to the Revolving Credit Termination Date.

          SECTION 5.2.   Repayment of Supplemental Revolving Credit Loans;
          ----------------------------------------------------------------
Evidence of Debt.  (a)  The Company hereby unconditionally promises to pay to
----------------
the Administrative Agent for the account of each Supplemental Revolving Credit Lender the then unpaid principal amount of each Supplemental Revolving Credit Loan of such Supplemental Revolving Credit Lender on the Revolving Credit Termination Date and on such other dates and in such other amounts as may be required from time to time pursuant to this Agreement. The Company hereby further agrees to pay interest on the unpaid principal amount of the Supplemental Revolving Credit Loans from time to time outstanding until payment thereof in full at the rates per annum, and on the dates, set forth in Section 7.1.

          (b) Each Supplemental Revolving Credit Lender shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of the Company to such Supplemental Revolving Credit Lender resulting from each Supplemental Revolving Credit Loan of such Supplemental Revolving Credit Lender from time to time, including the amounts of principal and interest payable thereon and paid to such Supplemental Revolving Credit Lender from time to time under this Agreement.

          (c)  The Administrative Agent shall maintain the Register pursuant to
Section 15.6(d), and a subaccount therein for each Supplemental Revolving Credit Lender, in which Register and subaccounts shall be recorded (i) the amount of each Supplemental Revolving Credit Loan made hereunder, the Type thereof and each Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Company to each Supplemental Revolving Credit Lender hereunder in respect of the Supplemental Revolving Credit Loans and (iii) both the amount of any sum received by the

Administrative Agent hereunder from the Company in respect of the Supplemental Revolving Credit Loans and each Supplemental Revolving Credit Lender's share thereof.

          (d) The entries made in the Register and the accounts of each Supplemental Revolving Credit Lender maintained pursuant to Section 5.2(b) shall, to the extent permitted by applicable law, be prima facie evidence of the
                                                     -----------
existence and amounts of the obligations of the Company therein recorded; provided, however, that the failure of any Supplemental Revolving Credit Lender
--------  -------
or the Administrative Agent to maintain the Register or any such account, or any error therein, shall not in any manner affect the obligation of the Company to repay (with applicable interest) the Supplemental Revolving Credit Loans made to the Company by such Supplemental Revolving Credit Lender in accordance with the terms of this Agreement.

          (e) The Company agrees that, upon the request to the Administrative Agent by any Supplemental Revolving Credit Lender, the Company will execute and deliver to such Supplemental Revolving Credit Lender a promissory note of the Company evidencing the Supplemental Revolving Credit Loans of such Supplemental Revolving Credit Lender, substantially in the form of Exhibit A-3 with appropriate insertions as to date and principal amount (each, a "Supplemental
                                                                 ------------
Revolving Credit Note"); provided, that the delivery of such Supplemental
---------------------
Revolving Credit Notes shall not be a condition precedent to the Restatement Effective Date.

          SECTION 5.3.  Procedure for Supplemental Revolving Credit Borrowing.
          -------------------------------------------------------------------
The Company may borrow under the Supplemental Revolving Credit Commitments during the Revolving Credit Commitment Period on any Business Day, provided that the Company shall give the Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent prior to 10:00 A.M., New York City time and must be promptly confirmed in writing by the Company, (a) three Business Days prior to the requested Borrowing Date, if all or any part of the requested Supplemental Revolving Credit Loans are to be initially Eurodollar Loans, or (b) on the requested Borrowing Date, otherwise), specifying in each case (i) the amount to be borrowed, (ii) the requested Borrowing Date, (iii) whether the borrowing is to be of Eurodollar Loans, Base Rate Loans or a combination thereof and (iv) if the borrowing is to be entirely or partly of Eurodollar Loans, the amount of such Type of Loan and the length of the initial Interest Periods therefor. Each borrowing under the Supplemental Revolving Credit Commitments shall be in an amount equal to (A) in the case of Base Rate Loans, $1,000,000 or a whole multiple of $1,000,000 in excess thereof (or, if the then aggregate Available Supplemental Revolving Credit Commitments are less than $1,000,000, such lesser amount) and (B) in the case of Eurodollar Loans, $10,000,000 or a whole multiple of $1,000,000 in excess thereof. Upon receipt of any such notice from the Company, the Administrative Agent shall promptly notify each Supplemental Revolving Credit Lender thereof. Not later than 11:00 A.M., New York City time, on each requested Borrowing Date each Supplemental Revolving Credit Lender shall make an amount equal to its Supplemental Revolving Credit Percentage of the principal amount of the Supplemental Revolving Credit Loans requested to be made on such Borrowing Date available to the Administrative Agent at its New York office specified in Section 15.2 in Dollars and in immediately available funds. The Administrative Agent shall on such date credit the account of the Company on the books of such office with the aggregate of the amounts made available to the Administrative Agent by the Supplemental Revolving Credit Lenders and in like funds as received by the Administrative Agent.

          SECTION 5.4.  Termination or Reduction of Supplemental Revolving
          ----------------------------------------------------------------
Credit Commitments.  The Company shall have the right, upon not less than three
------------------
Business Days' notice to the Administrative Agent, to terminate the Supplemental Revolving Credit Commitments or, from time to time, to reduce the amount of the Supplemental Revolving Credit Commitments; provided that no such termination or
                                           --------
reduction of such Supplemental Revolving Credit Commitments shall be permitted if, after giving effect thereto and to any prepayments of the Loans made on the effective date thereof, the aggregate Supplemental Revolving Extensions of Credit would exceed the Total Supplemental Revolving Credit Commitments then in effect; and provided, further, that (i) no optional reduction of the
            --------  -------
Supplemental Revolving Credit Commitments shall be permitted at any time prior to the date which is six months after the Restatement Effective Date if any other Commitments or Loans (other than Supplemental Revolving Credit Loans) are outstanding on the date of the proposed optional reduction and (ii) any optional reduction of the Supplemental Revolving Credit Commitments shall be accompanied by a ratable prepayment of the Tranche C Term Loans, and vice versa. Any such
                                                         ---- -----
reduction shall be in an amount equal to $10,000,000 or a whole multiple of $1,000,000 in excess thereof and shall reduce permanently the Supplemental Revolving Credit Commitments then in effect.


                         ARTICLE VI  LETTERS OF CREDIT
                                     -----------------

          SECTION 6.1.  L/C Commitment.  (a)  Prior to the date hereof, certain
          ----------------------------
Lenders (or Affiliates thereof) issued the letters of credit described on
Schedule VIII for the account of the Company or its Subsidiary specified in
Schedule VIII (the "Existing Letters of Credit"). Subject to the terms and
                    --------------------------
conditions hereof, each Issuing Lender, in reliance on the agreements of the other Revolving Credit Lenders set forth in Section 6.4(a), agrees to issue letters of credit under the US$ Revolving Credit Facility ("US$ Letters of
                                                            --------------
Credit", which term shall include the Existing Letters of Credit) and the
------
Supplemental Revolving Credit Facility ("Supplemental Letters of Credit") for
                                         ------------------------------
the account of the Company or for the account of the Company and any L/C Subsidiary, jointly and severally, on any Business Day during the Revolving Credit Commitment Period in such form as may be approved from time to time by the relevant Issuing Lender; provided that no Issuing Lender shall have an
                             --------
obligation to issue any Letter of Credit if, after giving effect to such issuance, (i) the L/C Obligations would exceed the L/C Commitment or (ii) (A) if such Letter of Credit is a US$ Letter of Credit, the aggregate amount of the Available US$ Revolving Credit Commitments would be less than zero or (B) if such Letter of Credit is a Supplemental Letter of Credit, the aggregate amount of the Available Supplemental Revolving Credit Commitments would be less than zero. Before issuing a Letter of Credit each Issuing Lender will confirm with the Administrative Agent that such Letter of Credit will not exceed the limitations set forth in the preceding sentence. Each Letter of Credit shall (i) be denominated in Dollars or any Available Foreign Currency, (ii) have a face amount of at least $100,000 (or the Dollar Equivalent thereof) (unless otherwise agreed by the relevant Issuing Lender) and (iii) expire no later than the earlier of (x) the first anniversary of its date of issuance and (y) the date that is five Business Days prior to the Revolving Credit Termination Date, provided that any Letter of Credit with a one-year term may provide for the renewal thereof for additional one-year periods (which shall in no event extend beyond the date referred to in clause (y) above). On or prior to the Restatement Effective Date, the Company shall provide copies to the Administrative Agent of each Existing Letter of Credit.

          (b) No Issuing Lender shall at any time be obligated to issue any Letter of Credit if such issuance would conflict with, or cause such Issuing Lender or any L/C Participant to exceed any limits imposed by, any applicable Requirement of Law.

          SECTION 6.2.  Procedure for Issuance of Letter of Credit.  The Company
          --------------------------------------------------------
may from time to time request that an Issuing Lender issue a Letter of Credit for the account of the Company or for the account of the Company and an L/C Subsidiary, jointly and severally, by delivering to the Issuing Lender (with a copy to the Administrative Agent) at its address for notices specified herein or as separately notified to the Company by such Issuing Lender an Application therefor, completed to the satisfaction of the relevant Issuing Lender, and such other certificates, documents and other papers and information as such Issuing Lender may request; and in such request the Company shall specify whether the requested Letter of Credit is to be a US$ Letter of Credit or Supplemental Letter of Credit (subject to the requirements of Section 9.2(d)). Upon receipt of any Application, the relevant Issuing Lender will process such Application and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and shall promptly issue the Letter of Credit requested thereby (but in no event shall any Issuing Lender be required to issue any Letter of Credit earlier than three Business Days after its receipt of the Application therefor and all such other certificates, documents and other papers and information relating thereto) by issuing the original of such Letter of Credit to the beneficiary thereof or as otherwise may be agreed to by the relevant Issuing Lender and the Company. The relevant Issuing Lender shall furnish a copy of such Letter of Credit to the Company and, if relevant, the L/C Subsidiary, promptly following the issuance thereof. Such Issuing Lender shall promptly furnish to the Administrative Agent, which shall in turn promptly furnish to the Lenders, notice of the issuance of each Letter of Credit (including the amount thereof).

          SECTION 6.3.  Fees and Other Charges.  (a)  The Company and, if
          ------------------------------------
relevant, the L/C Subsidiary, jointly and severally, will pay a fee on all outstanding US$ Letters of Credit at a per annum rate equal to the Applicable Margin then in effect with respect to Eurodollar Loans under the US$ Revolving Credit Facility, shared ratably among the US$ Revolving Credit Lenders and payable quarterly in arrears on each L/C Fee Payment Date after the issuance date. The Company and, if relevant, the L/C Subsidiary, jointly and severally, will pay a fee on all outstanding Supplemental Letters of Credit at a per annum rate equal to the Applicable Margin then in effect with respect to Eurodollar Loans under the Supplemental Revolving Credit Facility, shared ratably among the Supplemental Revolving Credit Lenders and payable quarterly in arrears on each L/C Fee Payment Date after the issuance date. In addition, the Company and, if relevant, the L/C Subsidiary, jointly and severally, shall pay to the relevant Issuing Lender for its own account a fronting fee in an amount to be agreed by the Company and the relevant Issuing Lender on the undrawn and unexpired amount of each Letter of Credit, payable quarterly in arrears on each L/C Fee Payment Date after the issuance date.

          (b) In addition to the foregoing fees, the Company and, if relevant, the L/C Subsidiary, jointly and severally, shall pay or reimburse each Issuing Lender for such normal and customary costs and expenses as are incurred or charged by such Issuing Lender in issuing, negotiating, effecting payment under, amending or otherwise administering any Letter of Credit.

          SECTION 6.4.  L/C Participations.  (a)  Each Issuing Lender
          --------------------------------
irrevocably agrees to grant and hereby grants to each US$ L/C Participant, and, to induce such Issuing Lender to issue US$ Letters of Credit, each US$ L/C Participant irrevocably agrees to accept and purchase and hereby accepts and purchases from such Issuing Lender, on the terms and conditions set forth below, for such US$ L/C Participant's own account and risk an undivided interest equal to such US$ L/C Participant's US$ Revolving Credit Percentage in such Issuing Lender's obligations and rights under and in respect of each US$ Letter of Credit and the amount of each draft paid by such Issuing Lender thereunder. Each US$ L/C Participant unconditionally and irrevocably agrees with each Issuing Lender that, if a draft is paid under any US$ Letter of Credit for which such Issuing Lender is not reimbursed in full by the Company and/or any relevant L/C Subsidiary in accordance with the terms of this Agreement, such US$ L/C Participant shall pay to such Issuing Lender upon demand at such Issuing Lender's address for notices specified herein or as separately notified to the US$ L/C Participants by such Issuing Lender an amount equal to such US$ L/C Participant's US$ Revolving Credit Percentage of the amount of such draft, or any part thereof, that is not so reimbursed. Each Issuing Lender irrevocably agrees to grant and hereby grants to each Supplemental L/C Participant, and, to induce such Issuing Lender to issue Supplemental Letters of Credit, each Supplemental L/C Participant irrevocably agrees to accept and purchase and hereby accepts and purchases from such Issuing Lender, on the terms and conditions set forth below, for such Supplemental L/C Participant's own account and risk an undivided interest equal to such Supplemental L/C Participant's Supplemental Revolving Credit Percentage in such Issuing Lender's obligations and rights under and in respect of each Supplemental Letter of Credit and the amount of each draft paid by such Issuing Lender thereunder. Each Supplemental L/C Participant unconditionally and irrevocably agrees with each Issuing Lender that, if a draft is paid under any Supplemental Letter of Credit for which such Issuing Lender is not reimbursed in full by the Company and/or any relevant L/C Subsidiary in accordance with the terms of this Agreement, such Supplemental L/C Participant shall pay to such Issuing Lender upon demand at such Issuing Lender's address for notices specified herein or as separately notified to the Supplemental L/C Participants by such Issuing Lender an amount equal to such Supplemental L/C Participant's Supplemental Revolving Credit Percentage of the amount of such draft, or any part thereof, that is not so reimbursed.

          (b) If any amount required to be paid by any L/C Participant to any Issuing Lender pursuant to Section 6.4(a) in respect of any unreimbursed portion of any payment made by any Issuing Lender under any Letter of Credit is not paid to the relevant Issuing Lender within three Business Days after the date such payment is due, such L/C Participant shall pay to such Issuing Lender on demand an amount equal to the product of (i) such amount, times (ii) the daily average Federal Funds Effective Rate during the period from and including the date such payment is required to the date on which such payment is immediately available to such Issuing Lender, times (iii) a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is
360. If any such amount required to be paid by any L/C Participant pursuant to
Section 6.4(a) is not made available to the relevant Issuing Lender by such L/C Participant within three Business Days after the date such payment is due, such Issuing Lender shall be entitled to recover from such L/C Participant, on demand, such amount with interest thereon calculated from such due date at the rate per annum applicable to Base Rate Loans under the US$ Revolving Credit Facility, in the case of US$ Letters of Credit, or under the Supplemental Revolving Credit Facility, in the case of Supplemental Letters of Credit. A certificate of the relevant Issuing Lender submitted to any L/C Participant with respect to any amounts owing under this Section shall be conclusive in the absence of manifest error.

          (c) Whenever, at any time after any Issuing Lender has made payment under any Letter of Credit and has received from any L/C Participant its pro
                                                                         ---
rata share of such payment
----
in accordance with Section 6.4(a), such Issuing Lender receives any payment related to such Letter of Credit (whether directly from the Company, an L/C Subsidiary or otherwise, including proceeds of collateral applied thereto by such Issuing Lender), or any payment of interest on account thereof, such Issuing Lender will distribute to such L/C Participant its pro rata share thereof; provided, however, that in the event that any such payment received by
         --------  -------
such Issuing Lender shall be required to be returned by such Issuing Lender, such L/C Participant shall return to such Issuing Lender the portion thereof previously distributed by such Issuing Lender to it.

          SECTION 6.5.  Reimbursement Obligations.  The Company and each L/C
          ---------------------------------------
Subsidiary which is an account party thereon, jointly and severally, agree to reimburse the relevant Issuing Lender on the Business Day next succeeding the Business Day on which such Issuing Lender notifies the Company and such L/C Subsidiary of the date and amount of a draft presented under any Letter of Credit and paid by such Issuing Lender for the amount of (a) such draft so paid and (b) any taxes, fees, charges or other costs or expenses incurred by such Issuing Lender in connection with such payment. Each such payment shall be made to such Issuing Lender at its address for notices referred to herein in Dollars and in immediately available funds. Interest shall be payable on any such amounts from the date on which the relevant draft is paid until payment in full at the rate set forth in (i) until the Business Day next succeeding the date of the relevant notice, Section 7.1(b) and (ii) thereafter, Section 7.1(d).

          SECTION 6.6.  Obligations Absolute.  The Company's and each L/C
          ----------------------------------
Subsidiary's obligations under this Article VI shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment that the Company or any L/C Subsidiary may have or have had against any Issuing Lender, any beneficiary of a Letter of Credit or any other Person. The Company and each L/C Subsidiary also agree with each Issuing Lender that no Issuing Lender shall be responsible for, and the Company's and each L/C Subsidiary's Reimbursement Obligations under Section 6.5 shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or any dispute between or among the Company or any L/C Subsidiary and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or any claims whatsoever of the Company or any L/C Subsidiary against any beneficiary of such Letter of Credit or any such transferee. No Issuing Lender shall be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit, except for errors or omissions found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the relevant Issuing Lender. The Company and each L/C Subsidiary agrees that any action taken or omitted by any Issuing Lender under or in connection with any Letter of Credit or the related drafts or documents, if done in the absence of gross negligence or willful misconduct and in accordance with the standards of care specified in the Uniform Commercial Code of the State of New York, shall be binding on the Company and each L/C Subsidiary and shall not result in any liability of any Issuing Lender to the Company or any L/C Subsidiary.

          SECTION 6.7.  Letter of Credit Payments.  If any draft shall be
          ---------------------------------------
presented for payment under any Letter of Credit, the relevant Issuing Lender shall promptly notify the Company and any relevant L/C Subsidiary of the date and amount thereof. The responsibility of such Issuing Lender to the Company and any such L/C Subsidiary in connection with any draft presented for payment under any Letter of Credit shall, in addition to any payment obligation expressly provided for in such Letter of Credit, be limited to determining that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment are substantially in conformity with such Letter of Credit.

          SECTION 6.8.  Applications.  To the extent that any provision of any
          --------------------------
Application related to any Letter of Credit is inconsistent with the provisions of this Article VI, the provisions of this Article VI shall apply.

          SECTION 6.9.  Letters of Credit Denominated in Available Foreign
          ----------------------------------------------------------------
Currencies.  Notwithstanding any other provision of this Section 6, in the event
----------
that any Letter of Credit is denominated in any Available Foreign Currency, the amount of the Reimbursement Obligation of the Company and, if relevant, the L/C Subsidiary, pursuant to Section 6.5 in respect of such Letter of Credit shall bear interest as provided in Section 6.5 with respect to amounts owing in Dollars; provided, that (i) the interest rate on such amounts shall be the rate reasonably determined by the relevant Issuing Lender to be the equivalent rates, in respect of the relevant Available Foreign Currency, as the applicable rates provided in Section 6.5 with respect to amounts denominated in Dollars and (ii) if the Company and/or the L/C Subsidiary fails to pay any such Reimbursement Obligation required by Section 6.5 on or prior to the third Business Day following the date of the drawing to which such Reimbursement Obligation relates, then, on the fourth Business Day following such date of drawing, the relevant Issuing Lender, in cooperation with the Administrative Agent, shall determine the Dollar Equivalent of the amount of such Reimbursement Obligation, and the obligation of the Company and, if relevant the L/C Subsidiary in respect of such Reimbursement Obligation shall be converted to such Dollar Equivalent, with interest thereon as provided in Section 6.5 (provided, that if the Application in respect of such Letter of Credit provides for conversion of such amount into Dollars on any earlier date or at any other conversion rate, the provisions of such Application shall control with respect to such conversion). If at any time the Administrative Agent shall determine that, by reason of changes in currency exchange rates, (i) the Dollar Equivalent amount of Supplemental L/C Obligations, plus the aggregate outstanding amount of all other
                              ----
Supplemental Revolving Extensions of Credit, exceeds the aggregate amount of the Supplemental Revolving Credit Commitments or (ii) the Dollar Equivalent amount of US$ L/C Obligations, plus the aggregate outstanding amount of all other US$
                        ----
Revolving Extensions of Credit, exceeds the aggregate amount of the US$ Revolving Credit Commitments, the Administrative Agent shall give notice of such determination to the Company, and the Company shall, within one Business Day after such notice, repay Loans to the extent necessary to eliminate any such excess.


            ARTICLE VII  GENERAL PROVISIONS APPLICABLE TO THE LOANS
                         ------------------------------------------

          SECTION 7.1.  Interest Rates and Payment Dates.  (a)  Each Eurodollar
          ----------------------------------------------
Loan of each Class shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the Eurodollar Rate determined for such Interest Period plus the Applicable Margin for such Class of Loans in effect for such day.

          (b) Each Base Rate Loan of each Class shall bear interest for each day that it is outstanding at a rate per annum equal to the Base Rate for such day plus the Applicable Margin for such Class of Loans in effect for such day (or, in the case of a Swing Line Loan, at such other rate as may be established pursuant to Section 2.6(b)).

          (c) Each Multicurrency Revolving Credit Loan shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the applicable Eurocurrency Rate determined for such Interest Period plus the Applicable Margin for such Class of Loans in effect for such day.

          (d)  If all or a portion of (i) the principal amount of any Loan,
(ii) any interest payable thereon or (iii) any fee or other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum equal to the rate that would otherwise be applicable thereto pursuant to the foregoing provisions of this Section plus 2% or, if higher, in the case of amounts required to be paid in Dollars, the rate described in paragraph (b) of this Section plus 2%.

          (e) Interest shall be payable in arrears on each Interest Payment Date, provided that interest accruing pursuant to paragraph (d) of this Section
      --------
shall be payable from time to time on demand.

          SECTION 7.2. Conversion and Continuation Options. (a) The Company may
          ------------------------------------------------
elect from time to time to convert outstanding Eurodollar Loans of any Class (in whole or in part) to Base Rate Loans of the same Class by giving the Administrative Agent at least two Business Days' prior irrevocable notice of such election, provided that any such conversion of Eurodollar Loans may only be made on the last day of an Interest Period with respect thereto. The Company may elect from time to time to convert outstanding Base Rate Loans (other than Swing Line Loans) of any Class (in whole or in part) to Eurodollar Loans of the same Class by giving the Administrative Agent at least three Business Days' prior irrevocable notice of such election. Any such notice of conversion to Eurodollar Loans shall specify the length of the initial Interest Period or Interest Periods therefor. Upon receipt of any such notice the Administrative Agent shall promptly notify each Lender thereof. All or any part of outstanding Eurodollar Loans and Base Rate Loans under a particular Facility may be converted as provided herein, provided that (i) no Base Rate Loan may be converted into a Eurodollar Loan when any Default or Event of Default has occurred and is continuing and the Administrative Agent or the Majority Facility Lenders in respect of such Facility have determined that such conversion is not appropriate, (ii) any such conversion may only be made if, after giving effect thereto, Section 7.3 shall not have been violated, (iii) no Base Rate Loan of any Class may be converted into a Eurodollar Loan after the date that is one month prior to the Revolving Credit Termination Date (in the case of Revolving Credit Loans) or the date of final maturity of the Loans of such Class (in the case of Term Loans) and (iv) Swing Line Loans may not be converted to Eurodollar Loans.

          (b) Any Eurodollar Loans may be continued as such upon the expiration of the then current Interest Period with respect thereto by the Company giving notice to the Administrative Agent of the length of the next Interest Period to be applicable to such Loans in accordance with the applicable provisions of the term "Interest Period" set forth in Section 1.1, provided that no Eurodollar
      ---------------                            --------
Loan under a particular Facility may be continued as such (i) when any Default or Event of Default has occurred and is continuing and the Administrative Agent or the Majority Facility Lenders in respect of such Facility have determined that such continuation is not appropriate, (ii) if, after giving effect thereto,
Section 7.3 would be contravened or (iii) after the date that is one month prior to the Revolving Credit Termination Date, and provided, further, that if the
                                              --------  -------
Company shall fail to give such notice or if such continuation is not permitted pursuant to the preceding proviso such Eurodollar Loans shall be automatically converted to Base Rate Loans on the last day of such then expiring Interest Period.

          (c) Any Multicurrency Revolving Credit Loans may be continued as such upon the expiration of the then current Interest Period with respect thereto by the relevant Borrower giving the Administrative Agent at least three Business Days' prior irrevocable notice of such election, provided, that if the relevant
                                                 --------
Borrower shall fail to give such notice or if any Default or Event of Default has occurred and is continuing and the Administrative Agent or the Required Lenders have determined that such continuation would not be appropriate, such Multicurrency Revolving Credit Loans shall automatically be continued for an Interest Period of one month.

          (d) Any such notice required in paragraphs (a) through (c) above shall be made no later than 10:00 A.M., New York City time, in the case of Term Loans, US$ Revolving Credit Loans, Supplemental Revolving Credit Loans and Additional US$ Revolving Credit Loans, and no later than 11:00 A.M., London time, in the case of Multicurrency Revolving Credit Loans, in each such case, on the day prescribed for such notice by such paragraph.

          SECTION 7.3.  Minimum Amounts of Tranches. All borrowings, conversions
          -----------------------------------------
and continuations of Loans hereunder and all selections of Interest Periods hereunder shall be in such amounts and be made pursuant to such elections so that, immediately after giving effect thereto, (a) the aggregate principal amount of the Eurodollar Loans comprising each Tranche shall be equal to $10,000,000 or a whole multiple of $1,000,000 in excess thereof, (b) the aggregate principal amount of the Multicurrency Revolving Credit Loans comprising each Tranche shall be in an amount which is, or of which the Dollar Equivalent is, at least $10,000,000 and (c) there shall not be more than 25 Tranches at any one time outstanding.

          SECTION 7.4   Optional and Mandatory Prepayments, Supplemental
          ---------------------------------------------------------------
Revolving  Credit Loans. (a) The Company may at any time and from time to time
-----------------------
prepay US$ Revolving Credit Loans, Swing Line Loans, Term Loans, Supplemental Revolving Credit Loans, and/or Additional US$ Revolving Credit Loans, in whole or in part, upon at least three Business Days' irrevocable notice to the Administrative Agent (in the case of Eurodollar Loans) and at least one Business Day's irrevocable notice to the Administrative Agent (in the case of Base Rate Loans), specifying the date and amount of prepayment, which Class of Loans will be prepaid, and whether the prepayment is of Eurodollar Loans, Base Rate Loans or a combination thereof, and, if a combination thereof, the amount allocable to each; provided, that (i) the Swing Line Loans may be prepaid without prior notice and (ii) no optional prepayment of the Supplemental Revolving Credit Loans or the Tranche C Term Loans shall be permitted at any time prior to the date which is six months after the Restatement Effective Date if any other Loans are outstanding on the date of the proposed optional prepayment. Upon the receipt of any such notice the Administrative Agent shall promptly notify each Lender thereof. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with any amounts payable pursuant to Section 7.12. Partial prepayments of US$ Revolving Credit Loans, Supplemental Revolving Credit Loans, Term Loans or Additional US$ Revolving Credit Loans of any Class shall be in an aggregate principal amount of $10,000,000 or a whole multiple of $1,000,000 in excess thereof. Partial prepayments of the Swing Line Loans shall be in aggregate principal amount of $1,000,000 or a whole multiple of $100,000 in excess thereof.

          (b) The Borrowers may at any time and from time to time prepay, without premium or penalty, the Multicurrency Revolving Credit Loans, in whole or in part, upon at least three Business Days' (or, in the case of a prepayment with respect to Multicurrency Revolving Credit Loans denominated in Australian Dollars, four Business Days) irrevocable notice to the Administrative Agent specifying the date and amount of prepayment. Upon the receipt of any such notice, the Administrative Agent shall promptly notify each Multicurrency Revolving Credit Lender thereof. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein. Partial prepayments of Multicurrency Revolving Credit Loans shall be in an aggregate principal amount in Dollars equal to, or an amount in an Available Foreign Currency of which the Dollar Equivalent is at least equal to, $5,000,000, as rounded upwards to the nearest 100,000 units in the relevant Available Foreign Currency.

          (c) If, on any Reset Date, the Aggregate Multicurrency Revolving Credit Exposure (expressed in Dollars) exceeds an amount equal to 105% of the Total Multicurrency Revolving Credit Commitment, then (i) the Administrative Agent shall give notice thereof to each Multicurrency Revolving Credit Lender and the Company and (ii) the Company shall, or shall cause the relevant Borrower to, on the next succeeding Business Day, prepay outstanding Multicurrency Revolving Credit Loans in an amount so that after giving effect to any such prepayments, the Aggregate Multicurrency Revolving Credit Exposure (expressed in Dollars) does not exceed the Total Multicurrency Revolving Credit Commitment. If, on any Reset Date, the Aggregate Multicurrency Revolving Credit Exposure with respect to a particular Available Foreign Currency (expressed in Dollars) exceeds an amount equal to 105% of the Currency Sublimit applicable to such Available Foreign Currency, then (i) the Administrative Agent shall give notice thereof to each Multicurrency Revolving Credit Lender and the Company and (ii) the Company shall, or shall cause the relevant Borrower to, on the next succeeding Business Day, prepay outstanding Multicurrency Revolving Credit Loans in such Available Foreign Currency in an amount so that after giving effect to any such prepayments, the Aggregate Multicurrency Revolving Credit Exposure with respect to such Available Foreign Currency (expressed in Dollars) does not exceed the Currency Sublimit with respect to such Available Foreign Currency.

          (d) If on any date on or after the Restatement Effective Date, (i) the Company or any of its Subsidiaries shall receive Net Cash Proceeds from any Asset Sale or Recovery Event, then (subject to the proviso in the first sentence of section 7.4(f) the Asset Sale Prepayment Percentage of such Net Cash Proceeds shall be applied as soon as practicable, but not later than three Business Days after the date of receipt thereof, toward the reduction of the Revolving Credit Commitments and the prepayment of the Term Loans as set forth in Section 7.4(f) (provided that, on each Reinvestment Prepayment Date, an amount equal to the
 --------
Reinvestment Prepayment Amount with respect to the relevant Reinvestment Event shall be applied toward the reduction of the Revolving Credit Commitments and the prepayment of the Term Loans as set forth in Section 7.4(f)); or (ii) the Company or any of its Subsidiaries shall receive Net Cash Proceeds from any incurrence of Indebtedness pursuant to Section 11.5(d) or (e), then 100% of such Net Cash Proceeds shall be applied on such date of receipt thereof toward the reduction of the Revolving Credit Commitments and the prepayment of the Term Loans as set forth in Section 7.4(f).

          (e) Each prepayment of Loans pursuant to this Section 7.4 shall be accompanied by accrued and unpaid interest on the amount prepaid to the date of prepayment and any amounts payable under Section 7.12 in connection with such prepayment.

          (f) Amounts to be applied in connection with Commitment reductions and prepayments made pursuant to Section 7.4(d) shall be applied, first, to
                                                                  -----
prepay the Tranche C Term Loans of each Lender and reduce permanently the Supplemental Revolving Credit Commitment of each Lender, ratably based on the aggregate amount of Tranche C Term Loans and/or Supplemental Revolving Credit Commitments held by each Lender and, second, to the prepayment of the Tranche A
                                     ------
Term Loans and the Tranche B Term Loans and the permanent reduction of the US$ Revolving Credit Commitments, the Multicurrency Revolving Credit Commitments and the Additional US$ Revolving Credit Commitments of each Lender, ratably based on each such Lender's Individual Prepayment Percentage; provided, that, the Net
                                                     --------
Cash Proceeds of any Asset Sale or Recovery Event with respect to a Foreign Subsidiary may be applied first to reduce the commitments and prepay the extensions of credit outstanding under the Foreign Credit Facilities and the Additional Foreign Credit Facilities, and to prepay any Indebtedness of parents or Subsidiaries of such Foreign Subsidiary owing to any Person other than the Company or any Subsidiary thereof, before making any application to the Revolving Credit Commitments and the Term Loans as described above. Any prepayments or Commitment reductions pursuant to clauses first and second
                                                         -----     ------
of the immediately preceding sentence shall be applied by each Lender first to such Lender's outstanding Term Loans and second to such Lender's Revolving Credit Commitments. Any prepayments of the Tranche A Term Loans and the Tranche B Term Loans shall be applied by any Lender holding both Tranche A Term Loans and Tranche B Term Loans ratably among such Term Loans based on the outstanding principal amounts thereof held by such Lender. Any prepayments of the Term Loans of any Class shall be applied, at the Company's option, to the installments thereof either ratably based on the outstanding principal amounts thereof or in inverse order of maturity. Any reduction of any of the Revolving Credit Commitments shall be accompanied by prepayment of the related Revolving Credit Loans and/or, in the case of the US$ Revolving Credit Commitments, Swing Line Loans, to the extent, if any, that the extensions of credit under such Revolving Credit Commitments exceed the total amount of such Revolving Credit Commitments as so reduced, provided that if the aggregate principal amount of the related
               --------
Revolving Credit Loans and, in the case of the US$ Revolving Credit Commitments, Swing Line Loans, then outstanding is less than the amount of such excess (because L/C Obligations constitute a portion thereof), the Company shall (i) in the case of any such excess with respect to the US$ Revolving Credit Commitments, to the extent of the balance of such excess, replace outstanding US$ Letters of Credit and/or deposit an amount equal to 105% of such excess in cash in a cash collateral account established with the Administrative Agent for the benefit of the Lenders under the US$ Revolving Credit Facility on terms and conditions satisfactory to the Administrative Agent and (ii) in the case of any such excess with respect to the Supplemental Revolving Credit Facility, to the extent necessary to eliminate such excess and subject to clause (i) above, the Supplemental Letters of Credit then outstanding shall be automatically converted into US$ Letters of Credit outstanding under the US$ Revolving Credit Commitments.

          (g) Any prepayments (except in the case of Revolving Credit Loans that are Base Rate Loans and Swing Line Loans) shall be accompanied by accrued interest to the date of such prepayment on the amount prepaid. Prepayments of any Class of Loans pursuant to this Section shall be applied as follows: (i) in the case of prepayments made by the Company, first, to prepay Base Rate Loans
                                             -----
of such Class then outstanding and second, to prepay Eurodollar Loans of such
                                   ------
Class then outstanding and (ii) in case of prepayments of Multicurrency Revolving Credit Loans made by a Borrower, to prepay Multicurrency Revolving Credit Loans borrowed by such Borrower. Amounts prepaid in respect of Term Loans may not be reborrowed.

          (h) The Company shall, unless otherwise agreed to by each relevant Swing Line Lender, prepay all Swing Line Loans then outstanding simultaneously with each borrowing of US$ Revolving Credit Loans.

          (i) Notwithstanding anything to the contrary above or elsewhere in this Agreement or any other Loan Document, until the date that is six months following the Restatement Effective Date, no Borrower shall optionally prepay any Supplemental Revolving Credit Loans or Tranche C Term Loans if there shall be outstanding any US$ Revolving Credit Loans, Multicurrency Revolving Credit Loans or Additional US$ Revolving Credit Loans.

          SECTION 7.5   Facility Fees; Other Fees. (a)  The Company agrees to
          ---------------------------------------
pay the Administrative Agent for the account of each Revolving Credit Lender (other than the Supplemental Revolving Credit Lenders), a facility fee for the period from and including the Restatement Effective Date to but excluding the Revolving Credit Termination Date (or such earlier date on which the Revolving Credit Commitments of such Revolving Credit Lenders shall terminate as provided herein), computed at the Facility Fee Rate on the daily average amount of such Lender's aggregate Revolving Credit Commitment (other than its Supplemental Revolving Credit Commitment), drawn and undrawn. Such facility fees shall be payable quarterly in arrears on the last day of each March, June, September and December and on the Revolving Credit Termination Date or such earlier date on which the Revolving Credit Commitments of such Revolving Credit Lenders shall terminate as provided herein, commencing on the first of such dates to occur after the date hereof. Facility fees accrued under the Existing Credit Agreement and unpaid on the Restatement Effective Date shall be paid on the first date provided for payment of facility fees under this paragraph.

          (b) The Company agrees to pay to the Administrative Agent for the account of each Supplemental Revolving Credit Lender, a facility fee for the period from and including the Restatement Effective Date to but excluding the Revolving Credit Termination Date (or such earlier date on which the Supplemental Revolving Credit Commitments shall terminate as provided herein), computed at the rate of 0.75% per annum on the daily average amount of such Lender's Supplemental Revolving Credit Commitment drawn and undrawn. Such facility fees shall be payable quarterly in arrears on the last day of each March, June, September and December and on the Revolving Credit Termination Date or such earlier date on which the Supplemental Revolving Credit Commitments shall terminate as provided herein, commencing on the first of such dates to occur after the date hereof.

          (c) The Company shall pay (without duplication of any other fee payable under this Section 7.5) to Chase, for its own account, fees in the amounts and on the dates separately agreed to by the Company and Chase.

          (d) The Company shall (without duplication of any other fee payable under this Section 7.5) pay to the Administrative Agent, for its own amount, fees in the amounts and on the dates separately agreed to by the Company and the Administrative Agent.

          (e) On the Restatement Effective Date, the Company shall pay to (i) each Lender that delivered to the Administrative Agent, on or before December 12, 2000, its written consent to the amendment and restatement effective hereby and (ii) each Lender providing a Supplemental Revolving Credit Commitment or a Tranche C Term Loan Commitment pursuant to this Agreement, an amendment fee in an amount equal to 0.25% of the aggregate amount of such Lender's outstanding Term Loans (excluding any Tranche C Term Loans) and Revolving Credit Commitments (excluding any Supplemental Revolving Credit Commitment of such Lender) on the Restatement Effective Date.

          SECTION 7.6.  Computation of Interest and Fees. (a)  Interest based on
          ----------------------------------------------
the Eurodollar Rate, the Eurocurrency Rate (other than with respect to amounts denominated in Pounds Sterling) or (when it is based on the Federal Funds Effective Rate) the Base Rate shall be calculated on the basis of a 360-day year for the actual days elapsed; and facility fees and interest (other than as specified above) shall be calculated on the basis of a 365- (or 366-, as the case may be) day year for the actual days elapsed. The Administrative Agent shall as soon as practicable notify the Company and the Lenders of each determination of a Eurodollar Rate or a Eurocurrency Rate. Any change in the interest rate on a Loan resulting from a change in the Base Rate or a change in the Prime Rate shall become effective as of the opening of business on the day on which such change becomes effective provided that such change becomes effective prior to 5:00 p.m., New York City time, on such day. The Administrative Agent shall as soon as practicable notify the Company and the Lenders of the Restatement Effective Date and the amount of each such change in the Base Rate.

          (b) Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrowers and the Lenders in the absence of manifest error. The Administrative Agent shall, at the request of a Borrower or any Lender, deliver to such Borrower or such Lender a statement showing in reasonable detail the quotations and calculations used by the Administrative Agent in determining any interest rate pursuant to Section 7.1(a) or (c).

          (c)  [RESERVED].

          (d) If any Multicurrency Reference Lender shall for any reason no longer have a Multicurrency Revolving Credit Commitment or any Multicurrency Revolving Credit Loans, such Multicurrency Reference Lender shall thereupon cease to be a Multicurrency Reference Lender, and if, as a result, there shall only be one Multicurrency Reference Lender remaining, the Administrative Agent (after consultation with the Company and the Lenders) shall, by notice to the Company and the Lenders, designate another Multicurrency Revolving Credit Lender as a Multicurrency Reference Lender so that there shall at all times be at least two Multicurrency Reference Lenders.

          (e) Each Multicurrency Reference Lender shall use its best efforts to furnish quotations of rates to the Administrative Agent as contemplated hereby. If any of the Multicurrency Reference Lenders shall be unable or shall otherwise fail to supply such rates to the Administrative Agent upon its request, the rate of interest shall, subject to the provisions of Section 7.7, be determined on the basis of the quotations of the remaining applicable Multicurrency Reference Lenders or Multicurrency Reference Lender, as applicable.

          SECTION 7.7.  Inability to Determine Interest Rate. If prior to the
          --------------------------------------------------
first day of any Interest Period:

          (a) the Administrative Agent shall have determined (which determination shall be conclusive and binding upon the Borrowers) that, by reason of circumstances affecting the relevant market generally, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate or the Eurocurrency Rate with respect to the currency in which a Loan or a requested Loan is denominated (the "Affected Currency"), as the case may be, for such Interest Period, or
      -----------------

          (b) the Administrative Agent has received notice from the Majority Facility Lenders in respect of the relevant Facility that the Eurodollar Rate or Eurocurrency Rate, as the case may be, determined or to be determined with respect to the Affected Currency for such Interest Period will not adequately and fairly reflect the cost to such Lenders (as certified by such Lenders) of making or maintaining their Eurodollar Loans or Multicurrency Revolving Credit Loans, as the case may be, during such Interest Period, the Administrative Agent shall give telecopy or telephonic notice thereof to the Company and the Lenders as soon as practicable thereafter. If such notice is given (i) any Eurodollar Loans or Multicurrency Revolving Credit Loans, as the case may be, requested to be made on the first day of such Interest Period shall be made as Base Rate Loans in Dollars, (ii) any US$ Revolving Credit Loans, Supplemental Revolving Credit Loans, Additional US$ Revolving Credit Loans or Multicurrency Revolving Credit Loans denominated in Dollars that were to have been converted on the first day of such Interest Period to or continued as Eurodollar Loans shall be converted to or continued as Base Rate Loans, (iii) any outstanding Eurodollar Loans shall be converted on the first day of such Interest Period to Base Rate Loans and (iv) any Multicurrency Revolving Credit Loans denominated in any Available Foreign Currency to which such Interest Period relates shall be repaid on the first day of such Interest Period. Until such notice has been withdrawn by the Administrative Agent, no further Eurodollar Loans or Multicurrency Revolving Credit Loans shall be made or continued as such, nor shall the Company have the right to convert Base Rate Loans to Eurodollar Loans, as the case may be, provided that Loans may continue
                                               --------
to be made, converted or continued, as the case may be, in Dollars or Available Foreign Currencies other than the Affected Currency.

          SECTION 7.8.   Pro Rata Treatment and Payments. (a)  Each borrowing of
          ---------------------------------------------
US$ Revolving Credit Loans, Supplemental Revolving Credit Loans, Additional US$ Revolving Credit Loans or Multicurrency Revolving Credit Loans shall be made pro rata according to the respective US$ Revolving Credit Percentages, Supplemental Revolving Credit Percentages, Additional US$ Revolving Credit Percentages or Multicurrency Revolving Credit Percentages, as the case may be, of the relevant Lenders in effect on the date of such borrowing. Each payment by the Company on account of any facility fee hereunder shall be allocated by the Administrative Agent among the Lenders in accordance with the respective amounts which such Lenders are entitled to receive pursuant to Section 7.5. Any reduction of the US$ Revolving Credit Commitments, Additional US$ Revolving Credit Commitments, Multicurrency Revolving Credit Commitments or Supplemental Revolving Credit Commitments shall be allocated by the Administrative Agent among the Lenders pro rata according to the US$ Revolving Credit Percentages, the Additional US$ Revolving Credit Percentages, the Multicurrency Revolving Credit Percentages or the Supplemental Revolving Credit Percentages, as the case may be, of the relevant Lenders. Each payment (including each prepayment) on account of principal of and interest on the US$ Revolving Credit Loans shall be made pro rata according to the respective outstanding principal amounts of the US$ Revolving Credit Loans then held by the US$ Revolving Credit Lenders. Each payment (including each prepayment) on account of principal of and interest on the Supplemental Revolving Credit Loans shall be made pro rata according to the respective outstanding principal amounts of the Supplemental Revolving Credit Loans then held by the Supplemental Revolving Credit Lenders. Each payment (including each prepayment) by a Borrower on account of principal of and interest on Additional US$ Revolving Credit Loans shall be allocated by the Administrative Agent pro rata according to the respective principal amounts of the Additional US$ Revolving Credit Loans then due and owing by such Borrower to each Additional US$ Revolving Credit Lender. Each payment (including each prepayment) by a Borrower on account of principal of and interest on Multicurrency Revolving Credit Loans shall be allocated by the Administrative Agent pro rata according to the respective principal amounts of the Multicurrency Revolving Credit Loans then due and owing by such Borrower to each Multicurrency Revolving Credit Lender.

          (b) Each borrowing by the Company of Tranche C Term Loans hereunder shall be made pro rata according to the respective Tranche C Term Loan
              --- ----
Percentages of the relevant Lenders. Each optional prepayment by the Company on account of principal of and interest on the Term Loans of any Class shall be made pro rata according to the respective outstanding principal amounts of the
     --- ----
Term Loans of such Class then held by the Term Loan Lenders. Each prepayment in respect of the Tranche A Term Loans and the Tranche B Term Loans shall be made pro rata according to the respective aggregate outstanding principal amounts of
--- ----
such Term Loans of such two Classes then held by the Term Loan Lenders.

          (c) All payments (including prepayments) to be made by the Company hereunder in respect of amounts denominated in Dollars, whether on account of principal, interest, fees or otherwise, shall be made without set-off or counterclaim and shall be made prior to 12:00 Noon, New York City time, in the case of US$ Revolving Credit Loans, Supplemental Revolving Credit Loans or Additional US$ Revolving Credit Loans, and 11:00 A.M., London time, in the case of Multicurrency Revolving Credit Loans, on the due date thereof to the Administrative Agent, for the account of the Lenders, at the Administrative Agent's office specified in Section 15.2, in Dollars and in immediately available funds. The Administrative Agent shall distribute such payments to the Lenders entitled to receive the same promptly upon receipt in like funds as received.

          (d) All payments (including prepayments) to be made by a Borrower on account of Multicurrency Revolving Credit Loans denominated in any Available Foreign Currency, whether on account of principal, interest, fees or otherwise, shall be made without set-off or counterclaim and shall be made prior to 12:00 Noon, London time (or, in the case of payments in euro units, prior to 12:00 Noon, Frankfurt time), on the due date thereof to the Administrative Agent, for the account of the Multicurrency Revolving Credit Lenders, at the payment office for the currency of such Multicurrency Revolving Credit Loans specified from time to time by the Administrative Agent by notice to the Borrowers, in the currency of such Multicurrency Revolving Credit Loans and in immediately available funds. The Administrative Agent shall distribute such payments to the Multicurrency Revolving Credit Lenders entitled to receive the same promptly upon receipt. In relation to the payment of any amount of euro, such amount shall be made available to the Administrative Agent in immediately available, freely transferable, cleared funds to such account with such bank in Frankfurt am Main, Germany (or such other principal financial center in such Participating Member State as the Administrative Agent may from time to time nominate for this purpose) as the Administrative Agent shall from time to time nominate for this purpose.

          (e) If any payment hereunder (other than payments on the Eurodollar Loans or the Multicurrency Revolving Credit Loans) becomes due and payable on a day other than a Business Day, the maturity of such payment shall be extended to the next succeeding Business

Day, and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension. If any payment on a Eurodollar Loan or a Multicurrency Revolving Credit Loan becomes due and payable on a day other than a Business Day, the maturity of such payment shall be extended to the next succeeding Business Day (and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension) unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day.

          (f) A payment shall be deemed to have been made by the Administrative Agent on the date on which it is required to be made under this Agreement if the Administrative Agent has, on or before that date, taken all relevant steps to make that payment. With respect to the payment of any amount denominated in euro, the Administrative Agent shall not be liable to any Borrower or any of the Lenders in any way whatsoever for any delay, or the consequences of any delay, in the crediting to any account of any amount required by this Agreement to be paid by the Administrative Agent if the Administrative Agent shall have taken all relevant steps to achieve, on the date required by this Agreement, the payment of such amount in immediately available, freely transferable, cleared funds in the euro unit to the account with the bank in the principal financial center in the Participating Member State which the relevant Borrower or, as the case may be, any Lender shall have specified for such purpose. In this paragraph
(f), "all relevant steps" means all such steps as may be prescribed from time to time by the regulations or operating procedures of such clearing or settlement system as the Administrative Agent may from time to time determine for the purpose of clearing or settling payments of euro.

          (g) Unless the Administrative Agent shall have been notified in writing by any Lender prior to a Borrowing Date that such Lender will not make the amount that would constitute its share of such borrowing available to the Administrative Agent, the Administrative Agent may assume that such Lender is making such amount available to the Administrative Agent, and the Administrative Agent may, in reliance upon such assumption, make available to the applicable Borrower a corresponding amount. If such amount is not made available to the Administrative Agent by the required time on the Borrowing Date therefor, such Lender shall pay to the Administrative Agent, on demand, such amount with interest thereon at a rate per annum equal to (i) the daily average Federal Funds Effective Rate (in the case of a borrowing of US$ Revolving Credit Loans, Supplemental Revolving Credit Loans, Additional US$ Revolving Credit Loans or Tranche C Term Loans) and (ii) the Administrative Agent's reasonable estimate of its average daily cost of funds (in the case of a borrowing of Multicurrency Revolving Credit Loans), in each case for the period until such Lender makes such amount immediately available to the Administrative Agent. A certificate of the Administrative Agent submitted to any Lender with respect to any amounts owing under this Section shall be conclusive in the absence of manifest error. If such Lender's share of such borrowing is not made available to the Administrative Agent by such Lender within three Business Days of such Borrowing Date, the applicable Borrower shall repay such Lender's share of such borrowing (together with interest thereon from the date such amount was made available to such Borrower (i) at the rate per annum applicable to Base Rate Loans hereunder (in the case of a borrowing of US$ Revolving Credit Loans, Supplemental Revolving Credit Loans, Additional US$ Revolving Credit Loans or Tranche C Term Loans) or (ii) the Administrative Agent's reasonable estimate of its average daily cost of funds plus the Applicable Margin applicable to Multicurrency
                    ----
Revolving Credit Loans (in the case of a borrowing of Multicurrency Revolving Credit Loans)) to the

Administrative Agent not later than three Business Days after receipt of written notice from the Administrative Agent specifying such Lender's share of such borrowing that was not made available to the Administrative Agent.

          (h) Any amount payable by the Administrative Agent to the Lenders under this Agreement in the currency of a Participating Member State shall be paid in the euro unit.

          (i) If, in relation to the currency of any Subsequent Participant, the basis of accrual of interest or fees expressed in this Agreement with respect to such currency shall be inconsistent with any convention or practice in the London Interbank Market or, as the case may be, the Paris Interbank Market for the basis of accrual of interest or fees in respect of the euro, such convention or practice shall replace such expressed basis effective as of and from the date on which such Subsequent Participant becomes a Participating Member State; provided, that if any Loan in the currency of such Subsequent
              --------
Participant is outstanding immediately prior to such date, such replacement shall take effect, with respect to such Loan, at the end of the then current Interest Period.

          (j) Without prejudice and in addition to any method of conversion or rounding prescribed by any EMU Legislation and (i) without prejudice to the respective liabilities for indebtedness of the Borrowers to the Lenders and the Lenders to the Borrowers under or pursuant to this Agreement and (ii) without increasing the Available Multicurrency Revolving Credit Commitment of any
Lender:

               (i) the Multicurrency Revolving Credit Facility and each reference in this Agreement to a minimum amount (or an integral multiple thereof) in a national currency denomination of a Subsequent Participant to be paid to or by the Administrative Agent shall, immediately upon such Subsequent Participant becoming a Participating Member State, be replaced by a reference to such reasonably comparable and convenient amount (or an integral multiple thereof) in the euro unit as the Administrative Agent may from time to time specify; and

               (ii) except as expressly provided in this Section 7.8, each provision of this Agreement shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time specify to be necessary or appropriate to reflect the adoption of the euro in any Participating Member State and any relevant market conventions or practices relating to the euro.

          SECTION 7.9.   Illegality. Notwithstanding any other provision herein,
          --------------------------
if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof shall make it unlawful for any Lender to make or maintain Eurodollar Loans or Multicurrency Revolving Credit Loans, as the case may be, as contemplated by this Agreement, (a) such Lender shall immediately notify the Company and the Administrative Agent, (b) the commitment of such Lender hereunder to make Eurodollar Loans or Multicurrency Revolving Credit Loans, as the case may be, continue Eurodollar Loans or Multicurrency Revolving Credit Loans, as the case may be, as such and convert Base Rate Loans to Eurodollar Loans shall forthwith be suspended until such time as it shall no longer be unlawful for such Lender to make or maintain the affected Loans, (c) as applicable, such Lender's Loans then outstanding as Eurodollar Loans, if any, shall be converted automatically to Base Rate Loans on the respective last days of the then current Interest Periods with respect to such Eurodollar Loans or within such earlier period as may be required by law and (d) as applicable, such Lender's Multicurrency Revolving Credit Loans shall be prepaid on the last day of the then current Interest Period with respect thereto. If any such conversion of a Eurodollar Loan or a Multicurrency Revolving Credit Loan, as the case may be, occurs on a day which is not the last day of the then current Interest Period with respect thereto, the Company shall pay to such Lender such amounts, if any, as may be required pursuant to Section 7.12.

     SECTION 7.10. Requirements of Law. (a) If the adoption of or any change in
     ---------------------------------
any Requirement of Law or in the interpretation or application thereof or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority, made subsequent to the date hereof:

          (i) shall subject such Lender to any tax of any kind whatsoever with respect to this Agreement, any Note, any Eurodollar Loan made by it or any Multicurrency Revolving Credit Loan made by it or its obligation to make any Eurodollar Loan or Multicurrency Revolving Credit Loan or change the basis of taxation of payments to such Lender in respect thereof (except for taxes covered by Section 7.11 and changes in rate of tax on the overall net income of such Lender);

          (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender which is not otherwise included in the determination of the Eurodollar Rate or the Eurocurrency Rate hereunder, including, without limitation, the imposition of any reserves with respect to Eurocurrency Liabilities under Regulation D of the Board; or

          (iii) shall impose on such Lender any other condition;

and the result of any of the foregoing is to increase the cost to such Lender, by an amount which such Lender deems to be material, of making, converting into, continuing or maintaining Eurodollar Loans or Multicurrency Revolving Credit Loans or to reduce any amount receivable hereunder in respect thereof, then, in any such case, the applicable Borrower shall promptly pay such Lender, upon its demand, any additional amount or amounts as will compensate such Lender for such increased cost or reduced amount receivable. If any Lender becomes entitled to claim any additional amounts pursuant to this Section, it shall promptly notify the Company (with a copy to the Administrative Agent) of the event by reason of which it becomes so entitled. A certificate as to any additional amounts payable pursuant to this Section submitted by such Lender to the Company (with a copy to the Administrative Agent) shall be conclusive in the absence of manifest error.

     (b) If any Lender shall have determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by such Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof shall have the effect of reducing the rate of return on such Lender's or such corporation's capital as a consequence of its obligations hereunder to a level below that which such Lender or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, after submission by such Lender to the Company (with a copy to the Administrative Agent) of a prompt written request therefor, the Company shall promptly pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction.

     (c) No Lender shall be entitled to compensation under this Section 7.10 for any costs incurred or reductions suffered with respect to any date that it has such costs unless it shall have notified the Company that it will demand compensation for such costs or reductions under paragraph (a) or (b) above, not more than 120 days after the later of (i) such date and (ii) the date on which it shall have become aware of such costs or reductions; provided that the foregoing shall in no way operate in derogation of the undertaking contained in the penultimate sentence of this paragraph (c). Notwithstanding any other provision of this Section 7.10, no Lender shall demand compensation for any increased cost or reduction referred to above if it shall not at the time be the general policy or practice of such Lender to demand such compensation in similar circumstances under comparable provisions of other credit agreements. In the event that any Lender determines that any event or circumstances that will lead to a claim under this Section 7.10 has occurred or will occur, such Lender will use its best efforts to so notify the Company; provided, that any failure to
                                               --------
provide such notice shall in no way impair the rights of any Lender to demand and receive compensation under this Section 7.10, but without prejudice to any claims of the Company for compensation for actual damages sustained as a result of any failure to observe this undertaking. The agreements of this Section 7.10 shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

     SECTION 7.11. Taxes. (a) All payments of principal and interest made by the
     -------------------
Borrowers under this Agreement and any Note shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding income taxes and franchise taxes (imposed in lieu of income taxes) imposed on the Administrative Agent or any Lender as a result of a present or former connection between the Administrative Agent or such Lender and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from the Administrative Agent or such Lender having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement, any Note or any other Loan Document). If any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings ("Non-Excluded Taxes") are
                                                    ------------------
required to be withheld from any amounts payable to the Administrative Agent or any Lender hereunder or under any Note, the amounts so payable to the Administrative Agent or such Lender shall be increased to the extent necessary to yield to the Administrative Agent or such Lender (after payment of all Non-Excluded Taxes) interest or any such other amounts payable hereunder at the rates and in the amounts specified in this Agreement, provided, however, that
(i) the Company shall not be required to increase any such amounts payable to any Lender that is not organized under the laws of the United States of America or a state thereof if such Lender fails to comply with the requirements of paragraph (b) of this Section, and (ii) a Foreign Subsidiary Borrower shall not be required to increase any such amounts payable to any Lender if such Lender fails to comply with the requirements of paragraph (c) of this Section. Whenever any Non-Excluded Taxes are payable by a Borrower, as promptly as possible thereafter such Borrower shall send to the Administrative Agent for its own account or for the account of such Lender, as the case may be, a certified copy of an original official receipt received by such Borrower showing payment thereof. If a Borrower fails to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to the Administrative Agent the required receipts or other required documentary evidence, such Borrower shall indemnify the Administrative Agent and the Lenders for any incremental taxes, interest or penalties that may become payable by the Administrative Agent or any Lender as a result of any such failure. The agreements in this Section shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

     (b) Each Lender that is not incorporated or organized under the laws of the United States of America or a state thereof shall:

          (i) in the case of a Lender other than a Lender described in Section 7.11(b)(ii);

               (A) at least five Business Days before the date of the initial payment to be made by the Company under this Agreement to such Lender, deliver to the Company and the Administrative Agent two duly completed copies of United States Internal Revenue Service Form W-8BEN or W-8ECI, or successor applicable form, as the case may be, certifying that it is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes;

               (B) deliver to the Company and the Administrative Agent two further copies of any such form or certification at least five Business Days before the date that any such form or certification expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Administrative Agent and the Company;

               (C) obtain such extensions of time for filing and complete such forms or certifications as may reasonably be requested by the Company or the Administrative Agent; and

               (D)  file amendments to such forms as and when required; and

          (ii) in the case of a Lender that is not a "bank" under Section 881(c)(3)(A) of the Code and that is legally unable to comply with the requirements of Section 7.11(b)(i);

               (A) at least five Business Days before the date of the initial payment to be made by the Company under this Agreement to such Lender, deliver to the Company and the Administrative Agent (I) a statement that such Lender (x) is not a "bank" under Section 881(c)(3)(A) of the Code, is not subject to regulatory or other legal requirements as a bank in any jurisdiction, and has not been treated as a bank for purposes of any tax, securities law or other filing or submission made to any Governmental Authority, any application made to a rating agency or qualification for any exemption from tax, securities law or other legal requirements, (y) is not a 10-percent shareholder within the meaning of Section 881(c)(3)(B) of the Code and (z) is not a controlled foreign corporation receiving interest from a related person within the meaning of Section 881(c)(3)(C) of the Code and (II) a properly completed and duly executed Internal Revenue Service Form W-8BEN or applicable successor form;

               (B) deliver to the Company and the Administrative Agent two further properly completed and duly executed copies of said Form W-8BEN, or any successor applicable form at least five Business Days on or before the date that any such Form W-8BEN expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Company or upon the request of the Company or the Administrative Agent;

               (C) obtain such extensions of time for filing and completing such forms or certifications as may be reasonably requested by the Company and the Administrative Agent; and

               (D)  file amendments to such forms as and when required;

          unless an event (including, without limitation, any change in treaty, law or regulation) has occurred after the date such Person becomes a Lender hereunder which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender so advises the Company and the Administrative Agent; provided, however, that the Company may rely
                                --------
          upon such forms provided to the Company for all periods prior to the occurrence of such event. Each Person that shall become a Lender or a Participant pursuant to Section 15.6 shall, upon the effectiveness of the related transfer, be required to provide all of the forms, certifications and statements required pursuant to this Section, provided that in the case of such Participant, the obligations of such
          --------
          Participant pursuant to this Section 7.11(b) shall be determined as if such Participant were a Lender, except that such Participant shall furnish all such required forms, certifications and statements to the Lender from which the related participation shall have been purchased.

     (c) Each Lender that is not incorporated or organized under the laws of the jurisdiction under which a Foreign Subsidiary Borrower is incorporated or organized shall, upon request by such Foreign Subsidiary Borrower, within a reasonable period of time after such request, deliver to such Foreign Subsidiary Borrower or the applicable governmental or taxing authority, as the case may be, any form or certificate required in order that any payment by such Foreign Subsidiary Borrower under this Agreement or any Notes to such Lender may be made free and clear of, and without deduction or withholding for or on account of any Non-Excluded Tax (or to allow any such deduction or withholding to be at a reduced rate) imposed on such payment under the laws of the jurisdiction under which such Foreign Subsidiary Borrower is incorporated or organized, provided
                                                                     --------
that such Lender is legally entitled to complete, execute and deliver such form or certificate and such completion, execution or submission would not materially prejudice the legal position of such Lender.

     (d) No Lender shall be entitled to payment under this Section 7.11 unless it shall have notified the applicable Borrower that it will demand such payment not more than 120 days after the date on which it shall become aware that it was entitled to such payment, provided that such notice requirement shall in no way
                          --------
operate in derogation of the undertaking contained in the second following sentence of this Section 7.11(d). Notwithstanding any other provision of this
Section 7.11, no Lender shall demand any payment under this Section 7.11 if it shall not at the time be the general policy or practice of such Lender to demand such compensation in similar circumstances under comparable provisions of other credit agreements. In the event that any Lender determines that any event or circumstance that will lead to a claim by it under this Section 7.11 has occurred or will occur, such Lender will use its best efforts to so notify the Company provided that any failure to provide such notice shall in no way impair
        --------
the rights of any Lender to demand and receive compensation under this Section 7.11, but without prejudice to any claims of the Company for failure to observe this undertaking.

     SECTION 7.12. Indemnity. Each Borrower agrees to indemnify each Lender and
     -----------------------
to hold each Lender harmless from any loss or expense which such Lender may sustain or incur as a consequence of (a) default by such Borrower in payment when due of the principal amount of or interest on any Eurodollar Loan or Multicurrency Revolving Credit Loan, (b) default by such Borrower in making a borrowing of, conversion into or continuation of Eurodollar Loans or Multicurrency Revolving Credit Loans after such Borrower has given a notice requesting the same in accordance with the provisions of this Agreement, (c) default by such Borrower in making any prepayment after such Borrower has given a notice thereof in accordance with the provisions of this Agreement or (d) the making by such Borrower of a prepayment of Eurodollar Loans or Multicurrency Revolving Credit Loans on a day which is not the last day of an Interest Period with respect thereto, including, without limitation, in each case, any such loss or expense arising from the reemployment of funds obtained by it or from fees payable to terminate the deposits from which such funds were obtained. Such indemnification may include an amount equal to the excess, if any, of (i) the amount of interest which would have accrued on the amount so prepaid, or not so borrowed, converted or continued, for the period from the date of such prepayment or of such failure to borrow, convert or continue to the last day of such Interest Period (or, in the case of a failure to borrow, convert or continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Loans provided for herein (excluding, however, the Applicable Margin included therein, if any) over (ii) the amount of interest (as reasonably determined by such Lender) which would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank eurodollar market. All payments required to be made by any Borrower to any Lender under this Section 7.12 shall be made no later than 30 days after receipt by such Borrower of a written notice from such Lender setting forth in reasonable detail the basis upon which such Lender is entitled to receive such payments. This covenant shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

     SECTION 7.13. Use of Proceeds. The proceeds of the Revolving Credit Loans
     -----------------------------
have been and shall be used for working capital and other general corporate purposes of the Borrowers and their Subsidiaries. The proceeds of the Tranche C Term Loans shall be used for working capital and other general corporate purposes of the Borrowers and their Subsidiaries. The proceeds of the Tranche A Term Loans and the Tranche B Term Loans were used to refinance existing Indebtedness of the Company and its Subsidiaries and for other general corporate purposes.

     SECTION 7.14. Change of Lending Office; Replacement of Lenders. (a) Each
     --------------------------------------------------------------
Lender agrees that if it makes any demand for payment under Section 7.10 or 7.11, or if any adoption or change of the type described in Section 7.9 shall occur with respect to it, it shall use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions and so long as such efforts would not be disadvantageous to it, as determined in its sole discretion) to designate a different lending office if the making of such a designation would reduce or obviate the need for the Borrowers to make payments under Section 7.10 or 7.11, or would eliminate or reduce the effect of any adoption or change described in Section 7.9.

     (b)  If at any time any Lender makes any demand for payment under Section
7.10 or 7.11 as a result of any condition described in any such Section, then the Borrowers may, if such condition continues to exist after such Lender shall have used or failed to use reasonable efforts pursuant to paragraph (a) of this
Section 7.14 and on 10 Business Days' prior written notice to the Administrative Agent and such Lender, replace such Lender by causing such Lender to (and such Lender shall) assign pursuant to Section 15.6(c) all of its rights and obligations under this Agreement to another Lender or other bank or financial institution selected by the Company and acceptable to the Administrative Agent for a purchase price equal to the outstanding principal amount of all Loans, accrued interest, fees and other amounts owing to such Lender; provided that (i)
                                                               --------
the Borrowers shall have no right to replace the Administrative Agent, (ii) neither the Administrative Agent nor any Lender shall have any obligation to the Borrowers to find a replacement Lender or other bank or financial institution,
(iii) such replacement must take place no later than 180 days after such Lender shall have made any such demand for payment, (iv) in no event shall any Lender hereby replaced be required to pay or surrender to such replacement Lender or other bank or financial institution any of the fees received by such Lender pursuant to this Agreement, (v) the Borrowers shall pay such amounts demanded under Section 7.10 or 7.11 to such Lender, together with any amounts as may be required pursuant to Section 7.12, prior to such Lender being replaced and the payment of such amounts shall be a condition to the replacement of such Lender and (vi) such Lender shall not be required to pay any fees required by Section 15.6(e) in connection with such replacement, which fees shall be paid by the Company.

                  ARTICLE VIII REPRESENTATIONS AND WARRANTIES
                               ------------------------------

     Each of the Company and the Foreign Subsidiary Borrowers (insofar as the representations and warranties set forth below relate respectively to such Foreign Subsidiary Borrower) represents and warrants to the Administrative Agent and each Lender that:

     SECTION 8.1. Financial Condition. The consolidated balance sheets of the
     --------------------------------
Company and its consolidated Subsidiaries as at December 31, 1999, and the related consolidated statements of earnings, cash flows and shareholders' equity for the fiscal year ended on such date, reported on by Ernst & Young LLP, copies of which have heretofore been furnished to each Lender, are complete and correct in all material respects and present fairly the consolidated financial condition of the Company and its consolidated Subsidiaries as at such date, and the consolidated results of their operations and their consolidated cash flows for the fiscal year then ended. The unaudited consolidated balance sheet of the Company and its consolidated Subsidiaries as at September 30, 2000 and the related unaudited consolidated statements of earnings and of cash flows for the nine-month period ended on such date, certified by a Responsible Officer, copies of which have heretofore been furnished to each Lender, are complete and correct and present fairly the consolidated financial condition of the Company and its consolidated Subsidiaries as at such date, and the consolidated results of their operations and their consolidated cash flows for the nine-month period then ended (subject to normal year-end audit adjustments). All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by such accountants or Responsible Officer, as the case may be, and as disclosed therein). Neither the Company nor any of its consolidated Subsidiaries (taken as a whole) had, at the date of the most recent balance sheet referred to above, any material Guaranty, contingent liability or liability for taxes, or any long-term lease or unusual forward or long-term commitment, including, without limitation, any interest rate or foreign currency swap or exchange transaction, which is not reflected in the foregoing statements or in the notes thereto. Except as disclosed in filings with the Securities and Exchange Commission made by the Company on or prior to December 15, 2000 during the period from December 31, 1999 to and including the date hereof there has been no sale, transfer or other disposition by the Company or any of its consolidated Subsidiaries of any material part of its business or property and no purchase or other acquisition of any business or property (including any capital stock of any other Person) material in relation to the consolidated financial condition of the Company and its consolidated Subsidiaries at December 31, 1999, other than any such sale, transfer or other disposition or purchase or acquisition that was permitted by the Existing Credit Agreement.

     SECTION 8.2. No Change. Since December 31, 1999, there has been no
     ----------------------
development or event which has had or could reasonably be expected to have a Material Adverse Effect.

     SECTION 8.3. Corporate Existence; Compliance with Law. Each of the Company
     -----------------------------------------------------
and its Subsidiaries (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization except to the extent that, with respect to those Subsidiaries that are not Borrowers hereunder, the lack of such organization, existence or good standing could not, in the aggregate, reasonably be expected to have a Material Adverse Effect, (b) has the corporate or other power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged except to the extent that, with respect to those Subsidiaries that are not Borrowers hereunder, the lack of such power, authority or legal right could not, in the aggregate, reasonably be expected to have a Material Adverse Effect, (c) is duly qualified as a foreign corporation or other entity and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification except to the extent that the failure to qualify or be in good standing could not, in the aggregate, reasonably be expected to have a Material Adverse Effect and (d) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

     SECTION 8.4. Corporate Power; Authorization; Enforceable Obligations. Each
     --------------------------------------------------------------------
Loan Party has the corporate or other power and authority, and the legal right, to execute, deliver and perform the Loan Documents to which it is a party and, in the case of each Borrower, to borrow hereunder and has taken all necessary corporate or other action to authorize the borrowings on the terms and conditions of this Agreement and the Notes to which it is a party and to authorize the execution, delivery and performance of the Loan Documents to which it is a party. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required with respect to the Company or any of its Subsidiaries in connection with the borrowings hereunder or with the execution, delivery, performance, validity or enforceability of the Loan Documents to which it is a party, except for (i) consents, filings, authorizations or approvals which have been obtained and are in full force and effect, (ii) approvals the failure to obtain which could not reasonably be expected to have a Material Adverse Effect and (iii) the filings referred to Section 8.20. This Agreement has been, and each other Loan Document has been or when executed pursuant hereto will be, duly executed and delivered on behalf of each of the applicable Loan Parties. This Agreement and each other Loan Document to which a Loan Party is a party constitutes a legal, valid and binding obligation of such Person enforceable against such Person in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and by an implied covenant of good faith and fair dealing.

     SECTION 8.5. No Legal Bar. The execution, delivery and performance of the
     -------------------------
Loan Documents, the borrowings hereunder, the use of the proceeds thereof will not violate any Requirement of Law or Contractual Obligation of the Company or of any of its Subsidiaries, other than any such violation which could not reasonably be expected to have a Material Adverse Effect, and will not result in, or require, the creation or imposition of any Lien on any of its or their respective properties or revenues pursuant to any such Requirement of Law or Contractual Obligation, except Liens created pursuant to the Loan Documents and any Lien which could not reasonably be expected to have a Material Adverse Effect.

     SECTION 8.6. No Material Litigation. No litigation, investigation or
     -----------------------------------
proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Company, threatened by or against the Company or any of its Subsidiaries or against any of its or their respective properties or revenues (a) with respect to any of the Loan Documents or any of the transactions contemplated hereby, or (b) which could reasonably be expected to have a Material Adverse Effect.

     SECTION 8.7. No Default. Neither the Company nor any of its Subsidiaries is
     -----------------------
in default under or with respect to any of its Contractual Obligations in any respect which could reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

     SECTION 8.8. Ownership of Property; Liens. Each of the Company and its
     -----------------------------------------
Significant Subsidiaries has good record and marketable title in fee simple to, or a valid leasehold interest in, all its material real property, and good title to, or a valid leasehold interest in, all its other material property, and none of such property is subject to any Lien except as permitted by Section 11.4.

     SECTION 8.9. Intellectual Property. Each of the Company and its Significant
     ----------------------------------
Subsidiaries owns, or is licensed to use, all trademarks, tradenames, copyrights, technology, know-how and processes necessary for the conduct of its business as currently conducted except for those the failure to own or license which could not reasonably be expected to have a Material Adverse Effect (the "Intellectual Property"). No claim has been asserted and is pending by any
 ---------------------
Person challenging or questioning the use of any such Intellectual Property or the validity or effectiveness of any such Intellectual Property, nor does the Company know of any valid basis for any such claim which, in the aggregate, could reasonably be expected to have a Material Adverse Effect. The use of such Intellectual Property by the Company and its Subsidiaries does not infringe on the rights of any Person, except for such claims and infringements that, in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

     SECTION 8.10. No Burdensome Restrictions. No Requirement of Law or
     ----------------------------------------
Contractual Obligation of the Company or any of its Subsidiaries could reasonably be expected to have a Material Adverse Effect.

     SECTION 8.11. Taxes. Each of the Company and its Subsidiaries has filed or
     -------------------
caused to be filed all U.S. tax returns and all other material tax returns which, to the knowledge of the Borrowers, are required to be filed and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than any (i) with respect to which the failure to pay, in the aggregate, would not reasonably be expected to have a Material Adverse Effect or (ii) the amount or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the Company or its Subsidiaries, as the case may be); no tax Lien has been filed, and, to the knowledge of the Company, no claim is being asserted, with respect to any such tax, fee or other charge.

     SECTION 8.12. Federal Regulations. No part of the proceeds of any Loans
     ---------------------------------
will be used for "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U of the Board of Governors of the United States Federal Reserve System as now and from time to time hereafter in effect that would cause the Loans to be in violation of the provisions of the Regulations of such Board of Governors (including but not limited to the provisions of Regulation U and Regulation X) or any similar rule of any other Governmental Authority. If any Borrower is requested by any Lender or the Administrative Agent, such Borrower will furnish to the Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of Form FR U-1 or FR G-3 referred to in said Regulation U.

     SECTION 8.13. ERISA. Neither a Reportable Event nor an Accumulated Funding
     -------------------
Deficiency has occurred during the five-year period prior to the date on which this representation is made or deemed made with respect to any Plan, and each Plan has complied in all material respects with the applicable provisions of ERISA and the Code. No termination of a Single Employer Plan has occurred, and no Lien in favor of PBGC or a Plan has arisen, during such five-year period. The present value of all accrued benefits under each Single Employer Plan (based on those assumptions used to fund such Plans) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Plan allocable to such accrued benefits by an amount which could reasonably be expected to have a Material Adverse Effect, either individually or in the aggregate with all other Single Employer Plans under which such accrued benefits exceed such assets. Neither the Company nor any Commonly Controlled Entity has had a complete or partial withdrawal from any Multiemployer Plan during the five-year period prior to the date on which this representation is made or deemed made which could, in the aggregate with other such withdrawals during such period, reasonably be expected to have a Material Adverse Effect, and neither the Company nor any Commonly Controlled Entity would become subject to any liability under ERISA if the Company or any such Commonly Controlled Entity were to withdraw completely from all Multiemployer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made. No such Multiemployer Plan is in Reorganization or is Insolvent.

     SECTION 8.14. Investment Company Act; Other Regulations. No Borrower is an
     -------------------------------------------------------
"investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended. No Borrower is subject to any law or regulation which limits its ability to incur the Indebtedness to be incurred by it under the Loan Documents.

     SECTION 8.15. Subsidiaries. As of the date hereof, the Company has no
     --------------------------
Subsidiaries except those Subsidiaries identified on Schedule II to this Agreement. Schedule II also specifies which Subsidiaries are Insignificant Subsidiaries on the date of this Agreement. Schedule VI lists, under the heading "Foreign Subsidiaries of which 65% of the Capital Stock is to be Pledged", all Excluded Foreign Subsidiaries on the Restatement Effective Date other than Excluded Foreign Subsidiaries of the type described in clauses (i) and (iv) of the definition of Excluded Foreign Subsidiary in Section 1.1. Schedule VI lists, under the heading "Foreign Subsidiaries of which 100% of the Capital Stock is to be Pledged", all Foreign Subsidiaries on the Restatement Effective Date other than Excluded Foreign Subsidiaries.

     SECTION 8.16. Environmental Matters. (a) The facilities and properties
     -----------------------------------
owned, leased or operated by the Company and/or any of its Subsidiaries (the "Properties") do not contain, and have not previously contained, any Materials
 ----------
of Environmental Concern in amounts or concentrations which (i) constitute or constituted a violation of, or (ii) could reasonably be expected to give rise to liability under, any Environmental Law except in either case insofar as such violation or liability, or any aggregation thereof, is not reasonably likely to result in a Material Adverse Effect.

     (b) The Properties and all operations at the Properties are in compliance, and have in the last five years been in compliance, in all material respects with all applicable Environmental Laws, and there is no contamination at, under or about the Properties or violation of any Environmental Law with respect to the Properties or the business operated by the Company or any of its Subsidiaries (the "Business") which could materially interfere with the
                   --------
continued operation of the Properties or materially impair the aggregate fair saleable value of the Properties.

     (c) Neither the Company nor any of its Subsidiaries has received any notice of violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of the Properties or the Business, nor does the Company or any of its Subsidiaries have knowledge or reason to believe that any such notice will be received or is being threatened except insofar as such notice or threatened notice, or any aggregation thereof, does not involve a matter or matters that is or are reasonably likely to result in a Material Adverse Effect.

          (d) Materials of Environmental Concern have not been transported or disposed of from the Properties in violation of, or in a manner or to a location which could reasonably be expected to give rise to liability under, any Environmental Law, nor have any Materials of Environmental Concern been generated, treated, stored or disposed of at, on or under any of the Properties in violation of, or in a manner that could reasonably be expected to give rise to liability on the part of the Company or any Subsidiary under, any applicable Environmental Law except insofar as any such violation or liability referred to in this paragraph, or any aggregation thereof, is not reasonably likely to result in a Material Adverse Effect.

          (e) No judicial proceeding or governmental or administrative action is pending or, to the knowledge of the Company, threatened, under any Environmental Law to which the Company or any Subsidiary is or will be named as a party with respect to the Properties or the Business, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to the Properties or the Business except insofar as such proceeding, action, decree, order or other requirement, or any aggregation thereof, is not reasonably likely to result in a Material Adverse Effect.

          (f) There has been no release or threat of release of Materials of Environmental Concern at or from the Properties, or arising from or related to the operations of the Company or any Subsidiary in connection with the Properties or otherwise in connection with the Business, in violation of or in amounts or in a manner that could reasonably give rise to liability under Environmental Laws except insofar as any such violation or liability referred to in this paragraph, or any aggregation thereof, is not reasonably likely to result in a Material Adverse Effect.

          SECTION 8.17. Accuracy and Completeness of Information. All written
          ------------------------------------------------------
information heretofore furnished by each Loan Party to the Lenders for purposes of or in connection with this Agreement, taken as a whole, does not, and all such information hereafter furnished by such Loan Party to any Lender for purposes of this Agreement will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made or to be made, in the light of the circumstances under which they were or will be made, not misleading. Prior to the date hereof, the Company has disclosed to the Lenders in writing any and all facts which materially and adversely affect (to the extent the Company can as of the date hereof reasonably foresee), the business, operations or financial condition of the Company and its Subsidiaries, taken as a whole, or the ability of any Loan Party to perform its obligations under the Loan Documents. It is understood that no representation or warranty is made concerning the forecasts, estimates, pro forma information, projections and statements as to anticipated future performance or conditions, and the assumptions on which they were based, contained in any such information, reports, financial statements, exhibits or schedules, except that as of the date such forecasts, estimates, pro forma information, projections and statements were generated, (a) such forecasts, estimates, pro forma information, projections and statements were based on the good faith assumptions of the management of the Company and (b) such assumptions were believed by such management to be reasonable.

          SECTION 8.18. Other Unsubordinated Indebtedness. The obligations of
          -----------------------------------------------
each of the Borrowers under this Agreement and the Notes and the other Loan Documents rank at least pari passu in right of payment with all other
                        ---- -----
unsubordinated Indebtedness of such Borrowers.

          SECTION 8.19. Foreign Subsidiary Borrowers and L/C Subsidiaries. (a)
          ---------------------------------------------------------------
Each Foreign Subsidiary Borrower will be a direct or indirect Wholly Owned Subsidiary of the Company (or, with the consent of the Majority Multicurrency Revolving Credit Facility Lenders, which consent shall not be unreasonably withheld, a direct or indirect, majority-owned Subsidiary of the Company). Each L/C Subsidiary will be a direct or indirect Wholly Owned Subsidiary of the Company.

          (b) Each Foreign Subsidiary Borrower and each L/C Subsidiary will have, upon becoming a party hereto, full right and authority to enter into this Agreement and each other Loan Document to which it is a party, and to perform all of its obligations under this and each other Loan Document to which it is a party; all of the foregoing actions will have been, prior to any request for Loans by such Borrower or Letters of Credit by such L/C Subsidiary, as the case may be, duly authorized by all necessary action on the part of such Borrower or such L/C Subsidiary, as the case may be; and when such Foreign Subsidiary Borrower or such L/C Subsidiary, as the case may be, becomes a party hereto, this Agreement and each other Loan Document to which it is a party will constitute valid and binding obligations of such Borrower enforceable in accordance with their respective terms except as such terms may be limited by the application of bankruptcy, moratorium, insolvency and similar laws affecting the rights of creditors generally and by equitable principles affecting the availability of specific performance and other remedies.

          SECTION 8.20. Security Documents.(a) Each Security Document, when
          --------------------------------
executed and delivered by the Loan Party which is a party thereto, will be effective to create in favor of the Administrative Agent (or the Trustee, as the case may be), for the benefit of the Lenders (and, as the case may be, the other creditors which are secured thereby), a legal, valid and enforceable security interest in the Collateral described therein and proceeds thereof, except to the extent expressly excluded by the terms thereof. When the actions described in
Schedule 8.20(a) in respect of each Security Document have been taken, the Security Documents shall constitute fully perfected Liens on, and security interests in, all right, title and interest of the Loan Parties in such Collateral and the proceeds thereof, as security for the Secured Obligations, in each case prior and superior in right to any other Person (except, in the case of Collateral other than Pledged Stock, Liens permitted by Section 11.4).

          (b) Each of the Mortgages, when executed and delivered, will be effective to create in favor of the Administrative Agent (or the Trustee, as the case may be), for the benefit of the Lenders (and, as the case may be, the other creditors which are secured thereby), a legal, valid and enforceable Lien on the Mortgaged Properties described therein and proceeds thereof, and when the Mortgages are filed in the offices specified on Schedule 8.20(b), each such Mortgage shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in the Mortgaged Properties and the proceeds thereof, as security for the Secured Obligations, in each case prior and superior in right to any other Lien (except Liens permitted by Section 11.4).

          SECTION 8.21. Solvency. Each Loan Party is, and after giving effect to
          ----------------------
the incurrence of all Indebtedness and obligations being incurred in connection herewith and therewith will be and will continue to be, Solvent.

          SECTION 8.22. Regulation H. Except for real property in respect of
          --------------------------
which the Company has complied with the provisions of Section 10.13(d), no Mortgage encumbers improved real property that is located in an area that has been identified by the Secretary of Housing and Urban Development as an area having special flood hazards and in which flood insurance has been made available under the National Flood Insurance Act of 1968.

                       ARTICLE IX  CONDITIONS PRECEDENT
                                   --------------------

          SECTION 9.1. Conditions to Effectiveness of Amendment and Restatement
          ---------------------------------------------------------------------
and Initial Extension of Credit on or after the Restatement Effective Date. The
--------------------------------------------------------------------------
effectiveness of this Agreement and the agreement of each Lender to make its initial extension of credit requested to be made by it on or after the Restatement Effective Date shall be subject to the satisfaction of the following conditions precedent on or before the Restatement Effective Date:

          (a) Credit Agreement. The Administrative Agent shall have received
              ----------------
this Agreement, executed and delivered by a duly authorized officer (or a duly authorized representative) of the Company, each Foreign Subsidiary Borrower that is a party hereto on the Restatement Effective Date, the Required Lenders (as defined in the Existing Credit Agreement), each Swing Line Lender, each Lender that is not a "Lender" under and as defined in the Existing Credit Agreement, and each Lender whose commitments or extensions of credit under the Existing Credit Agreement are increasing pursuant to this Agreement.

          (b) Corporate Proceedings. The Administrative Agent shall have
              ---------------------
received a copy of the resolutions, in form and substance satisfactory to the Administrative Agent, of the Board of Directors of the Company and each Domestic Subsidiary that is to be a party to any Loan Document, authorizing (i), in the case of each Borrower that is a party hereto on the Restatement Effective Date
(A) the execution, delivery and performance by it of this Agreement and the Loan Documents to which it is a party and (B) the borrowings by it contemplated hereunder (including, without limitation, with respect to the Company, the borrowing of the Supplemental Revolving Credit Loans) and (ii) the grant of the security interests to be granted by it pursuant to the Security Documents, certified by the Secretary or an Assistant Secretary of the Company or the relevant Subsidiary, as the case may be, as of the Restatement Effective Date, which certificate shall be in form and substance satisfactory to the Administrative Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

          (c) Incumbency Certificate. The Administrative Agent shall have
              ----------------------
received a certificate of the Company, dated the Restatement Effective Date, as to the incumbency and signature of the officers or representatives of each Domestic Subsidiary that is to be a party to any Loan Document, satisfactory in form and substance to the Administrative Agent, executed by any of the Chief Executive Officer, the President, the Chief Financial Officer, the Treasurer, the Assistant Treasurer or the Controller of the Company and the Secretary or any Assistant Secretary (or a duly authorized representative, if such representative is also a duly authorized officer of the Company or otherwise authorized by the Company) of the Company.

          (d) Corporate Documents. The Administrative Agent shall have received
              -------------------
true and complete copies of the certificate of incorporation and by-laws of the Company and each other Borrower that is a party hereto on the Restatement Effective Date, certified as of the Restatement Effective Date as complete and correct copies thereof by the Secretary or an Assistant Secretary or a duly authorized representative of the Company or such other Borrower, as the case may be.

          (e) Approvals. All governmental and material third party approvals
              ---------
necessary in connection with the transactions contemplated hereby shall have been obtained and be in full force and effect. The Administrative Agent shall have received a certificate of a Responsible Officer of the Company to the foregoing effect, to which shall be attached copies of any such approvals theretofore obtained.

          (f) Fees. The Lenders and the Administrative Agent shall have received
              ----
all fees required to be paid, and the Administrative Agent shall have received all expenses for which invoices have been presented (including the reasonable fees and expenses of legal counsel), on or prior to the Restatement Effective Date in connection with this Agreement.

          (g) Legal Opinions. The Administrative Agent shall have received the
              --------------
executed legal opinions of (i) David M. Sherbin, Esq., Deputy General Counsel of the Company and (ii) Sidley & Austin, special counsel to the Company, each given upon the express instructions of the Company, substantially in the forms of Exhibits J-1 and J-2, respectively. Subject to Section 10.12, the Administrative Agent shall also have received such legal opinions from Netherlands, English, Canadian and German counsel as it shall reasonably request in respect of Security Documents or Guarantees governed by the laws of such jurisdictions.

          (h) Lien Searches. The Administrative Agent shall have received the
              -------------
results of a recent lien search in each of the jurisdictions where assets of the Loan Parties are located, and such search shall reveal no liens on any of the assets of the Loan Parties except for Liens permitted by Section 11.4 or discharged on or prior to the Restatement Effective Date pursuant to documentation satisfactory to the Administrative Agent.

          (i) Business Plan. Each of the Lenders shall have received a
              -------------
satisfactory business plan of the Company for fiscal years 2000-2004 and a satisfactory written analysis of the business and prospects of the Company and its Subsidiaries for the period from the Restatement Effective Date through the 2004 fiscal year (it being understood that the business plan and written analysis set forth in the Confidential Information Memorandum are satisfactory).

          (j) Perfection Actions; Other Actions. Subject to Section 10.12, all
              ------------------
actions required to cause the effectiveness of the Security Documents (other than the Mortgages) and the Trust Agreements shall have been completed, and all filings, registrations and recordings necessary to perfect the security interests created by each of such Security Documents shall be in proper form for filing, registration or recordation.

          (k) Security Documents and Subsidiary Guarantees. Subject to Section
              --------------------------------------------
10.12, the Administrative Agent shall have received (i) the Domestic Subsidiary Guarantee and the U.K. Acquisition I Guarantee, executed and delivered by a duly authorized officer of each guarantor party thereto, (ii) each Trust Agreement, executed and delivered by a duly authorized officer of each party thereto, and (iii) each of the other Security Documents (other than the Mortgages), executed and delivered by a duly authorized officer of each party thereto.

          (l) Indenture Certification. The Administrative Agent shall have
              -----------------------
received a certificate of the Chief Financial Officer or the Treasurer of the Company (i) setting forth the amount of additional Indebtedness that is permitted by the second paragraph of the limitation on liens covenants in each of the Indentures to be secured by "any principal property owned by the Company or any Restricted Subsidiary or shares of capital stock or evidence of Indebtedness of any Restricted Subsidiary" (within the meaning of the Indentures) without creating a requirement to equally and ratably secure the securities under any Indenture by any such collateral and (ii) setting forth in reasonable detail the calculation of such amount.

          SECTION 9.2.  Conditions to Each Extension of Credit. The agreement of
          ----------------------------------------------------
each Lender to make any extension of credit requested to be made by it on any date (including, without limitation, any Supplemental Revolving Extension of Credit, Tranche C Term Loan and any other extensions of credit made on or after the Restatement Effective Date) is subject to the satisfaction of the following conditions precedent:

          (a) Representations and Warranties. Each of the representations and
              ------------------------------
warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of such date as if made on and as of such date, except if such representation or warranty relates to an earlier date or refers to Schedules, in which case such representation and warranty shall be true and correct in all material respects on such earlier date and after giving effect to any amendments of such Schedules.

          (b) No Default. No Default or Event of Default shall have occurred and
              ----------
be continuing on such date or after giving effect to the extension of credit requested to be made on such date.

          (c) Foreign Subsidiary Opinion. If such Loan is the initial Loan to a
              --------------------------
Foreign Subsidiary Borrower, the Administrative Agent shall have received a Foreign Subsidiary Opinion in respect of such Foreign Subsidiary Borrower.

          (d) No Availability under Supplemental Revolving Credit Facility. If
              ------------------------------------------------------------
such requested extension of credit is any extension of credit requested to be made prior to the date which is six months after the Restatement Effective Date, and if such requested extension of credit is any extension of credit other than the Tranche C Term Loans, a Swing Line Loan or a Supplemental Revolving Extension of Credit, then, after giving effect to the application of the proceeds of such requested extension of credit, the amount of the Available Supplemental Revolving Credit Commitment of all Lenders shall be zero.

          (e) Corporate Proceedings. If such Loan is the initial Loan to a
              ---------------------
Foreign Subsidiary Borrower, the Administrative Agent shall have received a copy of the resolutions, in form and substance satisfactory to the Administrative Agent, of the Board of Directors of such Borrower, authorizing (i) the execution, delivery and performance by it of this Agreement and the Loan Documents to which it is a party and (ii) the borrowings by it contemplated hereunder, certified by the Secretary or an Assistant Secretary of such Borrower as of the date on which such Loan is requested to be made, which certificate shall be in form and substance satisfactory to the Administrative Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

          (f) Incumbency Certificate. If such Loan is the initial Loan to a
              ----------------------
Foreign Subsidiary Borrower, the Administrative Agent shall have received a certificate of such Borrower dated the date on which such Loan is requested to be made, as to the incumbency and signature of the officers or representatives of such Borrower executing any Loan Document, satisfactory in form and substance to the Administrative Agent, executed by any Responsible Officer of such Borrower and the Secretary or any Assistant Secretary (or a duly authorized representative, if such representative is also a duly authorized officer of such Borrower or otherwise authorized by such Borrower).

          (g) Corporate Documents. If such Loan is the initial Loan to a Foreign
              -------------------
Subsidiary Borrower, the Administrative Agent shall have received true and complete copies of the organic documents of such Borrower, certified as of the date on which such Loan is required to be made as complete and correct copies thereof by the Secretary or an Assistant Secretary or a duly authorized representative of such Borrower.

          (h) Additional Matters. All corporate and other proceedings, and all
              ------------------
documents, instruments and other legal matters in connection with the transactions contemplated by this Agreement and the other Loan Documents shall be satisfactory in form and substance to the Administrative Agent, and the Administrative Agent shall have received such other documents and legal opinions in respect of any aspect or consequence of the transactions contemplated hereby or thereby as it shall reasonably request.

Each borrowing of Loans by a Borrower hereunder, and each request by a Borrower or an L/C Subsidiary for the issuance of a Letter of Credit hereunder, shall constitute a representation and warranty by the Company and such Borrower or L/C Subsidiary, as the case may be, as of the date of such Loan or issuance that the conditions contained in this Section 9.2 have been satisfied.

                       ARTICLE X  AFFIRMATIVE COVENANTS
                                  ---------------------

          From and after the Restatement Effective Date, each of the Company and, to the extent the covenants set forth below relate thereto, each Foreign Subsidiary Borrower, hereby covenants and agrees that so long as any of the Commitments remain in effect, any Loan remains outstanding and unpaid or any other amount is owing to any Lender or the Administrative Agent hereunder, the Company or such Foreign Subsidiary Borrower, as applicable, will comply with the covenants set forth below in this Article X:

          SECTION 10.1. Financial Statements. The Company will furnish to each
          ----------------------------------
Lender:

          (a) as soon as available, but in any event within 120 days after the end of each fiscal year of the Company, a copy of the consolidated balance sheet of the Company and its Subsidiaries as at the end of such year and the related consolidated statements of income and cash flows for such year, setting forth in each case in comparative form the figures for the previous year, certified without qualification or exception by independent public accountants of nationally recognized standing selected by the Company, it being understood and agreed that the delivery of the Company's Annual Report on Form 10-K for such fiscal year signed by a Responsible Officer will satisfy the requirement set forth in this clause; and

          (b) as soon as available, but in any event within 60 days after the end of each of the first three quarterly periods of each fiscal year of the Company, a copy of the unaudited consolidated condensed balance sheet of the Company and its Subsidiaries as at the end of each such quarter and the related unaudited consolidated condensed statements of income and cash flows of the Company and its Subsidiaries for the portion of the fiscal year through such date, setting forth in each case in comparative form such figures for the previous year, certified by a Responsible Officer, it being understood and agreed that the delivery of the Company's Quarterly Report on Form 10-Q for the relevant fiscal quarter signed by a Responsible Officer will satisfy the requirement set forth in this clause;

all such financial statements to be complete and correct in all material respects and prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein (except for such changes in accounting principles as may be approved by such Responsible Officer and concurred in by the Company's independent public accountants and disclosed therein).

          SECTION 10.2. Certificates; Other Information. The Company will
          ---------------------------------------------
furnish to each Lender:

          (a) concurrently with each delivery of the financial statements referred to in Sections 10.1(a) and (b), (i) a certificate of a Responsible Officer in the form of Exhibit H (A) stating that such officer has no knowledge of any Default or Event of Default except as specified in such certificate and
(B) showing in reasonable detail the calculations supporting such statement in respect of Sections 11.1, 11.2 and 11.3 and (ii) a Reinvestment Notice for the fiscal quarter then ended, if any Asset Sales have been consummated during such fiscal quarter and the Company wishes to reinvest all or any portion of the proceeds thereof;

          (b) on or prior to February 28 of each year, a copy of the projections by the Company of the operating budget and cash flow budget of the Company and its Subsidiaries for the succeeding fiscal year, such projections to be accompanied by a certificate of a Responsible Officer to the effect that such projections have been prepared on a reasonable basis and in good faith, it being understood that no representation or warranty shall be deemed to be made concerning the projections and budgets and the assumptions on which they were based, except that as of the date on which such projections and budgets were generated, (a) they were based on the good faith assumptions of the management of the Company and (b) such assumptions were believed by such management to be reasonable (it being understood that the requirements of this paragraph (b) have been satisfied for fiscal year 2000);

          (c) [RESERVED];

          (d) if requested by the Administrative Agent or by any Lender through the Administrative Agent, promptly after the same is furnished to PBGC, copies of all information furnished by the Company, any Subsidiary or any Commonly Controlled Entity to PBGC, except, in each case, information furnished as to ordinary operational aspects of the business of the Company or any Subsidiary and not relating to any deviation by the Company or any Subsidiary from rules and regulations of PBGC; and

          (e) promptly, such additional financial and other information as any Lender may from time to time reasonably request.

          SECTION 10.3. Accrual of Liabilities; Payment of Obligations. The
          ------------------------------------------------------------
Company will maintain, and cause each of its Subsidiaries to maintain, in accordance with GAAP, appropriate reserves for the accrual of taxes and all other obligations, liabilities and claims and pay, discharge or otherwise satisfy, and cause each of its Subsidiaries to pay, discharge or otherwise satisfy, at or before their maturity or before they become delinquent, as the case may be, all obligations except (a) where the same are being contested in good faith by appropriate proceedings diligently pursued or (b) where the failure so to pay, discharge or otherwise satisfy obligations would not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

          SECTION 10.4. Maintenance of Corporate Existence; Maintenance of
          ----------------------------------------------------------------
Properties. The Company will (a) maintain its corporate existence, rights and
----------
franchises necessary to continue its business and the corporate existence, rights and franchises necessary to continue the business of each of its Significant Subsidiaries, provided that the foregoing shall not be a limitation
(i) on the right of the Company to discontinue any operations if in the opinion of the Company such discontinuance is in the best interest of the Company and would not materially affect the ability of the Company to pay its debts as they become due, (ii) on asset sales permitted under Section 11.8 and (iii) on the right of any Significant Subsidiary of the Company to merge with or be liquidated into the Company or another Significant Subsidiary of the Company if a Default does not then exist and would not result therefrom; and (b) maintain, and cause each Significant Subsidiary to maintain, the properties which are used or useful in its respective operations in good working order and condition.

          SECTION 10.5. Insurance. The Company will maintain, and cause each
          -----------------------
of its Significant Subsidiaries to maintain, insurance with financially sound and reputable companies in such form and upon such terms and in such amounts and against such risks (including liability for bodily injury and property damage) and subject to such deductibles or retentions as in the reasonable opinion of the Company is available on commercially reasonable terms and will provide sound and reasonable protection for the Company's or such Significant Subsidiary's assets and operations. At the Administrative Agent's request, the Company will furnish to the Administrative Agent (with copies for each Lender) certificates of insurance or other evidence that such insurance is being maintained.

          SECTION 10.6. Notices. The Company will (a) promptly give notice in
          ---------------------
writing to the Administrative Agent (which shall promptly notify each Lender) of the occurrence of any Default or Event of Default under this Agreement, or of the commencement of (i) any material litigation or proceedings affecting the Company or any Subsidiary or (ii) any dispute between the Company or any Subsidiary and any Governmental Authority or any other party if such litigation, proceedings or dispute could reasonably be expected to result in a Material Adverse Effect; and (b) as soon as possible and in any event within 45 days after the Company knows or has reason to know that any Reportable Event (other than a Reportable Event not subject to the provision for 30-day notice to PBGC pursuant to the regulations issued under ERISA) has occurred with respect to any Single Employer Plan or that PBGC or any Borrower or any Commonly Controlled Entity has instituted or will institute proceedings under Title IV of ERISA to terminate any Single Employer Plan, deliver to the Administrative Agent (which shall promptly notify each Lender) a certificate of a Responsible Officer of the Company setting forth details as to such Reportable Event and the action that the Company proposes to take with respect thereto, together with a copy of any notice of such Reportable Event that may be required to be filed with PBGC, or any notice delivered by PBGC evidencing its intent to institute such proceedings or any notice to PBGC that such Plan is to be terminated, as the case may be. For all purposes of clause (b) of this Section 10.6, the Company shall be deemed to have all knowledge or knowledge of all facts attributable to the administrator of a Single Employer Plan.

          SECTION 10.7. Compliance with Contractual Obligations and Laws. The
          --------------------------------------------------------------
Company will, and will cause each of its Subsidiaries to, comply with all provisions of any Contractual Obligation, applicable law, rule, regulation, order, writ, judgment, injunction, decree, award or ordinance to which it is subject, except to the extent that the failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

          SECTION 10.8. Access to Books and Inspection. The Company shall keep
          --------------------------------------------
proper books of record and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities; and give the Administrative Agent and any reasonable number of representatives of each Lender access, at the Company's principal office, upon reasonable notice during normal business hours to, and permit any such representatives to examine, copy or make excerpts from, any and all books, records and documents in the possession of the Company relating to its affairs and the affairs of the Subsidiaries, and to inspect any of the properties of the Company or the Subsidiaries. Notwithstanding any provision in this Section, the Company (i) shall be given a reasonable opportunity upon reasonable notice to have an officer or officers of the Company accompany any such representative during any such visit, and (ii) shall not be responsible for any expenses incurred by any such representative.

          SECTION 10.9. Use of Proceeds. The Borrowers shall use the proceeds
          -----------------------------
of the Loans for the purposes specified in Section 7.13.

          SECTION 10.10. Environmental Laws. The Company will, and will cause
          ---------------------------------
each Subsidiary to, (a) comply with, and ensure compliance by all tenants and subtenants, if any, with, all applicable Environmental Laws and obtain and comply in all material respects with and maintain, and ensure that all tenants and subtenants obtain and comply in all material respects with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws except to the extent that the failure to do so, or any aggregation thereof, is not reasonably likely to result in a Material Adverse Effect, (b) conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws and promptly comply in all material respects with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws except to the extent that the same are being contested in good faith by appropriate proceedings and the pendency of such proceedings is not reasonably likely to result in a Material Adverse Effect and (c) defend, indemnify and hold harmless the Administrative Agent and the Lenders, and their respective employees, agents, officers and directors, from and against any and all claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature known or unknown, contingent or otherwise, arising out of, or in any way relating to the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of the Company, any of its Subsidiaries or the Properties, or any orders, requirements or demands of Governmental Authorities related thereto, including, without limitation, investigation and laboratory fees, response costs, court costs, litigation expenses and reasonable attorneys' and consultants' fees, except to the extent that any of the foregoing arise out of the gross negligence or willful misconduct of the party seeking indemnification therefor. The agreements in clause (c) of this Section shall survive repayment of the Notes and all other amounts payable hereunder.

          SECTION 10.11. Additional Collateral and Guaranties. (a) With
          ---------------------------------------------------
respect to any new Subsidiary (other than any Excluded Foreign Subsidiary or any Shell Subsidiary) created or acquired after the Restatement Effective Date by the Company or any Domestic Subsidiary (which new Subsidiary, for the purposes of this paragraph (a), shall include any existing Significant Subsidiary that ceases to be an Excluded Foreign Subsidiary, any existing Shell Subsidiary that ceases to be a Shell Subsidiary and, at the request of the Administrative Agent, shall also include any Foreign Subsidiary (other than any Excluded Foreign Subsidiary) of the Company or any Domestic Subsidiary which is in existence on the Restatement Effective Date but does not execute a Subsidiary Guarantee on the Restatement Effective Date), the Company or its Subsidiaries, as applicable, shall promptly (i) execute and deliver to the relevant Trustee such amendments to the applicable Pledge Agreement, or such additional Pledge Agreement, as the Administrative Agent deems necessary or advisable in order to grant to such Trustee, as security for the Secured Obligations secured under such Pledge Agreement, a perfected priority security interest in the Capital Stock of such new Subsidiary which is owned by the Company or any of its Subsidiaries (other than an Excluded Foreign Subsidiary), (ii) deliver to such Trustee the certificates representing such Capital Stock, together with undated stock powers, in blank, executed and delivered by a duly authorized officer of the Company or such pledgor Subsidiary, as the case may be, or take such other perfection actions in respect of such Capital Stock as shall be reasonably requested by the Administrative Agent to perfect its security interest therein,
(iii) cause such new Subsidiary to become a party to a Subsidiary Guarantee and the Security Agreement, (iv) take such actions as may be necessary or advisable to grant to the New Trustee perfected first priority and second priority security interests (subject to the Liens permitted by this Agreement) in the Collateral described in the Security Agreement with respect to such new Subsidiary, including the filing of Uniform Commercial Code financing statements in such jurisdictions as may be required by the Security Agreement or by law or as may be requested by the Administrative Agent, (v) deliver to the Administrative Agent copies of the documents specified in Section 9.1(b), (c) and (d) with respect to such new Subsidiary and (vi) if reasonably requested by the Administrative Agent, deliver to the Administrative Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent.

          (b) With respect to any new Excluded Foreign Subsidiary (other than any such Subsidiary which is of the type described in clause (i) or (iv) of the definition of Excluded Foreign Subsidiary in Section 1.1) created or acquired after the Restatement Effective Date by the Company or any of its Domestic Subsidiaries, the Company or such Domestic Subsidiary, as applicable, shall promptly (i) execute and deliver to the Administrative Agent such amendments or supplements to the applicable Pledge Agreement, or such new Pledge Agreement, as the Administrative Agent deems necessary or advisable in order to grant to the relevant Trustee, as security for the Secured Obligations secured under such Pledge Agreement, a perfected priority security interest in the Capital Stock of such new Subsidiary which is owned by the Company or any of its Domestic Subsidiaries (provided that in no event shall more than 65% of the total outstanding Capital Stock of any such new Excluded Foreign Subsidiary be required to be so pledged), (ii) deliver to such Trustee the certificates representing such Capital Stock, together with undated stock powers, in blank, executed and delivered by a duly authorized officer of the Company or such Subsidiary, as the case may be and (iii) if requested by the Administrative Agent, deliver to the Administrative Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent.

          (c)  Notwithstanding anything in this Section 10.11 to the contrary,
(i) shares of the Capital Stock of Netherlands BV II and Netherlands BV IV shall not be required to be pledged hereunder, and shares of Capital Stock of any other Foreign Subsidiary shall not be required to be pledged hereunder to the extent that, in the good faith judgment of the Company, the pledging of such Capital Stock would result in adverse tax consequences to the Company or would be unlawful and (ii) so long as the Existing Accounts Receivable Financing Program or any similar program is in effect, the Receivables Subsidiary or any Subsidiary created under a subsequent receivables financing program shall not be required to become a party to a Subsidiary Guarantee or to create a security interest in any of its assets.

          (d) With respect to any property of the type covered by the Security Agreement acquired after the Restatement Effective Date by the Company or any Subsidiary (other than any Excluded Joint Venture or any Shell Subsidiary, in each case so long as it qualifies as such) (other than (x) any property described in paragraph (a), (b) or (e) of this Section 10.11, (y) any property subject to a Lien expressly permitted by Section 11.4(m)(ii) and (z) property acquired by any Excluded Foreign Subsidiary) as to which the New Trustee under the New Trust Agreement does not have a perfected Lien, promptly (i) execute and deliver to the Administrative Agent such amendments to the Security Agreement or such other documents as the Administrative Agent deems necessary or advisable to grant to such Trustee, as security for the Secured Obligations secured under the Security Agreement, a security interest in such property and (ii) take all actions as may be necessary or advisable to grant to such Trustee, perfected first priority and second priority security interests in such property, including the filing of Uniform Commercial Code financing statements in such jurisdictions as may be required by the Security Agreement or by law or as may be requested by the Administrative Agent.

          (e) With respect to any fee interest in (A) any real property having a value (together with improvements thereof) of at least $1,000,000 acquired after the Restatement Effective Date by the Company or any Subsidiary and (B) any Excluded Real Property, having a value (together with improvements thereof) of at least $1,000,000, not disposed of within 180 days after the Restatement Effective Date (in each case, other than (x) any such real property subject to a Lien expressly permitted by Section 11.4(m)(ii) and (y) real property acquired or owned by any Excluded Foreign Subsidiary or any Excluded Joint Venture), promptly (i) execute and deliver two Mortgages, the first of which secures the First Priority Secured Obligations (as defined in the Security Agreement) and the second of which secures the Other Secured Obligations (as defined in the Security Agreement), each in favor of the New Trustee, covering such real property, and (ii) if requested by the Administrative Agent, (x) provide the Lenders with title and extended coverage insurance covering such real property in an amount at least equal to the purchase price of such real property as well as an ALTA survey thereof dated no earlier than 180 days prior to the date such real property was so acquired, together with a surveyor's certificate which certifies said survey to the Administrative Agent, and (y) use its reasonable efforts to cause to be provided any consents or estoppels in connection with such Mortgages, which, in the reasonable opinion of the Administrative Agent, are necessary to preserve the Lien of the Mortgages, each of the foregoing in form and substance reasonably satisfactory to the Administrative Agent.

          SECTION 10.12.  Foreign Collateral Matters.  Notwithstanding the
          ------------------------------------------
provisions of Section 9.1(g), (j) and (k) and Section 10.11 (but subject to
Section 10.11(c)):

          (a) with respect to any Foreign Subsidiary listed under the heading "Foreign Subsidiaries of which 65% of the Capital Stock is to be Pledged" in
Schedule VI, the Company shall take the actions required by Section 9.1(j) and
(k) (to the extent such actions have not already been taken pursuant to the Existing Credit Agreement) to pledge 65% of the Capital Stock of each such Foreign Subsidiary, and shall cause the applicable legal opinions required by
Section 9.1(g) to be delivered, as promptly as practicable, and in any event within 120 days after the Restatement Effective Date; and with respect to any Foreign Subsidiary listed under the heading "Foreign Subsidiaries of which 100% of the Capital Stock is to be Pledged" in Schedule VI, the Company shall take the actions required by Section 9.1(j) and (k) (to the extent such actions have not already been taken pursuant to the Existing Credit Agreement) to pledge 100% of the Capital Stock of each such Foreign Subsidiary, and shall cause the applicable legal opinions required by Section 9.1(g) to be delivered, as promptly as practicable, and in any event within 120 days after the Restatement Effective Date; and

          (b) the Company may satisfy the requirements of Sections 9.01(g), (j) and (k) and Section 10.11 with respect to any Excluded Foreign Subsidiary by transferring all of the Capital Stock of such Excluded Foreign Subsidiary to F-M International Group Inc.

          SECTION 10.13.  Mortgages, etc.  On or prior to the date which is 60
          ------------------------------
days following the Restatement Effective Date (such period of 60 days, the "Mortgage Period"):
 ---------------

          (a) the Company shall cause to be delivered to the New Trustee, two Mortgages with respect to each Mortgaged Property listed in Schedule VII, executed and delivered by a duly authorized officer of each party thereto, the first such Mortgage with respect to each Mortgaged Property securing the First Priority Secured Obligations (as defined in the Security Agreement) and the second such Mortgage with respect to each Mortgaged Property securing the Other Secured Obligations (as defined in the Security Agreement);

          (b) the Company shall cause to be delivered to the New Trustee, and the title insurance company issuing the policy referred to in clause (c) below (the "Title Insurance Company") shall have received, a land survey of
                 -----------------------
     the sites of the Mortgaged Properties certified to the New Trustee and the Title Insurance Company in a manner reasonably satisfactory to them, dated a date reasonably satisfactory to the Administrative Agent and the Title Insurance Company by an independent licensed land surveyor reasonably satisfactory to the Administrative Agent, which survey shall be made in accordance with the Minimum Standard Detail Requirements for Land Title Surveys jointly established and adopted by the American Land Title Association and the American Congress on Surveying and Mapping in 1992, and, without limiting the generality of the foregoing, there shall be surveyed and shown on such surveys the following: (i) the locations on such sites of all the buildings, structures and other improvements and the established building setback lines; (ii) the lines of streets abutting the sites and width thereof; (iii) all access and other easements appurtenant to the sites; (iv) all roadways, paths, driveways, easements, encroachments and overhanging projections and similar encumbrances affecting the site, whether recorded, apparent from a physical inspection of the sites or otherwise known to the surveyor; (v) any encroachments on any adjoining property by the building structures and improvements on the sites; and (vi) the flood zone designations, if any, in which the Mortgaged Properties are located (provided that if the Administrative Agent determines that it is reasonable to do so, the Administrative Agent may accept a survey in respect of any parcel of Mortgaged Property not conforming to the requirements specified above in this paragraph (b));

          (c) the New Trustee shall have received in respect of each Mortgaged Property a mortgagee's title insurance policy (or policies) or marked up binder for such insurance. Each such policy shall (i) be in an amount reasonably satisfactory to the Administrative Agent; (ii) insure that the Mortgages insured thereby create a valid first Lien and a valid second Lien on such Mortgaged Property free and clear of all defects and encumbrances, except as disclosed therein; (iii) name the New Trustee for the benefit of the Lenders as the insured thereunder; (iv) be in the form of ALTA Loan Policy- 1992 (or equivalent policies); (v) contain such endorsements and affirmative coverage (consistent with the other provisions contained herein) as the Administrative Agent may reasonably request and (vi) be issued by title companies reasonably satisfactory to the Administrative Agent (including any such title companies acting as co-insurers or reinsurers, at the option of the Administrative Agent). The Administrative Agent shall have received evidence reasonably satisfactory to it that all premiums in respect of each such policy, all charges for mortgage recording tax, and all related expenses, if any, have been paid;

          (d) if requested by the Administrative Agent with respect to any Mortgaged Property which includes a material improvement located within an area designated as a flood hazard zone, the Administrative Agent shall have received (i) a policy of flood insurance that (A) covers any parcel of improved real property that is encumbered by any Mortgage (B) is written in an amount not less than the outstanding principal amount of the Indebtedness secured by such Mortgage that is reasonably allocable to such real property or the maximum limit of coverage made available with respect to the particular type of property under the National Flood Insurance Act of 1968, whichever is less, and (C) has a term ending not later than the maturity of the Indebtedness secured by such Mortgage and (ii) confirmation that the Company has received the notice required pursuant to Section 208(e)(3) of Regulation H of the Board; and

          (e) the Administrative Agent shall have received a copy of recorded documents referred to, or listed as exceptions to title in, the title policy or policies referred to in clause (c) above and a copy of all other material documents in the possession of the Company affecting the Mortgaged Properties, in each case to the extent requested by the Administrative Agent;

provided, that (i) if (A) the Company delivers to the Administrative Agent and
--------
each Lender prior to the expiration of the Mortgage Period a report detailing the actions taken by or on behalf of the Company prior to the date of such report to comply with the requirements of this Section 10.13, and (B) the Administrative Agent determines that the Company has proceeded and is proceeding diligently to comply with its obligations under this Section 10.13, the Administrative Agent may, without the consent of any of the Lenders, grant one 30-day extension of the Mortgage Period, (ii) if on or before the end of any 30-day extension granted pursuant to the foregoing clause (i), the Company has completed the requirements set forth above in this Section

10.13 with respect to at least 90% in number of the properties required by this
Section 10.13 to be mortgaged (excluding, for purposes of determining such percentage, any leasehold properties) the Company may, with the consent of the Required Lenders, be granted such additional extensions of the Mortgage Period as the Required Lenders shall approve and (iii) if on or before the end of any 30-day extension granted pursuant to the foregoing clause (i), the Company has completed the requirements set forth above in this Section 10.13 with respect to less than 90% in number of the properties required by this Section 10.13 to be mortgaged (excluding, for purposes of determining such percentage, any leasehold properties), any further extensions of the Mortgage Period may be granted only if the Supermajority Lenders consent thereto.

Notwithstanding the foregoing, with respect to any Mortgaged Property constituting a leasehold interest and/or which is subject to the terms of an Operating Agreement (as such term is defined in the form of Mortgage attached as Exhibit E), the obligations of the Company to deliver the items described in Sections 10.13(a) through (e) (inclusive) are subject to the Company obtaining any consents, estoppels or other instruments or documents from third parties which are necessary in order for the Company to comply with its obligations in Sections 10.13(a) through (e) (inclusive), provided, however, the Company agrees
                                           --------
to exercise reasonable efforts to obtain any such consents, estoppels or other instruments or documents.

                        ARTICLE XI  NEGATIVE COVENANTS
                                    ------------------

          From and after the Restatement Effective Date, the Company hereby covenants and agrees that so long as any of the Commitments remain in effect, any Loan remains outstanding and unpaid or any other amount is owing to any Lender or the Administrative Agent hereunder, the Company will comply with the covenants set forth below in this Article XI:

          SECTION 11.1.  Cash Flow Coverage.  The Company will not permit the
          ---------------------------------
Cash Flow Coverage for any period of four consecutive fiscal quarters ending during any period set forth below to be less than the ratio set forth below for such period.

       Period                                Cash Flow Coverage
       ------                                ------------------

       Restatement Effective Date -              1.50 to 1.0
       December 30, 2000

       December 31, 2000 - December 30,          0.75 to 1.0
       2001

       December 31, 2001 - June 29, 2002         1.00 to 1.0

       June 30, 2002 - December 30, 2002         1.25 to 1.0

       December 31, 2002 and thereafter          1.50 to 1.0

          SECTION 11.2.  Consolidated Leverage Ratio.  The Company will not
          ------------------------------------------
permit the Consolidated Leverage Ratio at the last day of any fiscal quarter ending during any period set forth below to be greater than the ratio set forth below for such period:

        Restatement Effective Date -                     4.00 to 1.0
        December 30, 2000

        December 31, 2000 - December 30,                 5.75 to 1.0
        2001

        December 31, 2001 - September 29,                5.25 to 1.0
        2002

        September 30, 2002 - December 30,                5.00 to 1.0
        2002

        December 31, 2002 - December 30,                 4.50 to 1.0
        2003

        December 31, 2003 - December 30,                 4.00 to 1.0
        2004

        December 31, 2004 and thereafter                 3.50 to 1.0

          SECTION 11.3.  Maintenance of Consolidated Net Worth.  The Company
          ----------------------------------------------------
will not permit Consolidated Net Worth at any time to be less than $2,000,000,000.

          SECTION 11.4.  Limitation on Liens.  The Company will not, nor will it
          ----------------------------------
permit any of its Subsidiaries to, create, assume or incur or suffer to be created, assumed or incurred or to exist any Lien on any of its properties or assets, whether now owned or hereafter acquired, provided, however, that the foregoing restriction shall not apply to the following:

          (a)  Liens existing on the date of this Agreement and described on
Schedule III;

          (b) Liens on cash or Cash Equivalents to secure the obligations of the Company or any Subsidiary under any Specified Hedge Agreement entered into in the ordinary course of business and not for speculative purposes;

          (c)  Liens in favor of the Company or any Wholly Owned Subsidiary;

          (d) Liens in favor of any Governmental Authority to secure progress, advance or other payments pursuant to any contract or provision of any statute;

          (e) any extension, renewal or replacement (or successive extensions, renewals or replacements), as a whole or in part, of any Lien referred to in the clauses (a) through (d), and (m) through (t), inclusive, of this Section 11.4; provided that (i) no such extension, renewal or replacement shall result in an
--------
increase in the liabilities secured thereby and (ii) such extension, renewal or replacement Lien shall be limited to all or a part of the same property that secured the Lien so extended, renewed or replaced (plus additions, accessions, replacements and improvements to such property);

          (f) Liens for taxes, assessments or governmental charges not yet due or which are being contested in good faith and by appropriate proceedings diligently pursued if adequate reserves with respect thereto are maintained on the books of the Company or such Subsidiary, as the case may be, in accordance with GAAP or in the case of a Subsidiary located outside the

United States, general accounting principles in effect from time to time in their respective jurisdictions of incorporation;

          (g) carriers', warehousemen's, mechanics', landlords', materialmen's, repairmen's, suppliers' or other like Liens arising in the ordinary course of business (A) which are not overdue for a period of more than 60 days or (B) which are being contested in good faith and by appropriate proceedings diligently pursued if adequate reserves with respect thereto are maintained on the books of the Company or such Subsidiary, as the case may be, in accordance with GAAP;

          (h) easements, rights-of-way, zoning and similar restrictions and other encumbrances or title defects incurred in the ordinary course of business which, in the aggregate, are not greater than $15,000,000 (to the extent the dollar values of such encumbrances are calculable) and which do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of the Company or its Subsidiaries;

          (i) any attachment or judgment lien, unless the judgment it secures shall be in an amount equal to $50,000,000 or more and such judgment shall not, within 30 days after the entry thereof, have been discharged or execution thereof stayed pending appeal, or shall not have been discharged within 30 days after the expiration of any such stay;

          (j) pledges or deposits in connection with workers' compensation, unemployment insurance and other social legislation and deposits securing liability to insurance carriers under insurance or self-insurance arrangements;

          (k) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

          (l)    Liens created pursuant to the Security Documents;

          (m) Liens incidental to the conduct of the Company's or any Subsidiary's business or the ownership of its property and assets, including, without limitation, (i) Liens that were incurred in connection with the borrowing of money or the obtaining of advances or credit or capital leases and
(ii) Liens on property or assets existing at the time of the acquisition thereof (including acquisition through merger or consolidation) or to secure the payment of all or any part of the purchase price or construction cost thereof or to secure any Indebtedness incurred prior to, at the time of, or within six months after, the acquisition or completion of such property or assets for the purpose of financing all or any part of the purchase price or construction cost thereof; provided, however, that the aggregate amount of obligations secured by all of
--------  -------
the foregoing Liens referred to in this paragraph (m), plus the aggregate amount of all Other Permitted Obligations, does not at any time exceed in the aggregate for the Company and its Subsidiaries $75,000,000;

          (n) Liens granted by a special-purpose, Wholly Owned Subsidiary of the Company that purchases accounts receivable from the Company and its Subsidiaries to the extent such Liens are granted on such accounts receivable (and related assets customarily pledged in connection with similar transactions, such as promissory notes evidencing such receivables and software and records relating to such receivables) to secure the payment of indebtedness of such Wholly Owned Subsidiary;

          (o) Liens on assets of a Foreign Subsidiary (and its Foreign Subsidiaries) to secure such Foreign Subsidiary's (and such Foreign Subsidiaries') obligations under a Foreign Credit Facility;

          (p) Liens on assets of a Foreign Subsidiary to secure Indebtedness permitted by Section 11.5(j);

          (q) Liens created in the ordinary course of business in favor of banks and other financial institutions over credit balances of any bank accounts of the Company or any of its Subsidiaries held at such banks or financial institutions, as the case may be, to facilitate the operation of cash pooling and/or interest set-off arrangements in respect of such bank accounts in the ordinary course of business;

          (r)    [RESERVED];

          (s) Liens arising from leases, subleases or licenses granted to others which do not interfere in any material respect with the business of the Company or any Subsidiary;

          (t) any interest or title of the lessor in the property subject to any operating lease entered into by the Company or any Subsidiary in the ordinary course of business, including, without limitation, any matters to which such lessor's interest is subject; and

          (u) Liens arising by virtue of any statutory or common law provision relating to bankers' liens, rights of set-off or similar rights and remedies as to deposit accounts.

          SECTION 11.5.  Limitation on Indebtedness. The Company will not, and
          -----------------------------------------
will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Indebtedness, except:

          (a)    Indebtedness of any Loan Party pursuant to any Loan Document;

          (b) Indebtedness of the Company to any Subsidiary and of any Subsidiary which is a party to a Subsidiary Guarantee to the Company or any other Subsidiary;

          (c) (i) Indebtedness described in Schedule 11.5(c) of the Special Purpose Subsidiaries, (ii) Indebtedness of any Subsidiary which is not a party to a Subsidiary Guarantee owing to any other Subsidiary which is not a party to a Subsidiary Guarantee and (iii) Indebtedness in the form of any investment permitted by Section 11.11;

          (d) Indebtedness of the Company (i) having a final maturity after the Revolving Credit Termination Date and (ii) the Net Cash Proceeds of which are applied to reduce the Revolving Credit Commitments and prepay the Term Loans in accordance with Section 7.4(d)(ii);

          (e)    Subordinated Debt; provided, that the Net Cash Proceeds thereof
                                    --------
are applied to reduce the Revolving Credit Commitments and prepay the Term Loans in accordance with Section 7.4(d)(ii);

          (f)    Indebtedness outstanding on the date hereof and listed on
Schedule IV and any refinancings, refundings, renewals or extensions thereof (without any increase in the principal amount thereof);

          (g)    [RESERVED];

          (h) additional Indebtedness of the Company and its Subsidiaries (including, without limitation, (i) Indebtedness of Foreign Subsidiaries to the Company, any other Subsidiary or any other Person, (ii) capital lease obligations and (iii) Indebtedness of any Person which becomes a Subsidiary or is merged with or into the Company after the date of this Agreement, provided
                                                                     --------
that in the case of Indebtedness described by the foregoing clause (iii), (A) such Indebtedness was in existence on the date such Person became a Subsidiary or merged with or into the Company, (B) such Indebtedness was not created in contemplation of such Person becoming a Subsidiary or merging with or into the Company and (C) immediately after giving effect to the acquisition of such Person by the Company no Default or Event of Default shall have occurred and be continuing), provided, that the aggregate amount of Other Permitted Obligations,
             --------
plus the aggregate amount of all obligations secured by Liens permitted pursuant to Section 11.4(m), shall not at any time exceed in the aggregate for the Company and its Subsidiaries $75,000,000;

          (i)    Indebtedness in respect of the Foreign Credit Facilities;

          (j)    Indebtedness of the Foreign Subsidiaries (the "Additional
                                                                ----------
Foreign Credit Facilities") incurred in the ordinary course of business for
-------------------------
general corporate purposes;

          (k) Indebtedness incurred in the ordinary course of business under corporate purchasing cards;

          (l) Indebtedness of any Foreign Subsidiary to the Company or any Domestic Subsidiary in an aggregate principal amount (excluding amounts covered under another provision of this Section 11.5) for all Foreign Subsidiaries not to exceed, together with the amount of Investments made pursuant to Section 11.11(p), $175,000,000 at any one time outstanding;

          (m) Indebtedness of T & N owing directly or indirectly to the Company or any Subsidiary in connection with the payment of asbestos claims;

          (n) Indebtedness incurred in the ordinary course of business for the purposes set forth in Section 11.4(q) and secured by Liens permitted by
Section 11.4(q);

          (o) Indebtedness in connection with Hedge Agreements to the extent not prohibited by Section 11.18; and

          (p) Indebtedness secured by Liens permitted by Sections 11.4(d) and 11.4(f) through (k), inclusive, and 11.4(s) (to the extent the obligations secured thereby constitute Indebtedness).

          SECTION 11.6.  Limitation on Guaranties. The Company will not, and
          ---------------------------------------
will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Guaranty except:

          (a)    Guaranties in existence on the date hereof and listed on
Schedule IV and Guaranties of any refinancings, refundings, renewals or extensions of the Indebtedness or obligations guaranteed thereby, provided that
                                                                  --------
the amount of such Indebtedness or obligations are not increased;

          (b)    the Subsidiary Guarantees;

          (c)    Guaranties of Indebtedness permitted under clauses (a) through
(d) and clause (h) of Section 11.5;

          (d) additional Guaranties in respect of Indebtedness and other obligations not exceeding $50,000,000 at any time outstanding;

          (e) Guaranties by the Company or any Subsidiary of the Foreign Credit Facilities;

          (f) Guaranties of the Loan Parties in respect of Subordinated Debt, which Guaranties shall have subordination terms acceptable to the Administrative Agent, acting reasonably;

          (g) Guarantees by any Subsidiary which is a party to a Subsidiary Guarantee of obligations of the Company or any Subsidiary in respect of Surety Bonds;

          (h) Guaranties by any Subsidiary which is a party to a Subsidiary Guarantee of Indebtedness incurred under the Indentures;

          (i) Guaranties of any Person which becomes a Subsidiary of the Company or is merged with or into the Company after the date of this Agreement; provided that (i) such Guaranty was in existence on the date such Person became
--------
a Subsidiary or was merged with or into the Company, (ii) such Guaranty was not created in contemplation of such Person becoming a Subsidiary or merging with or into the Company, (iii) immediately after giving effect to the acquisition of such Person by the Company, no Default or Event of Default shall have occurred and be continuing and (iv) the aggregate amount of Other Permitted Obligations, plus the aggregate amount of all obligations secured by Liens permitted pursuant to Section 11.4(m), shall not at any time exceed in the aggregate for the Company and its Subsidiaries $75,000,000; and

          (j) Guaranties (other than Letters of Credit) by the Company of Indebtedness permitted under Section 11.5(j) not exceeding $120,000,000 in aggregate principal amount at any time outstanding.

          SECTION 11.7.  Limitation on Fundamental Changes. The Company will
          ------------------------------------------------
not, and will not permit any of its Subsidiaries to, enter into any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or Dispose of all or substantially all of its Property or business, or make any material change in its present method of conducting business, except:

          (a) any Subsidiary of the Company may be merged or consolidated with or into the Company (provided that the Company shall be the continuing or
                          --------
surviving corporation) or with or into any Subsidiary which is a party to a Subsidiary Guarantee (provided that such
                      --------

Subsidiary which is a party to a Subsidiary Guarantee shall be the continuing or surviving corporation) or with or into any Person (provided that the surviving corporation of such merger or consolidation continues to be a Subsidiary and such merger or consolidation is permitted by Section 11.11) and any Subsidiary of the Company which is not a party to a Subsidiary Guarantee may be merged or consolidated with or into any other Subsidiary which is not a party to a Subsidiary Guarantee;

          (b) any Subsidiary of the Company may Dispose of any or all of its assets (upon voluntary liquidation or otherwise) to the Company or any Subsidiary which is a party to a Subsidiary Guarantee, and any Subsidiary of the Company which is not a party to a Subsidiary Guarantee may Dispose of assets to any other Subsidiary which is not a party to a Subsidiary Guarantee;

          (c)    Dispositions permitted by Sections 11.8(a), (d), (e), (i) and
(j); and

          (d)    any Shell Subsidiary may be dissolved.

          SECTION 11.8.  Limitation on Sale of Assets. The Company will not, and
          -------------------------------------------
will not permit any of its Significant Subsidiaries to, Dispose of any of its Property or business (including, without limitation, receivables and leasehold interests), whether now owned or hereafter acquired, or, in the case of any Subsidiary, issue or sell any shares of such Subsidiary's Capital Stock to any Person, except:

          (a) the Disposition of obsolete, outdated, inefficient or worn out equipment and other personal property in the ordinary course of business;

          (b)    the sale of inventory in the ordinary course of business;

          (c) Dispositions permitted by Sections 11.7(a) and (b) or constituting an Investment permitted by Section 11.11;

          (d) the sale or issuance of the Capital Stock of any Subsidiary which is a party to a Subsidiary Guarantee to the Company or any Subsidiary, or the sale or issuance of Capital Stock of any Foreign Subsidiary to any other Foreign Subsidiary;

          (e) sales of receivables under the Company's Existing Accounts Receivable Financing Program (as amended from time to time) or any replacement program; provided that the principal amount of the Company's Existing Accounts
         --------
Receivable Financing Program or any replacement thereof may not be increased to an aggregate principal amount greater than $500,000,000;

          (f) sales of receivables of any Foreign Subsidiary under such Foreign Subsidiary's accounts receivable financing program (as amended from time to time) or any replacement program;

          (g)    the Disposition of any Excluded Real Property;

          (h) Dispositions pursuant to sale and leaseback transactions permitted pursuant to Section 11.13;

          (i)    the transactions described in Section 11.10 may be consummated;
and

          (j) any other sales of assets (including Capital Stock of Subsidiaries); provided, that (i) any such sales must be at arms' length and for
               --------
fair market value, (ii) at least 80% of the consideration therefor must be in the form of cash and/or Cash Equivalents (unless such asset sale yields proceeds (net of similar types of fees, commissions and reserves described in the definition of "Net Cash Proceeds") to the Company and its Subsidiaries not greater than $10,000,000 (and an amount which, together with the proceeds (net of similar types of fees, commissions and reserves described in the definition of "Net Cash Proceeds") from the Disposition of all other assets pursuant to this provision where less than 80% of the consideration was in the form of cash and/or Cash Equivalents, would not exceed $25,000,000)) and (iii) the Net Cash Proceeds thereof are applied to the reduction of the Revolving Credit Commitments and the prepayment of the Term Loans to the extent required by
Section 7.4(d)(i).

          SECTION 11.9.  Limitation on Restricted Payments. The Company will
          ------------------------------------------------
not, and will not permit any of its Subsidiaries to, declare or pay any dividend (other than dividends payable solely in common stock of the Person making such dividend) on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any shares of any class of Capital Stock of the Company or any Subsidiary or any warrants or options to purchase any such Capital Stock, whether now or hereafter outstanding, or make any other distribution in respect thereof (other than payments solely in common stock of the Company, or, in the case of such payments made by a Subsidiary to the Company or another Wholly Owned Subsidiary, stock of the Person making such payments), either directly or indirectly, whether in cash or property or in obligations of the Company or any Subsidiary (collectively, "Restricted
                                                             ----------
Payments"), except that:
--------

          (a) any Subsidiary may make Restricted Payments to the Company or any Subsidiary which is a party to a Subsidiary Guarantee, and any Foreign Subsidiary may make Restricted Payments to any Foreign Subsidiary;

          (b) so long as no Default or Event of Default shall have occurred and be continuing, the Company may pay dividends in respect of its preferred stock at the stated rate;

          (c) the Company may issue common stock upon conversion of any of its convertible preferred stock, or the preferred stock of an Affiliate described in the second sentence of the definition of "Capital Stock"; and

          (d) payments by Federal-Mogul Financing Trust in respect of the 7% Trust Convertible Preferred Securities of Federal-Mogul Financing Trust.

          SECTION 11.10. Restrictions on Special Purpose Subsidiaries. The
          -----------------------------------------------------------
Company will not permit any Special Purpose Subsidiary to (a) create, assume, incur or suffer to exist any Lien, any Indebtedness (other than Indebtedness owing to other Special Purpose Subsidiaries or Subsidiaries that are guarantors under a Subsidiary Guarantee), any Guaranty or any other liabilities, direct or contingent or (b) conduct, transact or otherwise engage in any business or other operations other than owning the stock of its Subsidiaries and activities directly related thereto, except that, notwithstanding the foregoing:

                 (i) the Special Purpose Subsidiaries may execute and deliver the Loan Documents to which they are parties, incur and perform their obligations thereunder and create and suffer to exist the Liens created thereby and may execute and deliver the Guaranties permitted by Section 11.6 and perform their obligations thereunder; and

                 (ii) the Special Purpose Subsidiaries may perform obligations under the Investments permitted above and under their respective organic documents and other Requirements of Law, may incur obligations to Governmental Authorities in the ordinary course of business, such as income and franchise tax liabilities and other incidental liabilities, and may incur other immaterial liabilities directly related and incidental to the permitted activities enumerated above.

          SECTION 11.11. Limitation on Investments, Loans and Advances. The
          ------------------------------------------------------------
Company will not, and will not permit any of its Subsidiaries to, make any advance, loan, extension of credit (by way of guaranty of obligations of such Person or otherwise) or capital contribution to, or purchase any stock, bonds, notes, debentures or other securities of or any assets constituting all or a material part of a business unit of, or make any other investment in, any Person ("Investments"), except:
  -----------

          (a) extensions of trade credit and the conversion of overdue trade receivables into notes receivable, in each case in the ordinary course of business;

          (b)    Investments in Cash Equivalents;

          (c)    Guaranties permitted by Section 11.6;

          (d) loans and advances to employees of the Company or its Subsidiaries in the ordinary course of business (including, without limitation, for travel, entertainment and relocation expenses);

          (e) Investments consisting of the purchase of the Capital Stock or all or substantially all of the assets of any Person, if the purpose and effect of such Investment is the acquisition, directly or indirectly, of fixed or capital assets, and such Investment is made in lieu of the purchase or construction by the Company or its Subsidiaries of such fixed or capital assets;

          (f) Investments (x) by any Subsidiary in the Company or (y) by the Company or any of its Subsidiaries in any Person that, prior to such investment, is a Subsidiary and which, prior to or simultaneously with such investment, is or becomes a party to a Subsidiary Guarantee or (z) by the Company or any of its Subsidiaries in the Receivables Subsidiary or any other Subsidiary created pursuant to a receivables financing program permitted hereunder;

          (g)    the Investments described in Section 11.10;

          (h) Investments by a Subsidiary which is not a party to a Subsidiary Guarantee in any other Subsidiary which is not a party to a Subsidiary Guarantee;

          (i) Investments to the extent that the consideration paid by the Company and its Subsidiaries is Capital Stock of the Company (provided that if
                                                              --------
such Investment is the acquisition of, in a single transaction or in a series of related transactions, all or substantially all of the equity interests of any Person, such acquisition is approved by the board of directors or analogous governing body of such Person);

          (j) in addition to Investments otherwise expressly permitted by this Section 11.11, Investments by the Company or any of its Subsidiaries in an aggregate amount (valued at cost) not to exceed at any time outstanding the sum of (i) $25,000,000 and (ii) the Net Cash Proceeds from Asset Sales which are not required to be applied to the reduction of the Commitments and the prepayment of the Loans pursuant to Section 7.4(d)(i) (provided that if such Investment is the
                                         --------
acquisition of, in a single transaction or in a series of related transactions, all or substantially all of the equity interests of any Person, such acquisition is approved by the board of directors or analogous governing body of such Person);

          (k)    Investments permitted by Sections 11.7(a) and (b);

          (l) Investments in connection with Indebtedness incurred under Sections 11.5(c), (l), (m) and (n);

          (m) Investments by the Company and any of its Subsidiaries in existing or potential suppliers from whom the Company reasonably expects to obtain a material commercial benefit in an aggregate amount (valued at cost) not to exceed $25,000,000 at any one time after the date hereof;

          (n) Investments existing on the date hereof (or in respect of which a binding commitment exists on the date hereof) and set forth on Schedule 11.11(n);

          (o) Investments by the Company or any Subsidiary directly or indirectly in T & N in connection with the payment of asbestos claims; and

          (p) Investments by the Company or any Domestic Subsidiary in any Foreign Subsidiary in an aggregate amount (excluding amounts covered under another provision of this Section 11.11) not to exceed, together with the amount of Indebtedness incurred pursuant to Section 11.5(l), $175,000,000 at any one time.

          SECTION 11.12. Limitation on Optional Payments and Modifications of
          -------------------------------------------------------------------
Debt Instruments, Certain Derivative Transactions, etc. The Company will not,
------------------------------------------------------
and will not permit any of its Subsidiaries to, (a) make or offer to make any optional payment, prepayment, repurchase or redemption of or otherwise optionally defease or optionally segregate funds with respect to (i) any Indebtedness under the Indentures, (ii) any Subordinated Debt or (iii) any other Indebtedness of the Company or any of its Subsidiaries with an aggregate principal amount of at least $1,000,000 (any such Indebtedness referred to in clauses (i), (ii) or (iii), "Excluded Debt") (other than in connection with a
                             -------- ----
refinancing otherwise permitted hereunder), (b) enter into any derivative transaction or similar transaction (other than employee compensation and benefits arrangements) obligating the Company or any of its Subsidiaries to make payments to any other Person as a result of a change in market value of Excluded Debt or Capital Stock of the Company or (c) amend, modify, waive or otherwise change, or consent or agree to any amendment, modification, waiver or other change to, any of the terms of any Excluded Debt (other than any such amendment, modification, waiver or other change which would extend the maturity or reduce the amount of any payment of principal thereof or which would reduce the rate or extend the date for payment of interest thereon or which would otherwise not materially impair the interests of the Lenders).

          SECTION 11.13. Limitation on Sales and Leasebacks. The Company will
          -------------------------------------------------
not, and will not permit any Subsidiary to, enter into any arrangement after the date hereof with any Person providing for the leasing by the Company or any Subsidiary of real or personal property which has been or is to be sold or transferred by the Company or such Subsidiary to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of the Company or such Subsidiary; provided, that (i) the Company and its Subsidiaries may consummate sale and leaseback transactions in which the transferee is the Company or a Subsidiary which is a party to a Subsidiary Guarantee, and any Subsidiary which is not a party to a Subsidiary Guarantee may consummate sale and leaseback transactions in which the transferor is another Subsidiary which is not a party to a Subsidiary Guarantee and (ii) the Company may consummate other sale and leaseback transactions so long as after giving effect thereto the amount of Other Permitted Obligations, plus the aggregate amount of obligations secured by Liens permitted by Section 11.4(m), does not at any time exceed in the aggregate for the Company and its Subsidiaries $75,000,000.

          SECTION 11.14. Limitation on Restrictions on Subsidiary Distributions.
          ---------------------------------------------------------------------
The Company will not, and will not permit any Significant Subsidiary to, enter into or suffer to exist or become effective any consensual encumbrance or restriction on the ability of any Significant Subsidiary of the Company to (a) pay dividends or make any other distributions in respect of any Capital Stock of such Significant Subsidiary held by, or pay any Indebtedness owed to, the Company or any other Subsidiary of the Company, (b) make loans or advances to the Company or any other Subsidiary of the Company or (c) transfer any of its assets to the Company or any other Subsidiary of the Company, except for such encumbrances or restrictions existing under or by reason of (i) any restrictions existing under the Loan Documents, (ii) any restrictions with respect to a Subsidiary imposed pursuant to an agreement which has been entered into in connection with the Disposition of all or substantially all of the Capital Stock or assets of such Subsidiary, (iii) any restrictions with respect to assets encumbered by a Lien permitted by Section 11.4 so long as such restriction applies only to the asset encumbered by such permitted Lien, (iv) any restrictions with respect to T & N and its Subsidiaries, or any of the entities acquired in the Cooper Automotive Acquisition, existing on the date of consummation of the Company's acquisition thereof and (v) any restrictions relating to Foreign Subsidiaries imposed in connection with the Foreign Credit Facilities and the Additional Foreign Credit Facilities.

          SECTION 11.15. Multiemployer Plans. The Company will not, as of any
          ----------------------------------
date, permit any liability to occur to which the Company or any Commonly Controlled Entity would become subject under ERISA if the Company or any such Commonly Controlled Entity were to withdraw completely from all Multiemployer Plans as of the valuation date most closely preceding such date.

          SECTION 11.16. Limitation on More Restrictive Covenants. The Company
          -------------------------------------------------------
shall not enter into any new debt agreement that would contain, nor enter into any amendment, supplement or other modification to any indenture, instrument or other agreement concerning the Funded Debt or any refinancing thereof, if such indenture, instrument or other agreement at the time entered into or after giving effect to any such amendment, supplement or other modification thereto, would contain (a) any covenant or event of default that is more restrictive on any Borrower than those set forth in this Agreement, (b) with respect to the Company, any covenant with respect to financial performance the scope of which is materially different from the covenants respecting such matters set forth in Sections 11.1, 11.2 or
11.3 or (c) any covenant which would prohibit the granting of liens on its assets by any Borrower or its Subsidiaries in favor of the Lenders, other than, in the case of this clause (c), Indebtedness incurred pursuant to Section 11.5(i) and in the case of clauses (a) and (c), Indebtedness incurred pursuant to Section 11.5(h) constituting a refinancing, refunding, extension or renewal of existing Indebtedness and having terms no more restrictive than the Indebtedness refinanced, refunded, extended or renewed thereby.

          SECTION 11.17. Affiliates. The Company, will not, nor will it permit
          -------------------------
any of its Significant Subsidiaries to, enter into any transaction (including, without limitation, the purchase or sale of any property or service) with, or make any payment or transfer to, any Affiliate (other than the Company or any of its Significant Subsidiaries) except in the ordinary course of business and pursuant to the reasonable requirements of the Company's or such Subsidiary's business and upon fair and reasonable terms no less favorable to the Company or such Subsidiary than the Company or such Subsidiary would obtain in a comparable arms-length transaction.

          SECTION 11.18. Hedge Agreements. The Company will not, and will not
          -------------------------------
permit any of its Subsidiaries, to enter into any Hedge Agreement other than Hedge Agreements entered into in the ordinary course of business to hedge against changes in interest rates, commodity prices or currency exchange rates, and in any event not for speculative purposes.

          SECTION 11.19. Cash Equivalents. The Company and its Domestic
          -------------------------------
Subsidiaries will not, at any time, unless the Supermajority Lenders shall otherwise agree, maintain Cash Equivalents in an aggregate amount in excess of $20,000,000 (other than (a) amounts maintained in connection with the Existing Accounts Receivable Financing Program or a replacement program permitted by this Agreement, (b) deposit accounts and cash management accounts maintained in the United States in the ordinary course of business in an aggregate amount for all such deposit accounts and cash management accounts not exceeding $25,000,000 at any time and (c) deposit accounts and cash management accounts maintained at Bank Mendes Gans (or a successor) in the ordinary course of business having a consolidated net positive balance at any time not exceeding $75,000,000), unless all Cash Equivalents in excess of such amount are maintained in a securities account in respect of which the Company or the relevant Subsidiary has executed and delivered to the New Trustee a control agreement, the effect of which is to cause the New Trustee to have a perfected security interest in such securities account and in all Cash Equivalents from time to time credited thereto.

          SECTION 11.20. Shell Subsidiaries. The Company will not permit the
          ---------------------------------
Shell Subsidiaries, taken as a whole, to have assets (either directly or through any Subsidiary or other Capital Stock) with an aggregate value exceeding $500,000 at any time.

                            ARTICLE XII  GUARANTEE
                                         ---------

          SECTION 12.1.  Guarantee. (a) The Company hereby unconditionally and
          ------------------------
irrevocably guarantees to the Administrative Agent, for the ratable benefit of the Administrative Agent and the Lenders and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Foreign Subsidiary Borrowers (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

          (b) The Company further agrees to pay any and all expenses (including, without limitation, all reasonable fees and disbursements of counsel) which may be paid or incurred by the Administrative Agent, or any Lender in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, the Company under this Section. This Section shall remain in full force and effect until the Obligations are paid in full and the Commitments are terminated, notwithstanding that from time to time prior thereto the Borrowers may be free from any Obligations.

          (c) No payment or payments made by any Borrower or any other Person or received or collected by the Administrative Agent or any Lender from any Borrower or any other Person by virtue of any action or proceeding or any set-off or appropriation or application, at any time or from time to time, in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Company hereunder which shall, notwithstanding any such payment or payments, remain liable hereunder for the Obligations until the Obligations are paid in full and the Commitments are terminated.

          (d) The Company agrees that whenever, at any time, or from time to time, it shall make any payment to the Administrative Agent or any Lender on account of its liability under this Section, it will notify the Administrative Agent and such Lender in writing that such payment is made under this Section for such purpose.

          SECTION 12.2.  Right of Set-off. The Administrative Agent and each
          -------------------------------
Lender is hereby irrevocably authorized at any time and from time to time without notice to the Company, any such notice being expressly waived by the Company, to set off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Administrative Agent or such Lender (or any Affiliate of such Lender) to or for the credit or the account of the Company, or any part thereof in such amounts as the Administrative Agent or such Lender may elect, against or on account of the obligations and liabilities of the Company to the Administrative Agent or such Lender hereunder which are then due and payable and claims of every nature and description of the Administrative Agent or such Lender against the Company, in any currency, whether arising hereunder, under any other Loan Document or otherwise in connection therewith, as the Administrative Agent or such Lender may elect, whether or not the Administrative Agent or such Lender has made any demand for payment. The Administrative Agent and each Lender shall notify the Company promptly of any such set-off and the application made by the Administrative Agent or such Lender, as the case may be, of the proceeds thereof; provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Administrative Agent and each Lender under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Administrative Agent or such Lender may have.

          SECTION 12.3.  No Subrogation. Notwithstanding any payment or
          -----------------------------
payments made by the Company hereunder, or any set-off or application of funds of the Company by the Administrative Agent or any Lender, the Company shall not be entitled to be subrogated to any of the rights of the Administrative Agent or any Lender against the Foreign Subsidiary Borrowers or against any collateral security or guarantee or right of offset held by the Administrative Agent or any Lender for the payment of the Obligations, nor shall the Company seek or be entitled to seek any contribution or reimbursement from such Borrowers in respect of payments made by the Company hereunder, until all amounts owing to the Administrative Agent and the Lenders by such Borrowers on account of the Obligations are paid in full and the Commitments are terminated. If any amount shall be paid to the Company on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by the Company in trust for the Administrative Agent and the Lenders, segregated from other funds of the Company, and shall, forthwith upon receipt by the Company, be turned over to the Administrative Agent in the exact form received by the Company (duly indorsed by the Company to the Administrative Agent, if required), to be applied against the Obligations, whether matured or unmatured, in such order as Administrative Agent may determine. The provisions of this Section shall survive the termination of this Agreement and the payment in full of the Obligations and the termination of the Commitments.

          SECTION 12.4.  Amendments, etc. with respect to the Obligations;
          ----------------------------------------------------------------
Waiver of Rights. The Company shall remain obligated hereunder notwithstanding
----------------
that, without any reservation of rights against the Company, and without notice to or further assent by the Company, any demand for payment of any of the Obligations made by the Administrative Agent or any Lender may be rescinded by the Administrative Agent or such Lender, and any of the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent or any Lender, and any Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, in accordance with the provisions thereof as the Administrative Agent (or the requisite Lenders, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Administrative Agent or any Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. None of the Administrative Agent or any Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Agreement or any property subject thereto. When making any demand hereunder against the Company, the Administrative Agent or any Lender may, but shall be under no obligation to, make a similar demand on any Borrower or any other guarantor, and any failure by the Administrative Agent or any Lender to make any such demand or to collect any payments from any Foreign Subsidiary Borrower or any such other guarantor or any release of any Foreign Subsidiary Borrower or such other guarantor shall not relieve the Company of its obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Administrative Agent or any Lender against the Company. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

          SECTION 12.5.  Guarantee Absolute and Unconditional. The Company
          ---------------------------------------------------
waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Administrative Agent or any Lender upon this Agreement or acceptance of this Agreement; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Agreement; and all dealings between the Foreign Subsidiary Borrower and the Company, on the one hand, and the Administrative Agent and the Lenders, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon this

Agreement. The Company waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Foreign Subsidiary Borrowers and the Company with respect to the Obligations. This Article XII shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity, regularity or enforceability of this Agreement, any other Loan Document, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Administrative Agent or any Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Foreign Subsidiary Borrowers against the Administrative Agent or any Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Foreign Subsidiary Borrowers or the Company) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Foreign Subsidiary Borrowers for the Obligations, or of the Company under this Article XII, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against the Company, the Administrative Agent and any Lender may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Foreign Subsidiary Borrowers or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent or any Lender to pursue such other rights or remedies or to collect any payments from the Foreign Subsidiary Borrowers or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Foreign Subsidiary Borrowers or any such other Person or of any such collateral security, guarantee or right of offset, shall not relieve the Company of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent or any Lender against the Company. This Article XII shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Company and its successors and assigns, and shall inure to the benefit of the Administrative Agent and the Lenders, and their respective successors, indorsees, transferees and assigns, until all the Obligations and the obligations of the Company under this Agreement shall have been satisfied by payment in full and the Commitments shall be terminated, notwithstanding that from time to time during the term of this Agreement the Foreign Subsidiary Borrowers may be free from any Obligations.

          SECTION 12.6.  Reinstatement. This Article XII shall continue to be
          ----------------------------
effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Foreign Subsidiary Borrower or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any Foreign Subsidiary Borrower or any substantial part of its property, or otherwise, all as though such payments had not been made.

          SECTION 12.7.  Payments. The Company hereby agrees that all payments
          -----------------------
required to be made by it hereunder will be made to the Administrative Agent without set-off or counterclaim in accordance with the terms of the Obligations, including, without limitation, in the currency in which payment is due.

                        ARTICLE XIII  EVENTS OF DEFAULT
                                      -----------------
          If any of the following events shall occur and be continuing:

          (a) Any Borrower or L/C Subsidiary shall fail to pay any principal of any Loan made to it, or any Reimbursement Obligation owing by it, when due in accordance with the terms hereof; or any Borrower or L/C Subsidiary shall fail to pay any interest, fee or any other amount payable by it hereunder, within five days after any such interest, fee or other amount becomes due in accordance with the terms hereof; or

          (b) Any representation or warranty made or deemed made by any Loan Party herein or in any other Loan Document or which is contained in any certificate, document or financial or other statement furnished at any time under or in connection with this Agreement or any such other Loan Document shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

          (c) Any Borrower shall default in the observance or performance of any agreement contained in Sections 10.4(a) (with respect to the corporate existence of the Company), 10.6 (with respect to notices of Default and Events of Default), 10.12, 10.13 or Article XI; or

          (d) Any Loan Party shall default in the observance or performance of any other agreement contained in this Agreement or any other Loan Document (other than as provided in paragraphs (a) through (c) of this Article), and such default shall continue unremedied for a period of 30 days after receipt by such Borrower of notice of such default from the Administrative Agent or any Lender; or

          (e) (i) The Company or any of its Subsidiaries shall (A) default in any payment or payments of principal of or interest on any Material Indebtedness (other than the Loans), or in any payment or payments under any Material Guaranty (other than the Company Guaranty), in each case beyond the period of grace (not to exceed 30 days), if any, provided in the instrument or agreement under which such Material Indebtedness or Material Guaranty was created; (B) default in the observance or performance of any other agreement or condition relating to any Material Indebtedness (other than the Loans), or relating to any Material Guaranty (other than the Company Guaranty), or contained in any instrument or agreement evidencing, securing or relating to any such Material Indebtedness or Material Guaranty, beyond any applicable period of grace (not to exceed 30 days), or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Material Indebtedness or beneficiary or beneficiaries of such Material Guaranty (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Material Indebtedness to become due prior to its stated maturity or such Material Guaranty to become payable; (C) default in the observance or performance of any agreement or condition relating to any Material Hedge Agreement Obligation, or contained in any instrument or agreement evidencing, securing or relating to any such Material Hedge Agreement Obligation beyond any applicable period of grace (not to exceed 30 days), or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Material Hedge Agreement Obligation, to cause, with the giving of notice if required, such Material Hedge Agreement Obligation to become due prior to its stated maturity; or (D) default in the observance or performance of any agreement or condition relating to any Surety Bond or obligation guaranteed thereby, or contained in any instrument or agreement evidencing, securing or relating to any such Surety Bond or obligation beyond any applicable period of grace (not to exceed 30 days), or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the issuer of such Surety Bond, to cause, with the giving of notice if required, (1) such Surety Bond to be terminated,
(2) the beneficiary of such Surety Bond to demand payment thereunder or (3) or the Company or any Subsidiary to be required to cash collateralize the obligations of the account party under such Surety Bond; or (ii) the issuer of any Surety Bond shall make a payment thereunder pursuant to a demand for payment by the beneficiary of such Surety Bond; or

          (f) (i) Any Borrower or any of its Significant Subsidiaries shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or any Borrower or any of its Significant Subsidiaries shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against any Borrower or any of its Significant Subsidiaries any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against any Borrower or any of its Significant Subsidiaries any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) any Borrower or any of its Significant Subsidiaries shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) any Borrower or any of its Significant Subsidiaries shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

          (g) (i) Any Person shall engage in any Prohibited Transaction involving any Plan, (ii) any Accumulated Funding Deficiency, whether or not waived, shall exist with respect to any Plan or any Lien in favor of the PBGC or a Plan shall arise on the assets of any Borrower or any Commonly Controlled Entity, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Required Lenders, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (v) any Borrower or any Commonly Controlled Entity shall, or in the reasonable opinion of the Required Lenders is likely to, incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, a Multiemployer Plan or (vi) any other event or condition shall occur or exist with respect to a Plan; and in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, could reasonably be expected to have a Material Adverse Effect; or

          (h) One or more judgments or decrees shall be entered against the Company or any of its Significant Subsidiaries involving in the aggregate a liability (not paid or fully covered by insurance as to which the insurance carrier has admitted liability) of $30,000,000 or more, and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 30 days from the entry thereof; or

          (i) The validity or enforceability of this Agreement, any other Loan Document or any of the other documents required to be delivered in connection herewith shall be challenged by the Company or any of its Subsidiaries or shall fail to remain in full force and effect for any reason (other than the release thereof pursuant to Section 14.10) in accordance with its express terms or any Lien created by any of the Security Documents in respect of a material amount of the Collateral shall cease for any reason (other than the release thereof pursuant to Section 14.10) to be enforceable and of the same effect and priority purported to be created thereby; or

          (j) The Company Guaranty or any Subsidiary Guarantee shall cease, for any reason (other than the release thereof pursuant to Section 14.10), to be in full force and effect or any Loan Party or any Affiliate of any Loan Party or any Person acting on behalf of any Loan Party shall so assert; or

          (k)    A Change of Control shall occur; or

          (l) The subordination provisions of any Subordinated Debt shall cease, for any reason, to be valid or any Loan Party shall so assert in writing;

          then, and in any such event, (A) if such event is an Event of Default specified in clause (i) or (ii) of paragraph (f) above with respect to any Borrower, automatically the Commitments shall immediately terminate and the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents (including all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) shall immediately become due and payable, and (B) if such event is any other Event of Default, any or all of the following actions may be taken (i) with the consent of the Majority Aggregate Revolving Credit Facility Lenders, the Administrative Agent may, or upon the request of the Majority Aggregate Revolving Credit Facility Lenders, the Administrative Agent shall, by notice to the Company, declare the Multicurrency Revolving Credit Commitments, the US$ Revolving Credit Commitments and the Additional US$ Revolving Credit Commitments to be terminated forthwith, whereupon such Revolving Credit Commitments shall immediately terminate, (ii) with the consent of the Majority Supplemental Revolving Credit Facility Lenders, the Administrative Agent may, or upon the request of the Majority Supplemental Revolving Credit Facility Lenders, the Administrative Agent shall, by notice to the Company, declare the Supplemental Revolving Credit Commitments to be terminated forthwith, whereupon the Supplemental Revolving Credit Commitments shall immediately terminate and (iii) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Company, declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents (including all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) to be due and payable forthwith, whereupon the same shall immediately become due and payable. With respect to all Letters of Credit with respect to which presentment for honor shall not have occurred at the time of an acceleration pursuant to this paragraph, the Company and any relevant L/C Subsidiary shall at such time deposit in a cash collateral account opened by the

Administrative Agent an amount equal to 105% of the aggregate then undrawn and unexpired amount of such Letters of Credit. Amounts held in such cash collateral account shall be applied by the Administrative Agent to the payment of drafts drawn under such Letters of Credit, and the unused portion thereof after all such Letters of Credit shall have expired or been fully drawn upon, if any, shall be applied to repay other obligations of the Company hereunder and under the other Loan Documents. After all such Letters of Credit shall have expired or been fully drawn upon, all Reimbursement Obligations shall have been satisfied and all other obligations of the Company hereunder and under the other Loan Documents shall have been paid in full, the balance, if any, in such cash collateral account shall be returned to the Company (or such other Person as may be lawfully entitled thereto).

          Except as expressly provided above in this Article, presentment, demand, protest and all other notices of any kind are hereby expressly waived.

                     ARTICLE XIV  THE ADMINISTRATIVE AGENT
                                  ------------------------

          SECTION 14.1.  Appointment. Each Lender hereby irrevocably designates
          --------------------------
and appoints Chase as the Administrative Agent of such Lender under this Agreement and the other Loan Documents, and each Lender irrevocably authorizes Chase to act as the Administrative Agent of such Lender, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent.

          SECTION 14.2.  Delegation of Duties. The Administrative Agent may
          -----------------------------------
execute any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

          SECTION 14.3.  Exculpatory Provisions. Neither the Administrative
          -------------------------------------
Agent nor any of its respective officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Loan Document (except for its or such Person's gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any Borrower or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or for any failure of a Borrower to perform its obligations hereunder or thereunder. The Administrative Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document or to inspect the properties, books or records of the Borrowers.

          SECTION 14.4.  Reliance by Administrative Agent. The Administrative
          -----------------------------------------------
Agent shall be entitled to rely, and shall be fully protected in relying, upon any Note, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrowers or any of them), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment or transfer thereof shall have been filed with the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with a request of the Required Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Loans.

          SECTION 14.5.  Notice of Default. The Administrative Agent shall not
          --------------------------------
be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Administrative Agent has received notice from a Lender or a Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders; provided that unless and until the
                                             --------
Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

          SECTION 14.6.  Non-Reliance on Administrative Agent and Other Lenders.
          ---------------------------------------------------------------------
Each Lender expressly acknowledges that neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates have made any representations or warranties to it and that no act by the Administrative Agent hereafter taken, including any review of the affairs of a Loan Party or any affiliate of a Loan Party, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their affiliates and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan

Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their affiliates. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder, the Administrative Agent shall have no duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of any Loan Party or any affiliate of a Loan Party which may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

          SECTION 14.7.  Indemnification. The Lenders agree to indemnify the
          ------------------------------
Administrative Agent in its capacity as such (to the extent not reimbursed by the Borrowers and without limiting the obligation of the Borrowers to do so), ratably according to their respective Aggregate Exposure Percentages in effect on the date on which indemnification is sought under this Section 14.7, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Loans) be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of, the Commitments, this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Administrative Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements which resulted from the Administrative Agent's gross negligence or willful misconduct. The agreements in this Section 14.7 shall survive the payment of the Loans and all other amounts payable hereunder. The Administrative Agent shall have the right to deduct any amount owed to it by any Lender under this Section from any payment made by it to such Lender hereunder.

          SECTION 14.8.  Administrative Agent in Its Individual Capacity. The
          --------------------------------------------------------------
Administrative Agent and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with any Loan Party as though the Administrative Agent were not the Administrative Agent. With respect to its Loans made or renewed by it the Administrative Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not the Administrative Agent, and the terms "Lender" and "Lenders" shall include the Administrative Agent in its individual capacity.

          SECTION 14.9.  Successor Administrative Agent. The Administrative
          ---------------------------------------------
Agent may resign as Administrative Agent upon 30 days' notice to the Lenders and the Company. If the Administrative Agent shall resign as Administrative Agent under this Agreement and the other Loan Documents, then the Required Lenders shall appoint from among the Lenders a successors agent for the Lenders, which successor agent shall (unless an Event of Default under paragraph (a) or (f) of Article XIII with respect to the Company shall have occurred and be continuing) be approved by the Company (which approval shall not be unreasonably withheld or delayed), whereupon such successor agent shall succeed to the rights, powers and duties of the Administrative Agent, and the term "Administrative Agent" shall mean such successor agent effective upon such appointment and approval, and the former Administrative Agent's rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement or any holders of the Loans. If no successor agent has accepted appointment as Administrative Agent by the date that is 30 days following a retiring Administrative Agent's notice of resignation, the retiring Administrative Agent's resignation shall nevertheless thereupon become effective and the Lenders shall assume and perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above. After any retiring Administrative Agent's resignation as Administrative Agent, the provisions of this Article XIV shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement and the other Loan Documents.

          SECTION 14.10. Authorization to Release Liens. The Administrative
          ---------------------------------------------
Agent is hereby irrevocably authorized by each of the Lenders to release, or direct the relevant Trustee to release, (i) any Lien created by any Security Document covering any Property of the Company or any of its Subsidiaries that is the subject of a Disposition which is permitted by this Agreement or which has been consented to in accordance with Section 15.1 and (ii) any Guarantor from its obligations under a Subsidiary Guarantee if the Capital Stock of such Guarantor has been Disposed of in a transaction permitted by this Agreement or which has been consented to in accordance with Section 15.1.

          SECTION 14.11. Authorization to Execute Agreements. The Administrative
          --------------------------------------------------
Agent is hereby authorized and directed to execute and deliver the Security Documents and the New Trust Agreement.

          SECTION 14.12. Power of Attorney. (a) Each of the Lenders hereby
          --------------------------------
grants power of attorney to the Administrative Agent to represent them in any way in connection with the pledging of all shares in Federal-Mogul Holding Deutschland GmbH, a limited liability company organized under the laws of the Federal Republic of Germany, currently registered in the commercial register of the local court of Wiesbaden under HRB 8139.

          (b)    The Administrative Agent is exempted from the restrictions of
(S) 181 of the German Civil Code (restrictions on self-dealing). The Administrative Agent is authorized to delegate its powers under this Power of Attorney including exemption from the restrictions of (S) 181 of the German Civil Code to any individual.

          (c) Each of the Lenders hereby approves and confirms all decisions and declarations of the Administrative Agent or any individual to whom the Administrative Agent has delegated its powers that shall be and or have been lawfully made in connection with the pledging of such shares.

                          ARTICLE XV  MISCELLANEOUS
                                      -------------

          SECTION 15.1.  Amendments and Waivers. (a) Neither this Agreement or
          -------------------------------------
any other Loan Document, nor any terms hereof or thereof may be amended, supplemented, waived or modified except in accordance with the provisions of this Section 15.1. The Required Lenders may, or, with the written consent of the Required Lenders, the Administrative Agent may, from time to time, (i) enter into with the relevant Loan Parties written amendments, supplements or modifications hereto and to the other Loan Documents for the purpose of adding any provisions to this Agreement or the other Loan Documents or changing in any manner the rights or obligations of the Lenders or of the Loans Parties hereunder or thereunder or
(ii) waive at the Loan Parties' request, on such terms and conditions as the Required Lenders or the Administrative Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement or the other Loan Documents or any Default or Event of Default and its consequences; provided, however, that no such waiver and no such amendment, supplement or modification shall:

          (A) reduce the amount or extend the scheduled date of maturity of any Loan or any scheduled installment thereof, or reduce the stated rate of any interest or fee payable hereunder or extend the scheduled date of any payment thereof or increase the amount or extend the expiration date of any Lender's Commitment, or change the pro rata provisions contained in Section
                                        --- ----
     7.8, in each case without the consent of each Lender affected thereby;

          (B) amend, supplement, modify or waive any provision of this Section
     15.1 or reduce the percentages specified in the definition of "Required Lenders" or consent to the assignment or transfer by any Borrower of any of its rights and obligations under this Agreement and the other Loan Documents or release the Company from its obligations under the Company Guaranty, in each case without the consent of all the Lenders;

          (C) release all or substantially all of the Collateral (except as provided in Section 14.10) or all or substantially all of the guarantors under the Subsidiary Guarantees, in each case without the consent of all the Lenders;

          (D) amend, supplement, modify or waive any provision of Section 2.5, 2.6, 2.7, 2.8 or 2.9 or any other provision of this Agreement governing the rights and obligations of the Swing Line Lender, or the definitions used therein, without the consent of the Swing Line Lender;

          (E) amend, modify or waive any provision of Section 7.4(d) or 7.4(f) providing for the application of any mandatory prepayments which would reduce the amount or delay the application of any such prepayment to be applied to any Facility without the written consent of the Majority Facility Lenders in respect of such Facility;

          (F) increase the Currency Sublimit applicable to any Available Foreign Currency without the written consent of the Majority Multicurrency Revolving Credit Facility Lenders; or

          (G) reduce the percentage specified in the definition of "Majority Facility Lenders" without the written consent of all Lenders under each affected Facility.

          Notwithstanding the foregoing provisions of this Section 15.1, the Company shall be permitted to amend this Agreement without the consent of any of the Lenders to increase the Applicable Margin applicable to any of the Loans or to increase the Facility Fee Rate.

          Any such waiver and any amendment, supplement or modification pursuant to this Section 15.1 shall apply to each of the Lenders and shall be binding upon the Loan Parties, the Lenders, the Administrative Agent, and all future holders of the Loans. In the case of any waiver, the Loan Parties, the Lenders and the Administrative Agent shall be restored to their former positions and rights hereunder and under the other Loan Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

          (b) In addition to amendments effected pursuant to the foregoing paragraph (a), Schedule II may be amended as follows:

               (i) Schedule II will be amended to add Subsidiaries of the Company as additional Foreign Subsidiary Borrowers upon (A) execution and delivery by the Company, any such Foreign Subsidiary Borrower and the Administrative Agent, of a Joinder Agreement providing for any such Subsidiary to become a Foreign Subsidiary Borrower, and (B) delivery to the Administrative Agent of (I) a Foreign Subsidiary Opinion in respect of such additional Foreign Subsidiary Borrower and the documents required pursuant to Section 9.1(g) and Sections 9.2(a) and (b) and (II) such other documents with respect thereto as the Administrative Agent shall reasonably request.

               (ii) Schedule II will be amended to remove any Subsidiary as a Foreign Subsidiary Borrower upon (A) written notice by the Company to the Administrative Agent to such effect and (B) repayment in full of all outstanding Loans of such Foreign Subsidiary Borrower.

          (c) The Administrative Agent shall give prompt notice to each Lender of any amendment effected pursuant to Section 15.1(b).

          SECTION 15.2.  Notices.  All notices, requests and demands to or upon
          ----------------------
the respective parties hereto to be effective shall be in writing (including by facsimile transmission) and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or three days after being deposited in the mail, postage prepaid (or, if later, the first Business Day after being so deposited), or, in the case of telecopy notice, when received (or if received on a day that is not a Business Day or if received after 5:00 p.m. local time at the place of reception on a Business Day, on the next succeeding Business Day), addressed as follows in the case of the Borrowers and the Administrative Agent, and as set forth in an administrative questionnaire delivered to the Administrative Agent in the case of the other parties hereto, or to such other address as may be hereafter notified by the respective parties hereto and any future holders of the Notes:


               The Company:        Federal-Mogul Corporation
                                   World Headquarters
                                   26555 Northwestern Highway
                                   Southfield, Michigan  48034
                                   Attention:  James Keller
                                   Telephone:  248-354-7700
                                   Telecopy:   248-354-6746

               The Foreign         c/o Federal-Mogul Corporation
     Subsidiary Borrowers:         World Headquarters
                                   26555 Northwestern Highway
                                   Southfield, Michigan  48034
                                   Attention:  James Keller
                                   Telephone:  248-354-7700
                                   Telecopy:   248-354-6746

  The Administrative Agent         The Chase Manhattan Bank
        (New York Office):         One Chase Manhattan Plaza
                                   8th Floor
                                   New York, New York  10081
                                   Attention:  Brian Doherty
                                   Telephone:  212-552-4567
                                   Telecopy:  212-552-5650

  The Administrative Agent         Chase Manhattan International Ltd.
          (London Office):         9 Thomas Moore Street
                                   London, E1 (YT)
                                   Attention:  Steven Hurford
                                   Telephone:  011-44-207-777-2347
                                   Telecopy:  011-44-207-777-2367


provided that any notice, request or demand to or upon (i) the Administrative
--------
Agent or the Lenders pursuant to Section 2.3, 3.3, 4.2, 5.3, 6.2, 7.2, 7.4, 7.7 or 7.11 or (ii) the Swing Line Lender pursuant to Sections 2.5, 2.6, 2.7, 2.8 or 2.9, shall not be effective until received. All notices to the Administrative Agent in respect of Multicurrency Revolving Credit Loans shall be delivered to the Administrative Agent's London Office specified above.

          SECTION 15.3.  No Waiver; Cumulative Remedies.  No failure to
          ---------------------------------------------
exercise and no delay in exercising, on the part of any Borrower, the Administrative Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

          SECTION 15.4.  Survival of Representations and Warranties.  All
          ---------------------------------------------------------
representations and warranties made hereunder, in the other Loan Documents and in any certificate delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the Notes and the making of the Loans hereunder.

          SECTION 15.5.   Payment of Expenses and Taxes.  The Company agrees
          ---------------------------------------------
(a) to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation, execution and delivery of, and any amendment, supplement or modification to, this Agreement and the other Loan Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel (and any special or local counsel retained by such counsel to assist it) to the Administrative Agent and any other consultants or professional advisors (including, without limitation, financial advisors) retained by the Administrative Agent, (b) to pay or reimburse each Lender and the Administrative Agent for all its costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the other Loan Documents and any such other documents, (c) to pay, indemnify, and hold each Lender and the Administrative Agent harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other similar taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the other Loan Documents and any such other documents, and (d) to pay, indemnify, and hold each Lender and the Administrative Agent (and their respective directors, officers, employees, trustees, agents, affiliates and successors) harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement, the other Loan Documents and any such other documents, including, without limitation, any of the foregoing relating to the use of proceeds of the Loans or the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of the Company, any of its Subsidiaries or any of the Properties (regardless of whether the Administrative Agent or any Lender is a party to the litigation or other proceeding giving rise thereto), (all the foregoing in this clause (d), collectively, the "indemnified liabilities"), provided, that the Company shall have no obligation hereunder to the Administrative Agent or any Lender with respect to (i) indemnified liabilities arising from the gross negligence or willful misconduct of the party seeking indemnification or (ii) expenses incurred by the Administrative Agent or any Lender in connection with the assignment of Loans to an assignee (except pursuant to Section 7.14(b)(vi)) or the sale of any Loan to a Participant. The agreements in this Section shall survive repayment of the Loans and all other amounts payable hereunder.

          SECTION 15.6.  Successors and Assigns; Participations and Assignments.
          ---------------------------------------------------------------------
          (a) This Agreement shall be binding upon and inure to the benefit of the Borrowers, the Lenders, the Administrative Agent, all future holders of the Loans and their respective successors and assigns, except that no Borrower may assign or transfer any of its rights or obligations under this Agreement without the prior written consent of each Lender.

          (b) Any Lender other than any Conduit Lender may, without the consent of the Company or the Administrative Agent, in accordance with applicable law, at any time sell to one or more banks or other entities ("Participants")
                                                          ------------
participating interests in any Loan owing to such Lender, any Commitment of such Lender or any other interest of such Lender hereunder and under the other Loan Documents. In the event of any such sale by a Lender of a participating interest to a Participant, such Lender's obligations under this Agreement to the other parties to this Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of any such Loan for all purposes under this Agreement and the other Loan Documents, and the Borrowers and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Loan Documents. No Lender shall be entitled to create in favor of any Participant, in the participation agreement pursuant to which the Participant's participating interest shall be created or otherwise, any right to vote on, consent to or approve any matter relating to this Agreement or any other Loan Document except for those specified in clauses
(A) and (B) of the proviso to Section 15.1(a). Each Borrower agrees that if amounts outstanding under this Agreement are due or unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have, to the maximum extent permitted by law, the right of setoff in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement; provided that, in purchasing such participating interest, such
           --------
Participant shall be deemed to have agreed to share with the Lenders the proceeds thereof as provided in Section 15.7(a) as fully as if it were a Lender hereunder. Each Borrower agrees that each Participant shall be entitled to the benefits of Sections 7.9, 7.10, 7.11 and 7.12 with respect to its participation in the Commitments and the Loans outstanding from time to time hereunder as if it was a Lender; provided that, in the case of Section 7.11, such Participant
                 --------
shall have complied with the requirements of said Section and provided, further,
                                                              --------  -------
that no Participant shall be entitled to receive any greater amount pursuant to any such Section than the transferor Lender would have been entitled to receive in respect of the amount of the participation transferred by such transferor Lender to such Participant had no such transfer occurred.

          (c) Any Lender other than any Conduit Lender may, in accordance with applicable law, at any time and from time to time assign to any Lender or any Lender Affiliate or, with the prior written consent of the Administrative Agent (such consent not to be unreasonably withheld) and, prior to the occurrence and continuance of an Event of Default, the Company (such consent not to be unreasonably withheld), to an additional bank or financial institution or other entity that is regularly engaged in making or purchasing loans (an "Assignee")
                                                                    --------
all or any part of its rights and obligations under this Agreement and the other Loan Documents including, without limitation, its Commitments and Loans, pursuant to an Assignment and Acceptance, substantially in the form of Exhibit I, executed by such Assignee, such assigning Lender (and, in the case of an Assignee that is not then a Lender or a Lender Affiliate, by the Administrative Agent and, prior to the occurrence and continuance of an Event of Default, the Company) and delivered to the Administrative Agent for their acceptance and recording in the Register; provided that (i) if any Lender assigns a part of its
                           --------
rights and obligations in respect of Loans of a Class and/or Commitment to make Loans of such Class under this Agreement to an Assignee, such Lender shall assign proportionate interests in its respective Loans of such Class and Commitment to make Loans of such Class and other related rights and obligations hereunder to such Assignee, (ii) if any Lender assigns a part of its rights and obligations under this Agreement in respect of its US$ Revolving Credit Loans and/or US$ Revolving Credit Commitments to an Assignee, such Lender shall assign proportionate interests in its participations in the Swing Line Loans and the US$ Letters of Credit and the Reimbursement Obligations in respect thereof and other rights and obligations hereunder in respect of the Swing Line Loans and such Letters of Credit and Reimbursement Obligations to such Assignee, (iii) if any Lender assigns a part of its right and obligations under this Agreement in respect of its Supplemental Revolving Credit Loans and/or Supplemental Revolving Credit Commitments to an Assignee, such Lender shall assign proportionate interests in its participations in the Supplemental Letters of Credit and the Reimbursement Obligations in respect thereof and other rights and obligations hereunder in respect of such Letters of Credit and Reimbursement Obligations to such Assignee, (iv) if any Lender assigns a part of its rights and obligations under this Agreement in respect of its Multicurrency Revolving Credit Loans and/or

Multicurrency Revolving Credit Commitments to an Assignee, such Lender shall assign proportionate interests in its Additional US$ Revolving Credit Loans and Additional US$ Revolving Credit Commitments, if any, and (iv) in the case of any such assignment to an additional bank, financial institution or other entity, the aggregate amount of any Commitment (or, if the Commitments have terminated or expired, the aggregate principal amount of any Loans) being assigned shall not be less than $5,000,000 (or, in the case of the Term Loans, $1,000,000) (or
(x) if less, the then outstanding amount of such Commitments and/or Loans or (y) such lesser amount as may be agreed by the Company and the Administrative Agent). Upon such execution, delivery, acceptance and recording, from and after the Restatement Effective Date determined pursuant to such Assignment and Acceptance, (I) the Assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder with Commitments and rights in respect of Loans as set forth therein, and (II) the assigning Lender thereunder shall be released from its obligations under this Agreement to the extent that such obligations shall have been expressly assumed by the Assignee pursuant to such Assignment and Acceptance (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such assigning Lender shall cease to be a party hereto). Notwithstanding the foregoing, any Conduit Lender may assign at any time to its designating Lender hereunder without the consent of the Company or the Administrative Agent any or all of the Loans it may have funded hereunder and pursuant to its designation agreement and without regard to the limitations set forth in the first sentence of this Section 15.6(c).

          (d) The Administrative Agent, on behalf of the Borrowers, shall maintain at its address referred to in Section 15.2 a copy of each Assignment and Acceptance delivered to it and a register (the "Register") for the
                                                    --------
recordation of (i) the names and addresses of the Lenders and the Commitments of, and principal amounts of the Loans owing to, each Lender from time to time and (ii) the other information required from time to time pursuant to Section
2.5 in respect of Swing Line Loans. The entries in the Register shall constitute prima facie evidence of the information recorded therein, and the Borrowers, the Administrative Agent and the Lenders may (and, in the case of any Loan or other obligation hereunder not evidenced by a Note, shall) treat each Person whose name is recorded in the Register as the owner of a Loan or other obligation hereunder as the owner thereof for all purposes of this Agreement and the other Loan Documents, notwithstanding any notice to the contrary. Any assignment of any Loan or other obligation hereunder whether or not evidenced by a Note shall be effective only upon appropriate entries with respect thereto being made in the Register. An assignment of a Note shall be registered in the Register only upon surrender for registration of assignment of the Note, accompanied by an Assignment and Acceptance duly executed by the Assignor thereof, and thereupon one or more new Notes shall be issued to the designated Assignee and the old Notes shall be returned by the Administrative Agent to the Company marked "cancelled". The Register shall be available for inspection by the Borrowers or any Lender at any reasonable time and from time to time upon reasonable prior notice.

          (e) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an Assignee (and, in the case of an Assignee that is not then a Lender or a Lender Affiliate, executed by the Company (so long as no Event of Default shall have occurred and be continuing) and the Administrative Agent), together with payment to the Administrative Agent by the Lender or the Assignee of a registration and processing fee of $3,500, the Administrative Agent shall (i) promptly accept such Assignment and Acceptance and (ii) on the

Restatement Effective Date determined pursuant thereto record the information contained therein in the Register and give prompt notice of such acceptance and recordation to the Lenders and the Borrowers.

          (f) Subject to Section 15.17, each Borrower authorizes each Lender to disclose to any Participant or Assignee (each, a "Transferee") and any
                                                  ----------
prospective Transferee any and all financial information in such Lender's possession concerning such Borrower and its Affiliates which has been delivered to such Lender by or on behalf of such Borrower pursuant to this Agreement or which has been delivered to such Lender by or on behalf of such Borrower in connection with such Lender's credit evaluation of such Borrower and its Affiliates prior to becoming a party to this Agreement.

          (g) For avoidance of doubt, the parties to this Agreement acknowledge that the provisions of this Section concerning assignments of Loans and Notes relate only to absolute assignments and that such provisions do not prohibit assignments creating security interests, including, without limitation, any pledge or assignment by a Lender of any Loan or Note to any Federal Reserve Bank in accordance with applicable law. In the case of any Lender that is a fund that invests in bank loans, such Lender may, without the consent of the Company or the Administrative Agent, assign or pledge all or any portion of its Notes or any other instrument evidencing its rights as a Lender under this Agreement to any trustee for, or any other representative of, holders of obligations owed or securities issued by such fund, as security for such obligations or securities; provided that any foreclosure or similar action by such trustee or representative shall be subject to the provisions of this Section 15.6 concerning assignments.

          (h) If, pursuant to this Section, any interest in this Agreement or any Loan is transferred to any Transferee (which is not a Lender) which is organized under the laws of any jurisdiction other than the United States or any state thereof, the transferor Lender shall cause such Transferee, concurrently with the effectiveness of such transfer, to agree (for the benefit of the transferor Lender, the Administrative Agent and the Company) to provide the transferor Lender (and, in the case of any Transferee registered in the Register, the Administrative Agent and the Company) the tax forms and other documents required to be delivered pursuant to Section 7.11(b) and to comply from time to time with all applicable U.S. laws and regulations with regard to such withholding tax exemption.

          (i) If, pursuant to this Section, any interest in this Agreement or any Loan is transferred to any Transferee, the transferor Lender shall cause such Transferee, concurrently with the effectiveness of such transfer, to agree (for the benefit of the transferor Lender, the Administrative Agent and the Foreign Subsidiary Borrowers) to provide the transferor Lender, the Administrative Agent and the Foreign Subsidiary Borrowers the tax forms and other documents required to be delivered pursuant to Section 7.11(c) and to comply from time to time with all applicable laws and regulations with regard to such withholding tax exemption.

          (j) Each of the Company, each Lender and the Administrative Agent hereby confirms that it will not institute against a Conduit Lender or join any other Person in instituting against a Conduit Lender any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding under any state bankruptcy or similar law, for one year and one day after the payment in full of the latest maturing commercial paper note issued by such Conduit Lender; provided, however, that each Lender designating any Conduit Lender hereby agrees to indemnify, save and hold harmless each other party hereto for any loss, cost, damage or expense arising out of its inability to institute such a proceeding against such Conduit Lender during such period of forbearance.

          SECTION 15.7. Adjustments; Set-Off.  (a) If any Lender (a "Benefitted
          ----------------------------------                         ----------
Lender") shall at any time receive any payment of all or part of its Loans or
------
Reimbursement Obligations then due and owing to it by any Borrower or any L/C Subsidiary, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in paragraph (f) of Article XIII, or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender's Loans or Reimbursement Obligations then due and owing to it by such Borrower or such L/C Subsidiary, or interest thereon, such Benefitted Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender's Loans and Reimbursement Obligations owing to it by such Borrower or such L/C Subsidiary, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Benefitted Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided, however, that
                                                         --------  -------
if all or any portion of such excess payment or benefits is thereafter recovered from such benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest.

          (b) In addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right, without prior notice to any Borrower or L/C Subsidiary, any such notice being expressly waived by the Borrowers and the L/C Subsidiaries to the extent permitted by applicable law, upon any amount becoming due and payable hereunder (whether at the stated maturity thereof, by acceleration or otherwise) to set-off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch, agency or Affiliate thereof to or for the credit or the account of any Borrower or L/C Subsidiary. Each Lender agrees promptly to notify the Borrowers, the L/C Subsidiaries and the Administrative Agent after any such set-off and application made by such Lender, provided that the failure to give such notice shall not
                     --------
affect the validity of such set-off and application.

          SECTION 15.8. Counterparts.  This Agreement may be executed by one or
          --------------------------
more of the parties to this Agreement on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be delivered to the Borrowers and the Administrative Agent.

          SECTION 15.9. Severability.  Any provision of this Agreement which is
          --------------------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          SECTION 15.10. Integration.  This Agreement and the other Loan
          --------------------------
Documents represent the agreement of the Borrowers, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Borrowers, the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

          SECTION 15.11. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND
          ----------------------------
OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          SECTION 15.12. Submission To Jurisdiction; Waivers. (a) The Company,
          --------------------------------------------------
each L/C Subsidiary and each Foreign Subsidiary Borrower hereby irrevocably and unconditionally:

               (i) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

               (ii) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

               (iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Company, such L/C Subsidiary or such Foreign Subsidiary Borrower, as the case may be, at the address specified in
          Section 15.2, or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

               (iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

               (v) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

          (b) Each Foreign Subsidiary Borrower and each L/C Subsidiary hereby irrevocably appoints the Company as its agent for service of process in any proceeding referred to in Section 15.12(a) and agrees that service of process in any such proceeding may be made by mailing or delivering a copy thereof to it care of Company at its address for notices set forth in Section 15.2.

          SECTION 15.13. Acknowledgements.  Each Borrower and each L/C
          -------------------------------
Subsidiary hereby acknowledges that:

          (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents;

          (b) neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to such Borrower or such L/C Subsidiary arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Administrative Agents and the Lenders, on the one hand, and the Borrowers and the L/C Subsidiaries, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

          (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Borrowers and the L/C Subsidiaries and the Lenders.

          SECTION 15.14.  WAIVERS OF JURY TRIAL.  THE BORROWERS, THE L/C
          -------------------------------------
SUBSIDIARIES, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

          SECTION 15.15.  Power of Attorney. Each Foreign Subsidiary Borrower
          ---------------------------------
and each L/C Subsidiary hereby grants to the Company an irrevocable power of attorney to act as its attorney-in-fact with regard to matters relating to this Agreement and each other Loan Document, including, without limitation, execution and delivery of any amendments, supplements, waivers or other modifications hereto or thereto, receipt of any notices hereunder or thereunder and receipt of service of process in connection herewith or therewith. Each Foreign Subsidiary Borrower and each L/C Subsidiary hereby explicitly acknowledges that each of the Administrative Agent and each Lender has executed and delivered this Agreement and each other Loan Document to which it is a party, and has performed its obligations under this Agreement and each other Loan Document to which it is a party, in reliance upon the irrevocable grant of such power of attorney pursuant to this Section. The power of attorney granted by each Foreign Subsidiary Borrower and each L/C Subsidiary hereunder is coupled with an interest.

          SECTION 15.16.  Judgment.  If for the purpose of obtaining judgment in
          ------------------------
any court it is necessary to convert a sum due hereunder in one currency into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the first currency with such other currency in the city in which it normally conducts its foreign exchange operation for the first currency on the Business Day preceding the day on which final judgment is given.

          (b) The obligation of each Borrower and each L/C Subsidiary in respect of any sum due from it to any Lender hereunder shall, notwithstanding any judgment in a currency (the "Judgment Currency") other than that in which
                                 -----------------
such sum is denominated in accordance with the applicable provisions of this Agreement (the "Agreement Currency"), be discharged only to the extent that
                ------------------
on the Business Day following receipt by such Lender of any sum adjudged to be so due in the Judgment Currency such Lender may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency; if the amount of Agreement Currency so purchased is less than the sum originally due to such Lender in the Agreement Currency, such Borrower and such L/C Subsidiary agree notwithstanding any such judgment to indemnify such Lender against such loss, and if the amount of the Agreement

Currency so purchased exceeds the sum originally due to any Lender, such Lender agrees to remit to such Borrower or such L/C Subsidiary, as the case may be, such excess.

          SECTION 15.17.  Confidentiality.  Each Lender agrees to keep
          -------------------------------
confidential any written information (a) provided to it by or on behalf of the Company or any of its Subsidiaries pursuant to or in connection with this Agreement or (b) obtained by such Lender based on a review of the books and records of the Company or any of its Subsidiaries; provided that nothing herein
                                                   --------
shall prevent any Lender from disclosing any such information (i) to the Administrative Agent or any other Lender, (ii) to any Transferee or prospective Transferee which agrees to comply with the provisions of this Section, (iii) to its employees, directors, agents, attorneys, accountants and other professional advisors, or to any direct or indirect contractual counterparties in swap agreements or such contractual counterparties' professional advisors provided that such contractual counterparty or professional advisor to such contractual agrees to keep such information confidential to the same extent required of the Lenders hereunder, (iv) upon the request or demand of any Governmental Authority (or the National Association of Insurance Commissioners) having jurisdiction over such Lender or as shall be required pursuant to any Requirement of Law, (v) in response to any order of any court or other Governmental Authority (or the National Association of Insurance Commissioners) or as may otherwise be required pursuant to any Requirement of Law, (vi) in connection with any litigation to which such Lender is a party, (vii) which has been publicly disclosed other than in breach of this Agreement, or (viii) to the extent reasonably necessary, in connection with the exercise of any remedy hereunder.

          SECTION 15.18.  L/C Subsidiaries.  Any Subsidiary of the Company may
          --------------------------------
become a party to this Agreement as an L/C Subsidiary upon (A) execution and delivery by such Subsidiary, the Company, the Administrative Agent and the Issuing Lenders of an L/C Subsidiary Joinder Agreement providing for any such Subsidiary to become an L/C Subsidiary and (B) such other documents as the Administrative Agent or any Issuing Lender shall reasonably request.

          SECTION 15.19.  Hedge Agreement Cap Amounts.  (a)  The Company may, at
          -------------------------------------------
any time, designate as a "Specified Hedge Agreement" any Hedge Agreement entered
                          -------------------------
into after the date hereof between the Company or any Subsidiary and any Lender or Lender Affiliate, by giving written notice to such effect to the Administrative Agent and the New Trustee. From and after such designation, such Hedge Agreement shall constitute a "Specified Hedge Agreement" for all purposes
                                    -------------------------
of the Loan Documents.


          (b) The aggregate amount of First Priority Secured Obligations (as defined in the Security Agreement) that may be comprised of obligations under Specified Hedge Agreements may not at any time exceed $5,000,000 (such amount, as it may be increased pursuant to Section 15.19(c) below, the "Hedge Agreement
                                                                ---------------
Basket Amount"). At the time the Company or any Subsidiary enters into a
-------------
Specified Hedge Agreement, the Company and the counterparty under such Specified Hedge Agreement shall agree upon the portion of the Hedge Agreement Basket Amount (not previously allocated to other Specified Hedge Agreements) to be allocated to such Specified Hedge Agreement (the amount so allocated to such Specified Hedge Agreement, the "Hedge Agreement Cap Amount" for such Specified
                                --------------------------
Hedge Agreement); and the Company and such counterparty shall advise the Administrative Agent and the New Trustee in writing of the Hedge Agreement Cap Amount so determined. The Company and the counterparty to any Specified Hedge Agreement may agree from time to time to reduce the

Hedge Agreement Cap Amount applicable to such Specified Hedge Agreement, or to increase such Hedge Agreement Cap Amount by allocating to such Specified Hedge Agreement any portion of the previously unallocated Hedge Agreement Basket Amount; the Company and the relevant counterparty shall promptly advise the Administrative Agent and the New Trustee in writing of any such reduction or increase in the Hedge Agreement Cap Amount for any Specified Hedge Agreement.

          (c) The Company may, in its discretion, at any time when no Default shall be in existence, increase the Hedge Agreement Basket Amount by an amount not exceeding the unused and available amount of the Supplemental Revolving Credit Commitments. Any such increase in the Hedge Agreement Basket Amount shall be effected by the Company's giving prior written notice to the Administrative Agent and the New Trustee of the amount and effective date of such increase, and the Supplemental Revolving Credit Commitments shall be automatically and permanently reduced by the amount of such increase, effective on the effective date thereof as set forth in such notice from the Company.

          SECTION 15.20.  Post Closing Restructuring Transactions. (a)
                          ---------------------------------------
Notwithstanding the provisions of Sections 11.4, 11.7, 11.8, 11.11 and 11.17 to the contrary, the Company and its Subsidiaries may consummate the transactions described on Schedule 15.20; provided that the Company and its Subsidiaries (a) shall deliver to the Administrative Agent such documents and other information as shall be reasonably requested by the Administrative Agent or any Lender in connection with such transactions, (b) shall execute and deliver such amendments and other instruments, as shall be required to maintain the validity of the Security Documents and the Collateral, and (c) shall deliver to the Administrative Agent such legal opinions in respect thereof as the Administrative Agent shall reasonably request. The Company represents and warrants to the Administrative Agent and the Lenders that, after giving effect to the providing of any documents required under this Section 15.20, the consummation of the transactions described in Schedule 15.20 will not adversely affect the Collateral or, in any material manner, the rights and remedies of the applicable Trustee with respect thereto.

          SECTION 15.21.  Purchase Agreement.  (a) Each Lender and the
                          -------------------
Administrative Agent hereby agree they will instruct (it being understood that such obligation to instruct shall include an obligation to instruct the Trustee or any other Person to cease any contrary action) the Trustee that holds a security interest in the Receivables Subsidiary that neither the Trustee nor any other Person, directly or indirectly, shall exercise any right or remedy or take any action under this Agreement, the applicable Trust Agreement and/or the Domestic Pledge Agreement (including, but not limited to, any rights, remedies or actions pursuant to Section 5 of the Domestic Pledge Agreement and/or the appointment of the Trustee as an attorney-in-fact pursuant to the Domestic Pledge Agreement) with respect to the Pledged Stock listed in Schedule 1 of the Domestic Pledge Agreement relating to the Receivables Subsidiary or any of its successors in interest at any time prior to the date on which all Aggregate Unpaids (as such term is defined in the Purchase Agreement) have been paid in full in cash in accordance with the terms of the Transaction Documents (as such term is defined in the Purchase Agreement), which payment shall be confirmed in writing by the Blue Ridge Agent and the Falcon Agent.

          (b) Each of the Blue Ridge Agent and the Falcon Agent shall be a third party beneficiary with respect to this Section 15.21.

          (c) So long as the Capital Stock of the Receivables Subsidiary or any of its successors in interest is pledged to secure obligations of the Borrowers hereunder, this Section 15.21 shall not be amended, modified or supplemented without the prior written consent of the Blue Ridge Agent and the Falcon Agent, which consent shall be at the sole discretion of the Blue Ridge Agent and/or the Falcon Agent, and the provisions of this Section 15.21 shall be contained in any agreement that amends and restates this Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                        FEDERAL-MOGUL CORPORATION

                                        By: /s/ Scott Argersinger
                                            ----------------------------------
                                            Name:  Scott Argersinger
                                            Title: Authorized Representative

                                        THE CHASE MANHATTAN BANK,
                                         as Administrative Agent and Lender

                                        By: __________________________________
                                            Name:
                                            Title:

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                        FEDERAL-MOGUL CORPORATION

                                        By: __________________________________
                                            Name:
                                            Title:

                                        THE CHASE MANHATTAN BANK,
                                         as Administrative Agent and Lender

                                        By: /s/ Karen May Sharf
                                            ----------------------------------
                                            Name:  Karen May Sharf
                                            Title: Vice President

                                 Signature page for Fourth Amended and Restated Credit Agreement for Federal-Mogul Corporation


                                 The Dai-Ichi Kangyo Bank, Ltd.
                                 ----------------------------------------------
                                 [Name of Lender]


                                 By: /s/ N Fukatsu
                                     -------------------------------------
                                     Name:  Nobuyasu Fukatsu
                                     Title: General Manager

                                 Signature page for Fourth Amended and Restated Credit Agreement for Federal-Mogul Corporation



                                 ______________________________________________
                                 MONUMENTAL LIFE INSURANCE COMPANY


                                 By: /s/ John Bailey
                                     -------------------------------------
                                     Name:  John Bailey
                                     Title: Vice President

                                 Signature page for Fourth Amended and Restated Credit Agreement for Federal-Mogul Corporation


                                  Galaxy Clo 1999-1, Ltd.
                                 ----------------------------------------------
                                 [Name of Lender]


                                 By: /s/ Kevin Buckle
                                     -------------------------------------
                                     Name:  Kevin Buckle
                                     Title: Senior Vice President

                           Signature page for Fourth Amended and Restated Credit Agreement for Federal-Mogul Corporation

                           PPM America, Inc., as attorney in fact,
                           on behalf of Jackson National Life Insurance Company

                           By: /s/ Chris Kappas
                              ---------------------------------------
                           Name: Chris Kappas
                           Title: Vice President

                           Signature page for Fourth Amended and Restated Credit Agreement for Federal-Mogul Corporation


                           _____________________________________________________
                           [Name of Lender]
                                           CREDIT SUISSE FIRST BOSTON

                           By: /s/ Bill O'Daly
                              --------------------------------------------
                              Name:  BILL O'DALY
                              Title: VICE PRESIDENT

                                         /s/ William S. Lutkins
                                             WILLIAM S. LUTKINS
                                             VICE PRESIDENT

                                 Signature page for Fourth Amended and Restated Credit Agreement for Federal-Mogul Corporation



                                 _______________________________________________
                                 First Union National Bank


                                 By: /s/ Thomas M. Cambern
                                    --------------------------------------------
                                             Thomas M. Cambern
                                             Senior Vice President

                           Signature page for Fourth Amended and Restated Credit Agreement for Federal-Mogul Corporation


                                   BANCO ESPIRITO SANTO, S.A. NASSAU BRANCH

                           ____________________________________________
                           [Name of Lender]

                           By: /s/ Jerry R. Hull           /s/ Andrew M. Orsen
                              ------------------------------------------
                              Name: JERRY R. HULL           ANDREW M. ORSEN
                              Title: SENIOR VICE PRESIDENT  VICE PRESIDENT

                           Signature page for Fourth Amended and Restated Credit Agreement for Federal-Mogul Corporation


                                     Pinehurst Trading, Inc.
                           -----------------------------------------------------
                           [Name of Lender]

                           By: /s/ Kelly C. Walker
                              --------------------------------------------------
                              Name:  KELLY C. WALKER
                              Title: VICE PRESIDENT

                           Signature page for Fourth Amended and Restated Credit Agreement for Federal-Mogul Corporation


                              Industrial Bank of Japan, Limited
                           -----------------------------------------------------
                           [Name of Lender]


                           By: /s/ Walter Wolff
                              --------------------------------------------------
                              Name:  Walter Wolff
                              Title: Joint General Manager

                           Signature page for Fourth Amended and Restated Credit Agreement for Federal-Mogul Corporation


                           ERSTE BANK DER OESTERREICHISCHEN SPARKASSEN AG,


                           By: /s/ Rima Terradista
                              ---------------------------------------------
                           Name: Rima Terradista
                           Title: Vice President


                           By: /s/ John S. Runnion
                              ---------------------------------------------
                           Name: John S. Runnion
                           Title: First Vice President

                           Signature page for Fourth Amended and Restated Credit Agreement for Federal-Mogul Corporation


                           MOUNTAIN CAPITAL CLO I, LTD.
                           -----------------------------------------------------
                           [Name of Lender]


                           By: /s/ Darren P. Riley
                              ------------------------------------------
                              Name:  DARREN P. RILEY
                              Title:    DIRECTOR

                           Signature page for Fourth Amended and Restated Credit Agreement for Federal-Mogul Corporation


                           MOUNTAIN CAPITAL CLO II, LTD.
                           -----------------------------------------------------
                           [Name of Lender]


                           By: /s/ Darren P. Riley
                              ------------------------------------------
                              Name:  DARREN P. RILEY
                              Title:    DIRECTOR

                           Signature page for Fourth Amended and Restated Credit Agreement for Federal-Mogul Corporation


                           The Mitsubishi Trust and Banking Corporation
                           -----------------------------------------------------
                           [Name of Lender]


                           By: /s/ Masayuki Mitsuhashi
                              --------------------------------------------------
                              Name:  Masayuki Mitsuhashi
                              Title: Deputy General Manager

                           Signature page for Fourth Amended and Restated Credit Agreement for Federal-Mogul Corporation



                           Credit Industriel et Commercial
                           -----------------------------------------------------
                           [Name of Lender]


                           By: /s/ Sean Mounier          /s/ Brian O'Leary
                              --------------------------------------------------
                              Name: Sean Mounier         Brian O'Leary
                              Title First Vice           Vice President
                                    President

                                     AMARA-1 FINANCE, LTD. LTD.
                                     By: INVESCO Senior Secured Management, Inc.
                                         As Sub-advisor


                                     By: /s/ Joseph Rotondo
                                        ----------------------------------------
                                        Name:  Joseph Rotondo
                                        Title: Authorized Signatory

                                     AVALON CAPITAL LTD.
                                     By: INVESCO Senior Secured Management, Inc.
                                         As Portfolio Advisor


                                     By: /s/ Joseph Rotondo
                                        ---------------------------------------
                                        Name:  Joseph Rotondo
                                        Title: Authorized Signatory

                                     AMARA 2 FINANCE, LTD.
                                     By: INVESCO Senior Secured Management, Inc.
                                         As Sub-Advisor


                                     By: /s/ Joseph Rotondo
                                        ---------------------------------------
                                     Title_____________________________________
                                                 Joseph Rotondo
                                               Authorized Signatory

                                     AVALON CAPITAL LTD. 2
                                     By: INVESCO Senior Secured Management, Inc.
                                         As Portfolio Advisor


                                     By: /s/ Joseph Rotondo
                                        ---------------------------------------
                                        Name:  Joseph Rotondo
                                        Title: Authorized Signatory

                                   CHARTER VIEW PORTFOLIO
                                   By: INVESCO Senior Secured Management Inc.
                                       As Investment Advisor



                                          By /s/ Joseph Rotondo
                                             ---------------------------------
                                             Name:  Joseph Rotondo
                                             Title: Authorized Signatory

                                   AERIES FINANCE-II LTD.
                                   By: INVESCO Senior Secured Management Inc.
                                       As Sub-Managing Agent



                                          By /s/ Joseph Rotondo
                                             ---------------------------------
                                             Name:  Joseph Rotondo
                                             Title: Authorized Signatory

                                   OASIS COLLATERALIZED HIGH INCOME PORTFOLIO-II LTD.
                                   By: INVESCO Senior Secured Management Inc.
                                       As Subadvisor



                                    By /s/ Joseph Rotondo
                                       -----------------------------------
                                    Name: Joseph Rotondo
                                          --------------------------------
                                    Title: Authorized Signatory
                                           -------------------------------

                                   CERES II FINANCE LTD.
                                   By: INVESCO Senior Secured Management Inc.
                                       as Sub-Managing Agent (Financial)



                                             /s/ Joseph Rotondo
                                             ---------------------------------
                                                 Joseph Rotondo
                                                 Authorized Signatory

                           Signature page for Fourth Amended and Restated Credit Agreement for Federal-Mogul Corporation


                           DRESDNER BANK AG, NEW YORK AND GRAND
                           --------------------------------------------
                           [Name of Lender] CAYMAN BRANCHES



                           By: /s/ Thomas R. Hasenauer
                              -----------------------------------------
                              Name: Thomas R. Hasenauer
                              Title: Assistant Treasurer



                           By: /s/ Michael Petix
                               ----------------------------------------
                               Name: Michael Petix
                               Title: Vice President

                          Signature page for Fourth Amended and Restated Credit Agreement for Federal-Mogul Corporation



                          Bayerische Hypo- und Vereinsbank AG



                          By: /s/ Salvatore Esposito
                              -------------------------------
                          Name:   Salvatore Esposito
                          Title:  Director



                          By: /s/ C. Theodore Wolfe
                             --------------------------------
                          Name:   C. Theodore Wolfe
                          Title:  Director

                          Signature page for Fourth Amended and Restated Credit Agreement for Federal-Mogul Corporation



                          KEYBANK NATIONAL ASSOCIATION



                          By: Anne R. Hohl
                              ---------------------------------------
                              Anne R. Hohl
                              Vice President

                          Signature page for Fourth Amended and Restated Credit Agreement for Federal-Mogul Corporation



                          Winged Foot Funding Trust



                          By: Anne E. Morris
                              ---------------------------------------
                              Name:  ANN E. MORRIS
                              Title: AUTHORIZED AGENT

                          Signature page for Fourth Amended and Restated Credit Agreement for Federal-Mogul Corporation



                              Mellon Bank, N.A.
                          -------------------------------------------
                          [Name of Lender]


                          By:        Richard J. Schaich
                              ---------------------------------------
                              Name:  Richard J. Schaich
                              Title: Vice President

                          Signature page for Fourth Amended and Restated Credit Agreement for Federal-Mogul Corporation



                          BANK OF AMERICA N.A
                          -------------------------------------------


                          By:        Marlene M. Tuma
                              ---------------------------------------
                              Name:  Marlene M. Tuma
                              Title: Vice President

                         Signature page for Fourth Amended and Restated Credit Agreement for Federal-Mogul Corporation


                             Comerica Bank
                         -----------------------------------
                         [Name of Lender]


                         By: Michael T. Shea
                            --------------------------------
                            Name: Michael T. Shea
                            Title: Vice President

                         Signature page for Fourth Amended and Restated Credit Agreement for Federal-Mogul Corporation


                         VAN KAMPEN
                         SENIOR FLOATING RATE FUND          _________________
                         By: Van Kampen Investment Advisory Corp.


                         By: /s/ Brian Buscher
                             ---------------------------------------
                             Name: BRIAN T. BUSCHER
                             Title: MANAGER OPERATIONS & COMPLIANCE

                         Signature page for Fourth Amended and Restated Credit Agreement for Federal-Mogul Corporation


                         VAN KAMPEN
                         SENIOR INCOME TRUST                 _________________
                         By: Van Kampen Investment Advisory Corp.


                         BY /s/ Brian Buscher
                            ---------------------------------
                            Name: BRIAN T. BUSCHER
                            Title: MANAGER OPERATIONS & COMPLIANCE

                         Signature page for Fourth Amended and Restated Credit Agreement for Federal-Mogul Corporation

                         VAN KAMPEN
                         PRIME RATE INCOME TRUST            _________________
                         By: Van Kampen Investment Advisory Corp.


                         BY /s/ Brian Buscher
                            --------------------------------
                            Name: BRIAN T. BUSCHER
                            Title: MANAGER OPERATIONS & COMPLIANCE

                        Signature page for Fourth Amended and Restated Credit Agreement for Federal-Mogul Corporation

                        Chang Hwa Commercial Bank, Ltd., New York Branch


                        By: /s/
                            -----------------------------
                        Name:
                        Title:

                         Signature page for Fourth Amended and Restated Credit Agreement for Federal-Mogul Corporation


                         First Commercial Bank, New York Agency
                         --------------------------------------
                         [Name of Lender]


                         By: /s/ Jong-Ho Wang
                            ---------------------------
                            Name:  Jong-Ho Wang
                            Title: SVP & GM

                         Signature page for Fourth Amended and Restated Credit Agreement for Federal-Mogul Corporation


                         Pacifica Parlses I,L.P.
                         By: Imperial Credit Asset Management
                             --------------------------------
                             [Name of Lender] As Its Investment Manager


                         By: /s/ Sean R. Walker
                            ---------------------------
                            Name:  Sean R. Walker
                            Title: Vice President

                         Signature page for Fourth Amended and Restated Credit Agreement for Federal-Mogul Corporation


                         ARCHIMEDES FUNDING, LLC.

                         BY: ING Capital Advisors LLC,
                             as Collateral Manager


                         BY: /s/ Greg M. Masuda
                             ----------------------
                         Name:   GREG M. MASUDA CFA
                         Title:    VICE PRESIDENT


                         ARCHIMEDES FUNDING II, LTD.

                         BY: ING Capital Advisors LLC,
                             as Collateral Manager


                         BY: /s/ Greg M. Masuda
                             ----------------------
                         Name:   GREG M. MASUDA CFA
                         Title:    VICE PRESIDENT


                         NEMEAN CLO, LTD.

                         BY: ING Capital Advisors LLC,
                             as Investment Manager


                         BY: /s/ Greg M. Masuda
                             ----------------------
                         Name:   GREG M. MASUDA CFA
                         Title:    VICE PRESIDENT

                         Signature page for Fourth Amended and Restated Credit Agreement for Federal-Mogul Corporation


                         The Bank of Tokyo-Mitsubishi Trust Company
                         ------------------------------------------
                         [Name of Lender]


                         By: /s/ Friedrich N. Wilma
                            ---------------------------------------
                            Name:  Friedrich N. Wilma
                            Title: Vice President & Global Relationship Manager

                         Signature page for Fourth Amended and Restated Credit Agreement for Federal-Mogul Corporation


                         NATIONAL CITY BANK

                         By: /s/ John R. DeFrancesco
                            ---------------------------
                            Name:  John R. DeFrancesco
                            Title: Vice President

                         Signature page for Fourth Amended and Restated Credit Agreement for Federal-Mogul Corporation


                         ________________________________________________
                         Citizens Bank of Massachusetts


                         By: /s/ Thomas D. Opie
                            ---------------------------------------------
                            Thomas D. Opie
                            VP

                         Signature page for Fourth Amended and Restated Credit Agreement for Federal-Mogul Corporation

                         Citicorp USA, Inc.


                         By: /s/ Candi M. Halbert
                             ---------------------------------
                             Name:  Candi M. Halbert
                             Title: Vice President

                         Signature page for Fourth Amended and Restated Credit Agreement for Federal-Mogul Corporation


                             H S B C Bank US
                         --------------------------------------
                         [Name of Lender]


                         By: /s/ J B Lyons
                            -----------------------------------
                            Name: John Lyons
                            Title: SVP

                         Signature page for Fourth Amended and Restated Credit Agreement for Federal-Mogul Corporation


                         HSBC Bank PLC


                         By: /s/
                            ---------------------------------

                         Signature page for Fourth Amended and Restated Credit Agreement for Federal-Mogul Corporation


                             /s/ Richard H. Huttenlocher
                         ---------------------------------------
                             Bank One NA

                         By: /s/ Richard H. Huttenlocher
                             -----------------------------------
                             Name:  Richard H. Huttenlocher
                             Title: Senior Vice President

                         Signature page for Fourth Amended and Restated Credit Agreement for Federal-Mogul Corporation


                         ML CLO XV Pilgrim America (Cayman) Ltd
                         By: Pilgrim Investment, Inc. as its Investment Manager
                         -------------------------------------------------------
                         [Name of Lender]


                         By: /s/ Mark F. Haak
                            ----------------------------------------------------
                            Name:  MARK F. HAAK
                            Title: ASSISTANT VICE PRESIDENT

                         Signature page for Fourth Amended and Restated Credit Agreement for Federal-Mogul Corporation


                         ML CLO XX Pilgrim America (Cayman) Ltd
                         By: Pilgrim Investment, Inc. as its Investment Manager
                         -------------------------------------------------------
                         [Name of Lender]


                         By: /s/ Mark F. Haak
                            ----------------------------------------------------
                            Name:  MARK F. HAAK
                            Title: ASSISTANT VICE PRESIDENT

                         Signature page for Fourth Amended and Restated Credit Agreement for Federal-Mogul Corporation


                         Pilgrim CLO 1999-1 Ltd
                         By: Pilgrim Investment, Inc. as its Investment Manager
                         -------------------------------------------------------
                         [Name of Lender]


                         By: /s/ Mark F. Haak
                            ----------------------------------------------------
                            Name:  MARK F. HAAK
                            Title: ASSISTANT VICE PRESIDENT

                    Signature page for Fourth Amended and Restated Credit Agreement for Federal-Mogul Corporation


                    Sequils-Pilgrim I. Ltd
                    By: Pilgrim Investment, Inc. as its Investment Manager
                    ------------------------------------------------------------
                    [Name of Lender]


                    By: /s/ Mark F. Haak
                       ---------------------------------------------------------
                       Name:  MARK F. HAAK
                       Title: ASSISTANT VICE PRESIDENT

                              Signature page for Fourth Amended and Restated Credit Agreement for Federal-Mogul Corporation



                                   WEBSTER BANK


                              By:  /s/ Paul T. Savino
                                 ---------------------------------------------
                                   Name:  Paul T. Savino
                                   Title: Vice President

                           Signature page for Fourth Amended and Restated Credit Agreement for Federal-Mogul Corporation


                              THE FUJI BANK, LIMITED
                           -------------------------------------------
                           [Name of Lender]

                           By: /s/
                              ----------------------
                              Name:
                              Title: SENIOR VICE PRESIDENT

                         Signature page for Fourth Amended and Restated Credit Agreement for Federal-Mogul Corporation



                         __________________________________________
                         LLOYDS TSB BANK PLC

                         By: /s/ Windsor R. Davies
                            ---------------------------------------
                            Name:  Windsor R. Davies
                            Title: Director Corporate Banking. USA
                                                D061

                         By: /s/ David Rodway
                            ---------------------------------------
                         Name:  David Rodway
                         Title: Assistant Director
                                       R156

                           Signature page for Fourth Amended and Restated Credit Agreement for Federal-Mogul Corporation



                           KBC Bank NV
                           -----------------------------------------------
                           [Name of Lender]

                           By: /s/ Raymond F. Murray/ /s/
                              --------------------------------------------
                              Name:  RAYMOND F. MURRAY
                              Title: FIRST VICE PRESIDENT

                           Signature page for Fourth Amended and Restated Credit Agreement for Federal-Mogul Corporation



                              Regions Bank
                           ----------------------------------------
                           [Name of Lender]

                           By: /s/ Sam Prudhomme
                              -------------------------------------
                              Name:  Sam Prudhomme
                              Title: National Division Officer

                           Signature page for Fourth Amended and Restated Credit Agreement for Federal-Mogul Corporation



                           First Hawaiian Bank
                           ----------------------------
                           [Name of Lender]

                           By: /s/ Charles L. Jenkins
                              -------------------------
                              Name:  Charles L. Jenkins
                              Title: Vice President & Manager
                                     National Corporate Banking

                    Signature page for Fourth Amended and Restated Credit Agreement for Federal-Mogul Corporation


                    Banque Worms Capital Corp
                    ----------------------------------------------
                    [Name of Lender]

                    By: /s/ Michael R. Fleming     /s/ Jeff Marlo
                       -------------------------------------------
                       Name:  Michael R. Fleming       Jeff Marlo
                       Title: XXX General Council      AVP

                         Signature page for Fourth Amended and Restated Credit Agreement for Federal-Mogul Corporation


                            The Bank of New York
                         -----------------------------------------
                         [Name of Lender]

                         By: /s/ Edward J. Dougherty III
                            --------------------------------------
                            Name:  EDWARD J. DOUGHERTY III
                            Title:      Vice President

                         Signature page for Fourth Amended and Restated Credit Agreement for Federal-Mogul Corporation


                             Societe Generale
                         --------------------------------------
                         [Name of Lender]


                         By: /s/
                             ----------------------------------
                             Name:
                             Title:   VICE PRESIDENT

                         Signature page for Fourth Amended and Restated Credit Agreement for Federal-Mogul Corporation

                              KZH CNC LLC
                         ------------------------------------
                         [Name of Lender]


                         By: /s/ Susan Lee
                            ---------------------------------
                            Name:    Susan Lee
                            Title: Authorized Agent

                         Signature page for Fourth Amended and Restated Credit Agreement for Federal-Mogul Corporation


                             KZH Crescent LLC
                         ---------------------------------------
                         [Name of Lender]


                         By: /s/ Susan Lee
                            ------------------------------------
                            Name:     Susan Lee
                            Title: Authorized Agent

                         Signature page for Fourth Amended and Restated Credit Agreement for Federal-Mogul Corporation



                         KZH Crescent-2 LLC
                         ---------------------------------------
                         (Name of Lender)


                         By: /s/ Susan Lee
                             -----------------------------------
                             Name:  Susan Lee
                             Title: Authorized Agent

                         Signature page for Fourth Amended and Restated Credit Agreement for Federal-Mogul Corporation



                         KZH Crescent-3 LLC
                         ---------------------------------------
                         (Name of Lender)


                         By: /s/ Susan Lee
                             -----------------------------------
                             Name:  Susan Lee
                             Title: Authorized Agent

                         Signature page for Fourth Amended and Restated Credit Agreement for Federal-Mogul Corporation



                         KZH CypressTree-1 LLC
                         ---------------------------------------
                         (Name of Lender)


                         By: /s/ Susan Lee
                             -----------------------------------
                             Name:  Susan Lee
                             Title: Authorized Agent

                         Signature page for Fourth Amended and Restated Credit Agreement for Federal-Mogul Corporation



                         KZH ING-2 LLC
                         ---------------------------------------
                         (Name of Lender)


                         By: /s/ Susan Lee
                             -----------------------------------
                             Name:  Susan Lee
                             Title: Authorized Agent

                         Signature page for Fourth Amended and Restated Credit Agreement for Federal-Mogul Corporation



                         KZH Largdale LLC
                         ---------------------------------------
                         (Name of Lender)


                         By: /s/ Susan Lee
                             -----------------------------------
                             Name:  Susan Lee
                             Title: Authorized Agent

                         Signature page for Fourth Amended and Restated Credit Agreement for Federal-Mogul Corporation



                         KZH Pondview LLC
                         --------------------------------------
                         (Name of Lender)


                         By: /s/ Susan Lee
                             -----------------------------------
                             Name:  Susan Lee
                             Title: Authorized Agent

                         Signature page for Fourth Amended and Restated Credit Agreement for Federal-Mogul Corporation


                         EATON VANCE SENIOR INCOME TRUST
                         BY: EATON VANCE MANAGEMENT
                             AS INVESTMENT ADVISOR
                         --------------------------------------
                         (Name of Lender)


                         By: /s/ Payson F. Swaffield
                             -----------------------------------
                             Name:  Payson F. Swaffield
                             Title: Vice President

                         Signature page for Fourth Amended and Restated Credit Agreement for Federal-Mogul Corporation


                         SENIOR DEBT PORTFOLIO
                         By: Boston Management and Research
                             As Investment Advisor
                         --------------------------------------
                         (Name of Lender)


                         By: /s/ Payson F. Swaffield
                             -----------------------------------
                             Name:  Payson F. Swaffield
                             Title: Vice President

                         Signature page for Fourth Amended and Restated Credit Agreement for Federal-Mogul Corporation


                         EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
                         BY: EATON VANCE MANAGEMENT
                             AS INVESTMENT ADVISOR
                         --------------------------------------
                         (Name of Lender)


                         By: /s/ Payson F. Swaffield
                             -----------------------------------
                             Name:  Payson F. Swaffield
                             Title: Vice President

                         Signature page for Fourth Amended and Restated Credit Agreement for Federal-Mogul Corporation


                         OXFORD STRATEGIC INCOME FUND
                         BY: EATON VANCE MANAGEMENT
                             AS INVESTMENT ADVISOR
                         --------------------------------------
                         (Name of Lender)


                         By: /s/ Payson F. Swaffield
                             -----------------------------------
                             Name:  Payson F. Swaffield
                             Title: Vice President

                                    CYPRESS



North American Senior Floating Rate Fund
By: CypressTree Investment Management Company, Inc.
    as Portfolio Manager


By: /s/ P. R.
    -----------------------------------
    Name:  Philip C. Robbins
    Title: Principal


CypressTree Senior Floating Rate Fund
By: Cypress Tree Investment Management Company, Inc.
    as Portfolio Manager


By: /s/ P. R.
    -----------------------------------
    Name:  Philip C. Robbins
    Title: Principal

CypressTree Investment Partners I, Ltd.,
By: Cypress Tree Investment Management Company, Inc.
    as Portfolio Manager


By: /s/ P. R.
    -----------------------------------
    Name:  Philip C. Robbins
    Title: Principal




      Signature Pages for the Federal Mogul Amended and Restated Credit
                       Agreement dated December , 2000.

                    Signature page for Fourth Amended and Restated Credit Agreement for Federal-Mogul Corporation



                    CREDIT AGRICOLE INDOSUEZ
                    ---------------------------------


                    By: /s/ Richard Manix
                        -----------------------------
                        Name:  Richard Manix
                        Title: First Vice President



                    By: /s/ Leo von Reissig
                        -----------------------------
                        Name:  Leo von Reissig
                        Title: Vice President

                    Signature page for Fourth Amended and Restated Credit Agreement for Federal-Mogul Corporation


                    First National Bank



                    By: /s/ Robert J. Riley
                        ---------------------------
                        Name:  Robert J. Riley
                        Title: Vice President

                         Signature page For Fourth Amended and
                           Restated Credit Agreement for Federal-
                           Mogul Corporation


                         BANK OF MONTREAL


                         By:  /s/
                              ------------------------------------
                         For: Name:  Murray Strum
                              Title: Director

                         Signature page for Fourth Amended Restated Credit Agreement for Federal-Mogul Corporation


                         THE BANK OF NOVA SCOTIA
                         -------------------------------
                         [Name of Lender]


                         By: /s/ D. N. Gillespie
                             ---------------------------
                             Name:  D. N. GILLESPIE
                             Title: MANAGING DIRECTOR

                           Signature page for Fourth Amended and Restated Credit Agreement for Federal-Mogul Corporation


                               __________________________________________
                               ABN AMRO Bank N.V.


                           By: /s/ Neil. J. Bivona
                               --------------------------------------
                               Name:  NEIL J. BIVONA
                               Title: Vice President


                           By: /s/ Steven C. Wimpenny
                               --------------------------------------
                               Name:  STEVEN C. WIMPENNY
                               Title: GROUP SENIOR VICE PRESIDENT

                            Signature Page for Fourth Amended and Restated Credit Agreement for Federal-Mogul Corporation



                            Wachovia Bank, NA



                            /s/ Henry H. Hagan
                            --------------------------------------------------
                            Henry H. Hagan
                            Senior Vice President

                         Signature page for Fourth Amended and Restated Credit Agreement for Federal-Mogul Corporation




                         Credit Lyonnais New York Branch
                         -----------------------------------------------------
                         [Name of Lender]



                         By: /s/ Anne G. Shean
                             -------------------------------------------------
                             Name:  Anne G. Shean
                             Title: VICE PRESIDENT